Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                       )        Case No.   05-40129
                             )
FRIEDMAN'S INC., et al.,     )        Judge      Hon. Lamar W. Davis, Jr.
                             )
                             )        Chapter    11
                             )
Debtor                       )
-----------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

                  FROM        July 3, 2005           TO      July 30, 2005
                              ------------                   -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     Timothy P. Olson
(912) 233-9333                              SKADDEN, ARPS, SLATE, MEAGHER
                                               & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285


                                            /s/ Matthew Mills
                                            -----------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah, Georgia 31402-1368
                                            (912) 232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

    July-05

                                                                      Consolidated Treasury Function
                                        -------------------------------------------------------------------------------------------

Account Description                        Store        Concentration        Master         Accounts       Payroll        Health
                                          Deposits                        Disbursement      Payable                     Insurance

G/L Account Number                          1020             1016             1014            1018           1011         1013

Bank                                      numerous           BofA             BofA            BofA           BofA         BofA

Bank account number                       numerous        102243608       3272823008      3299831844     3299831836    3299836140


Beginning Balance                           2,762,325         241,391         514,351      (3,632,927)    (1,624,707)    (82,596)

     Cash deposits                         12,367,269       2,065,036           1,258               0              0           0
     Credit card collections                        0       4,911,821               0               0              0           0
     Down payments/layaways                         0               0               0               0              0           0
     Sales tax                                      0               0               0               0              0           0
     Borrowings on line of credit                   0               0       9,300,000               0              0           0
     Interbank transfers                  (13,008,995)     (6,923,002)     (9,346,640)     10,321,030      8,437,851     273,509
     Intercompany allocations                       0               0               0               0              0           0
     Other deposits                                 0         236,282       1,747,913               0              0           0
                                         ------------------------------------------------------------------------------------------
Total cash receipts                         (641,726)         290,137       1,702,531      10,321,030      8,437,851     273,509
                                         ------------------------------------------------------------------------------------------
Total cash available                        2,120,599         531,528       2,216,882       6,688,103      6,813,144     190,913

      Merchandise payments                          0               0               0       1,042,408              0           0
      Rent                                          0               0               0       2,073,685              0           0
      Advertising                                   0               0               0         519,974              0           0
      Jewelry repair                                0               0               0         623,885              0           0
      Customer refunds                              0               0               0         230,301              0           0
      Utilities and telephone                       0               0               0         444,376              0           0
      Employee travel                               0               0          30,000         128,372              0           0
      Benefits and benefit administration           0               0          43,408         143,958              0     269,626
      Freight and inventory distribution            0               0               0         107,744              0           0
      Capital expenditures                          0          99,376               0         160,009              0           0
      Taxes and licenses                            0               0               0         174,686              0           0
      Ordinary course professionals                 0               0               0          58,018              0           0
      Credit and collection expenses                0        (266,099)              0         151,733              0           0
      Payroll                                       0               0               0               0      6,907,684           0
      Professional fees                             0               0         184,827       3,386,438              0           0
      Banking, interest and loan fees               0         (80,737)              0               0              0           0
      Income taxes                                  0               0               0               0              0           0
      Sales tax                                     0               0               0               0              0           0
      American Bankers Ins Group                    0               0         101,691               0              0           0
      ACH/Debits/Charges                            0          37,744               0               0              0           0
      Healthcare                                    0               0               0               0              0           0
      Line of credit paydowns                       0               0       1,600,000               0              0           0
      Intercompany allocations                      0               0               0               0              0           0
      Other disbursements                           0          24,221         104,035       1,203,041              0           0

                                         ------------------------------------------------------------------------------------------
Total cash disbursements                            0        (185,495)      2,063,961      10,448,628      6,907,684     269,626

                                         ------------------------------------------------------------------------------------------
Ending cash balance                         2,120,599         717,023         152,921      (3,760,525)       (94,540)    (78,713)
                                         ==========================================================================================

Bank reconciliation attached?                  Yes              Yes             Yes              Yes            Yes           Yes

Recon Validation                               0                (0)              0                0             (0)            0



[table continued 2]

                                                                           Consolidated Treasury Function
                                        -----------------------------------------------------------------------------------

Account Description                           Sales Tax     Store     Home Office    Standstill       FJ        Friedman's
                                              Fiduciary      Cash       Expense        Escrow      Fiduciary   Management

G/L Account Number                             1021         1025        1030           1050         1061          1012

Bank                                           BofA         N/A       Sun Trust      Wachovia    Wilmington       BofA

Bank account number                         3268596048      N/A      1500518236      26166544    1328-5489     3275522334


Beginning Balance                                1,492    197,200         4,557        573,515      13,896            400

    Cash deposits                                    0          0             0              0           0              0
    Credit card collections                          0          0             0              0           0              0
    Down payments/layaways                           0          0             0              0           0              0
    Sales tax                                        0          0             0              0           0              0
    Borrowings on line of credit                     0          0             0              0           0              0
    Interbank transfers                      1,527,250        400             0              0           0              0
    Intercompany allocations                         0          0             0              0           0              0
    Other deposits                                   0          0         1,298              0       4,876              0
                                         -------------------------------------------------------------------------------------
Total cash receipts                          1,527,250        400         1,298              0       4,876              0
                                         -------------------------------------------------------------------------------------
Total cash available                         1,528,742    197,600         5,855        573,515      18,772            400

    Merchandise payments                             0          0             0              0           0              0
    Rent                                             0          0             0              0           0              0
    Advertising                                      0          0             0              0           0              0
    Jewelry repair                                   0          0             0              0           0              0
    Customer refunds                                 0          0             0              0           0              0
    Utilities and telephone                          0          0             0              0           0              0
    Employee travel                                  0          0             0              0           0              0
    Benefits and benefit administration              0          0             0              0           0              0
    Freight and inventory distribution               0          0             0              0           0              0
    Capital expenditures                             0          0             0              0           0              0
    Taxes and licenses                               0          0             0              0           0              0
    Ordinary course professionals                    0          0             0              0           0              0
    Credit and collection expenses                   0          0             0              0           0              0
    Payroll                                          0          0             0              0           0              0
    Professional fees                                0          0             0              0           0              0
    Banking, interest and loan fees                  0          0            13              0           0              0
    Income taxes                                     0          0             0              0           0              0
    Sales tax                                1,528,848          0             0              0           0              0
    American Bankers Ins Group                       0          0             0              0           0              0
    ACH/Debits/Charges                               0          0             0              0           0              0
    Healthcare                                       0          0             0              0           0              0
    Line of credit paydowns                          0          0             0              0           0              0
    Intercompany allocations                         0          0             0              0           0              0
    Other disbursements                              0          0             0              0           0              0

                                         -------------------------------------------------------------------------------------
Total cash disbursements                     1,528,848          0            13              0           0              0

                                         -------------------------------------------------------------------------------------
Ending cash balance                               (106)   197,600         5,842        573,515      18,772            400
                                         =====================================================================================

Bank reconciliation attached?                      Yes         Yes          Yes           Yes           Yes          Yes

Recon Validation                                   (0)          0           (0)           (0)           (0)           0



[table continued 3]



Account Description                        Concentration    MC/Visa (b)     AMEX (b)    Discover (b)   Cougar (b)


G/L Account Number                            1003

Bank                                        Citigroup       Citigroup     Citigroup      Citigroup     Citigroup

Bank account number                         30597768        30597776       30597784      30597792      30597805       Total


Beginning Balance                              (15,862)             0              0             0             0       (1,046,965)

     Cash deposits                                    0             0              0             0             0       14,433,563
     Credit card collections                          0             0              0             0             0        4,911,821
     Down payments/layaways                           0             0              0             0             0                0
     Sales tax                                        0             0              0             0             0                0
     Borrowings on line of credit                     0             0              0             0             0        9,300,000
     Interbank transfers                      8,718,597             0              0             0             0                0
     Intercompany allocations                         0             0              0             0             0                0
     Other deposits                                   0             0              0             0             0        1,990,369
                                       -------------------------------------------------------------------------------------------
Total cash receipts                           8,718,597             0              0             0             0       30,635,753
                                       -------------------------------------------------------------------------------------------
Total cash available                          8,702,735             0              0             0             0       29,588,788

      Merchandise payments                            0             0              0             0             0        1,042,408
      Rent                                            0             0              0             0             0        2,073,685
      Advertising                                     0             0              0             0             0          519,974
      Jewelry repair                                  0             0              0             0             0          623,885
      Customer refunds                                0             0              0             0             0          230,301
      Utilities and telephone                         0             0              0             0             0          444,376
      Employee travel                                 0             0              0             0             0          158,372
      Benefits and benefit administrati               0             0              0             0             0          456,992
      Freight and inventory distributio               0             0              0             0             0          107,744
      Capital expenditures                            0             0              0             0             0          259,385
      Taxes and licenses                              0             0              0             0             0          174,686
      Ordinary course professionals                   0             0              0             0             0           58,018
      Credit and collection expenses                  0             0              0             0             0        (114,366)
      Payroll                                         0             0              0             0             0        6,907,684
      Professional fees                               0             0              0             0             0        3,571,265
      Banking, interest and loan fees                 0             0              0             0             0         (80,724)
      Income taxes                                    0             0              0             0             0                0
      Sales tax                                       0             0              0             0             0        1,528,848
      American Bankers Ins Group                      0             0              0             0             0          101,691
      ACH/Debits/Charges                              0             0              0             0             0           37,744
      Healthcare                                      0             0              0             0             0                0
      Line of credit paydowns                 8,703,350             0              0             0             0       10,303,350
      Intercompany allocations                        0             0              0             0             0                0
      Other disbursements                             0             0              0             0             0        1,331,297

                                       -------------------------------------------------------------------------------------------
Total cash disbursements                      8,703,350             0              0             0             0       29,736,616

                                       -------------------------------------------------------------------------------------------
Ending cash balance                                (615)            0              0             0             0         (147,828)
                                       ===========================================================================================

Bank reconciliation attached?                     Yes           No-N/A         No-N/A        No-N/A        No-N/A           Yes

Recon Validation                                   0


[table continued 4]


                                                                 Allocation To Individual Debtors (a)
                                           ----------------------------------------------------------------------------------

Account Description


G/L Account Number

Bank                                                          Friedman's       FI Stores        Friedman's         FCJV
                                            Friedman's        Management        Limited          Florida          Holding
Bank account number                            Inc.             Corp          Partnership       Partnership        Corp.


Beginning Balance                           (1,047,365)           400                  0                   0           0

     Cash deposits                           9,728,221              0          3,666,125           1,039,217           0
     Credit card collections                 3,310,567              0          1,247,603             353,651           0
     Down payments/layaways                          0              0                  0                   0           0
     Sales tax                                       0              0                  0                   0           0
     Borrowings on line of credit            9,300,000              0                  0                   0           0
     Interbank transfers                             0              0                  0                   0           0
     Intercompany allocations                6,306,595              0         (4,913,728)         (1,392,868)          0
     Other deposits                          1,990,369              0                  0                   0           0
                                          -----------------------------------------------------------------------------------
Total cash receipts                         30,635,753              0                  0                   0           0
                                          -----------------------------------------------------------------------------------
Total cash available                        29,588,388            400                  0                   0           0

      Merchandise payments                     700,498              0            266,856              75,053           0
      Rent                                   1,383,148          4,147            499,758             186,632           0
      Advertising                              310,424              0            162,232              47,318           0
      Jewelry repair                           419,251              0            159,715              44,920           0
      Customer refunds                         155,223              0             58,496              16,582           0
      Utilities and telephone                  311,508         10,221             94,652              27,996           0
      Employee travel                          145,069              0             12,511                 792           0
      Benefits and benefit administrati        292,475         31,989            105,108              27,420           0
      Freight and inventory distributio         72,404              0             27,582               7,758           0
      Capital expenditures                     173,529              0             62,512              23,345           0
      Taxes and licenses                       117,738              0             44,370              12,577           0
      Ordinary course professionals             58,018              0                  0                   0           0
      Credit and collection expenses          (77,083)              0           (29,049)             (8,234)           0
      Payroll                                4,420,918        483,538          1,588,767             414,461           0
      Professional fees                      3,571,265              0                  0                   0           0
      Banking, interest and loan fees         (80,724)              0                  0                   0           0
      Income taxes                                   0              0                  0                   0           0
      Sales tax                              1,030,444              0            388,327             110,077           0
      American Bankers Ins Group               101,691              0                  0                   0           0
      ACH/Debits/Charges                        37,744              0                  0                   0           0
      Healthcare                                     0              0                  0                   0           0
      Line of credit paydowns               10,303,350              0                  0                   0           0
      Intercompany allocations               5,395,095      (529,895)        (3,782,651)         (1,082,548)           0
      Other disbursements                      894,632              0            340,812              95,853           0

                                          -----------------------------------------------------------------------------------
Total cash disbursements                    29,736,616              0                  0                   0           0

                                          -----------------------------------------------------------------------------------
Ending cash balance                           (148,228)           400                  0                   0           0
                                          ===================================================================================

Bank reconciliation attached?

Recon Validation



[table continued 5]


                                                 Allocation To Individual Debtors (a)
                                          ------------------------------------------------------

Account Description


G/L Account Number

Bank                                            Friedman's          Friedman's
                                                Beneficiary          Holding         Friedman's        Grand
Bank account number                               Inc.               Corp.           Investments       Total


Beginning Balance                                    0                  0                 0          (1,046,965)

     Cash deposits                                   0                  0                 0          14,433,563
     Credit card collections                         0                  0                 0           4,911,821
     Down payments/layaways                          0                  0                 0                   0
     Sales tax                                       0                  0                 0                   0
     Borrowings on line of credit                    0                  0                 0           9,300,000
     Interbank transfers                             0                  0                 0                   0
     Intercompany allocations                        0                  0                 0                   0
     Other deposits                                  0                  0                 0           1,990,369
                                          ----------------------------------------------------------------------
Total cash receipts                                  0                  0                 0          30,635,753
                                          ----------------------------------------------------------------------
Total cash available                                 0                  0                 0          29,588,788

      Merchandise payments                           0                  0                 0           1,042,408
      Rent                                           0                  0                 0           2,073,685
      Advertising                                    0                  0                 0             519,974
      Jewelry repair                                 0                  0                 0             623,885
      Customer refunds                               0                  0                 0             230,301
      Utilities and telephone                        0                  0                 0             444,376
      Employee travel                                0                  0                 0             158,372
      Benefits and benefit administrati              0                  0                 0             456,992
      Freight and inventory distributio              0                  0                 0             107,744
      Capital expenditures                           0                  0                 0             259,385
      Taxes and licenses                             0                  0                 0             174,686
      Ordinary course professionals                  0                  0                 0              58,018
      Credit and collection expenses                 0                  0                 0           (114,366)
      Payroll                                        0                  0                 0           6,907,684
      Professional fees                              0                  0                 0           3,571,265
      Banking, interest and loan fees                0                  0                 0            (80,724)
      Income taxes                                   0                  0                 0                   0
      Sales tax                                      0                  0                 0           1,528,848
      American Bankers Ins Group                     0                  0                 0             101,691
      ACH/Debits/Charges                             0                  0                 0              37,744
      Healthcare                                     0                  0                 0                   0
      Line of credit paydowns                        0                  0                 0          10,303,350
      Intercompany allocations                       0                  0                 0                   0
      Other disbursements                            0                  0                 0           1,331,297

                                          ----------------------------------------------------------------------
Total cash disbursements                             0                  0                 0          29,736,616

                                          ----------------------------------------------------------------------
Ending cash balance                                  0                  0                 0            (147,828)
                                          ======================================================================

Bank reconciliation attached?

Recon Validation



__________________

(a)    Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.

(b)    Citigroup acounts were opened but not funded prior to April 2, 2005


                                 Friedman's Inc.

                  Statement of Cash Receipts and Disbursements

                                     Jul-05

                                                                       Month                        YTD

Beginning Balance                                                       (1,047,365)                 (2,319,776)

            Cash deposits                                                9,728,221                 108,709,652
            Credit card collections                                      3,310,567                  61,563,225
            Down payments/layaways                                               0                           0
            Sales tax                                                            0                           0
            Borrowings on line of credit                                 9,300,000                  27,453,895
            Interbank transfers                                                  0                           0
            Intercompany allocations                                     6,306,595                  82,357,504
            Other deposits                                               1,990,369                  10,709,599

                                                                 ------------------          ------------------
Total cash receipts                                                     30,635,753                 290,793,875

                                                                 ------------------          ------------------
Total cash available                                                    29,588,388                 288,474,099
                                                                                                             0
            Merchandise payments                                           700,498                  34,847,676
            Rent                                                         1,383,148                  11,638,665
            Advertising                                                    310,424                   5,874,121
            Jewelry repair                                                 419,251                   4,266,262
            Customer refunds                                               155,223                   1,581,486
            Utilities and telephone                                        311,508                   2,413,036
            Employee travel                                                145,069                   1,143,425
            Benefits and benefit administration                            292,475                   2,059,574
            Freight and inventory distribution                              72,404                   1,497,476
            Capital expenditures                                           173,529                     706,366
            Taxes and licenses                                             117,738                   2,780,384
            Ordinary course professionals                                   58,018                     793,789
            Credit and collection expenses                                 (77,083)                  1,498,011
            Payroll                                                      4,420,918                  31,990,501
            Professional fees                                            3,571,265                  14,235,504
            Banking, interest and loan fees                                (80,724)                  2,135,348
            Income taxes                                                         0                           0
            Sales tax                                                    1,030,444                   7,869,462
            American Bankers Ins Group                                     101,691                   1,220,051
            ACH/Debits/Charges                                              37,744                      37,744
            Healthcare                                                           0                     507,748
            Line of credit paydowns                                     10,303,350                  76,140,430
            Intercompany transfers                                       5,395,095                  65,762,616
            Other disbursements                                            894,632                  17,622,651

                                                                 ------------------          ------------------
Total cash disbursements                                                29,736,616                 288,622,327

                                                                 ------------------          ------------------
Ending cash balance                                                       (148,228)                   (148,228)
                                                                 ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 25th day of August, 2005           /s/ Ken Maher
                                        ---------------------------------------
                                        Chief Financial Officer

Name of Debtor:     Friedman's, Inc.              Case Number:       05-40129
                  ------------------                                 --------

Reporting Period beginning     July 3, 2005        and ending    July 30, 2005
                               ------------                      -------------

       STATEMENT REGARDING CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT


On November 17, 2003 the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 required restatement and should not be relied upon. The Company's auditors, Ernst & Young, LLP ("E&Y") simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements.

Subsequently, the Company has commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amounts of required adjustments to its financial records.

Because the aforementioned review is incomplete, the Company is not presently able to provide a current consolidated balance sheet or income statement in this Monthly Operating Report. The Company presently anticipates providing such statements upon the completion of its accounting review. However, the Company cannot presently predict when the aforementioned review will be completed.

                                  ATTACHMENT 1
                                  ------------

                    MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                    ----------------------------------------------------

Name of Debtor:     Friedman's Inc., et al.     Case Number:      05-40129
                 --------------------------                       --------

Reporting Period beginning     July 3, 2005     and ending     July 30, 2005
                               ------------                    -------------


ACCOUNTS RECEIVABLE AT PETITION DATE (CREDIT CARD)                    $540,619
                                                          =====================

ACCOUNTS RECEIVABLE AT PETITION DATE (ON ACCOUNT)                 $175,499,089
                                                          =====================


              ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable , prepetition and post petition, including charge card sales which have not been received):

                                                                       Credit                  On
                                                                        Cards                Account
                                                                        -----                -------
       Beginning of Month Balance                                       $1,180,327             $113,052,429
       PLUS: Current Month New Billings                                  4,968,415               12,307,030
       MINUS: Collection During the Month                               (4,911,821)             (12,936,535)
       PLUS/MINUS: Adjustments or write offs                               (47,052)              (7,726,761)
                                                                   ----------------   ----------------------
       End of Month Balance                                             $1,189,868             $104,696,164
                                                                   ================   ======================


              POST PETITION ACCOUNTS RECEIVABLE AGING
     (Show the total for each aging category for all accounts receivable)

       All credit card accounts receivable are current (0-30 days old)

       The Debtors are not able to present post petition accounts receivable separately. Listed below is an aging of total On
       Account Accounts Receivable by category

            0-30          31-60            61-90           Over 90                              Total
       ---------------------------------------------------------------                ---------------------
         83,515,198     7,151,801        6,008,559        8,020,606                        104,696,164
       ===============================================================                =====================
                                                         check digit (s/b 0)                          (0)

       The Debtor's policy for accounts over 90 days old is to pursue collection efforts internally with its internal collections department. After 120 days, accounts are generally written off of accounts receivable (subject to certain exceptions) and are turned over to collection agencies for continued collection efforts.

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:        Friedman's Inc., et al.     Case Number:     05-40129
                       -----------------------                      ---------

Reporting Period beginning       July 3, 2005      and ending     July 30, 2005
                                 ------------                     -------------

         In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached attached provided all information requested below is included.


                                                POST-PETITION ACCOUNTS PAYABLE
                                                     (past due balances)

     Date       Days
   Incurred      O/S      Vendor                                    Amount     Description*
   --------     ----      ------                                    ------     ------------
    1/15/05     166 Roberts Oxygen Company, Inc.                      19.45 Delay in approval process, paid in August
    2/15/05     165 GOLD LANCE-ASSET                                -160.54 UMR - waiting on corrected paperwork from vendor
    1/18/05     163 Hinckley Spring water                              6.25 Delay in approval process, paid in August
    1/20/05     161 Bur-Pac Systems Corporation                       27.64 Delay in approval process, paid in August
    1/21/05     160 COAST SAFE & LOCK CO                             140.00 Delay in approval process, paid in August
    1/25/05     156 National Welders Supply Co,Inc                     3.45 Delay in approval process, paid in August
     3/4/05     148 GOLD LANCE-ASSET                                  59.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -155.94 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -220.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                 -59.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -128.34 UMR - waiting on corrected paperwork from vendor
     3/9/05     143 GOLD LANCE-ASSET                                -155.94 UMR - waiting on corrected paperwork from vendor
     2/9/05     141 Assurant Solutions(credit)                     3,318.95 Delay in approval process, paid in August
     2/9/05     141 Assurant Solutions(credit)                       333.76 Delay in approval process, paid in August
     2/9/05     141 Assurant Solutions(credit)                       703.99 Delay in approval process, paid in August
     2/9/05     141 Assurant Solutions(credit)                       721.74 Delay in approval process, paid in August
     2/9/05     141 Assurant Solutions(credit)                        94.32 Delay in approval process, paid in August
    2/11/05     139 Ballard Jewelers                                 126.50 Delay in approval process, paid in August
    3/15/05     137 LUXE GROUP, INC                              -30,268.07 UMR - waiting on corrected paperwork from vendor
    2/16/05     134 Randy Smith Jewelers                             380.75 Delay in approval process, paid in August
    2/16/05     134 Nevill Business Machines                         126.65 Delay in approval process, paid in August
    2/18/05     132 Vong Jewelers                                    134.00 Delay in approval process, paid in August
    1/29/05     132 KLEIN JEWELRY-SALE                               -12.94 Memo sales - Waiting on vendor to bill
    3/21/05     131 GOLD LANCE-ASSET                                 183.54 UMR - waiting on corrected paperwork from vendor
    3/22/05     130 GOLD LANCE-ASSET                                -183.54 UMR - waiting on corrected paperwork from vendor
    2/21/05     129 Vong Jewelers                                     81.00 Delay in approval process, paid in August
    1/29/05     128 ULTIMO INC - SALES                              -140.71 Memo sales - Waiting on vendor to bill
    1/29/05     128 ULTIMO INC - SALES                               561.77 Memo sales - Waiting on vendor to bill
    2/23/05     127 Vong Jewelers                                     58.00 Delay in approval process, paid in August
    2/25/05     125 Vong Jewelers                                    126.00 Delay in approval process, paid in August
    3/28/05     124 GOLD LANCE-ASSET                                 142.14 UMR - waiting on corrected paperwork from vendor
    3/28/05     124 GOLD LANCE-ASSET                                -142.14 UMR - waiting on corrected paperwork from vendor
    3/30/05     122 GOLD LANCE-ASSET                                  54.74 UMR - waiting on corrected paperwork from vendor
    3/30/05     122 GOLD LANCE-ASSET                                 -54.74 UMR - waiting on corrected paperwork from vendor
     3/1/05     121 Service Jewelry & Repair                          12.00 Delay in approval process, paid in August
     3/2/05     120 Vong Jewelers                                    196.00 Delay in approval process, paid in August
     3/3/05     119 Linde Gas LLC/Formerly Holox-P                    53.50 Delay in approval process, paid in August
     4/2/05     119 C.MAHENDRA JEWELS-SALE                        -1,021.00 Memo sales - Waiting on vendor to bill
     3/7/05     115 Ryan Creations                                   126.50 Delay in approval process, paid in August
     3/7/05     115 Lyles-Degrazier Co.                              128.00 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/25/05     113 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    3/12/05     110 Ballard Jewelers                                 142.00 Delay in approval process, paid in August
    2/26/05     108 ULTIMO INC - SALES                            10,147.36 Memo sales - Waiting on vendor to bill
    2/26/05     108 ULTIMO INC - SALES                            48,364.26 Memo sales - Waiting on vendor to bill
    4/15/05     106 SAMUEL AARON INC-ASSET                         1,440.00 UMR - waiting on corrected paperwork from vendor
    3/17/05     105 Ryan Creations                                   173.50 Delay in approval process, paid in August
    3/20/05     102 Scripps Treasure Coast Publis                    151.21 Delay in approval process, paid in August
    3/21/05     101 Ryan Creations                                   137.00 Delay in approval process, paid in August
    4/20/05     101 GOLD LANCE-ASSET                                 142.14 UMR - waiting on corrected paperwork from vendor
    1/29/05     100 MGM JEWELRY MANUFACT-SALE                       -470.00 Memo sales - Waiting on vendor to bill
    4/26/05      95 GOLD LANCE-ASSET                                  51.52 UMR - waiting on corrected paperwork from vendor
    3/31/05      91 Linde Gas LLC/Formerly Holox-P                     9.29 Delay in approval process, paid in August
    4/30/05      91 COLORON-SALES                                 -1,262.02 Memo sales - Waiting on vendor to bill
    4/30/05      91 ELOQUENCE/MWI-SALE                              -712.50 Memo sales - Waiting on vendor to bill
     4/1/05      90 Service Jewelry & Repair                         370.85 Delay in approval process, paid in August
     5/3/05      88 GOLD LANCE-ASSET                                 -51.52 UMR - waiting on corrected paperwork from vendor
     4/4/05      87 Brown's Jewelry Services, Inc.                   184.00 Delay in approval process, paid in August
     4/4/05      87 Repair Bench, The                                 93.00 Delay in approval process, paid in August
     5/6/05      85 GOLD LANCE-ASSET                                 114.54 UMR - waiting on corrected paperwork from vendor
     5/6/05      85 GOLD LANCE-ASSET                                -114.54 UMR - waiting on corrected paperwork from vendor
     4/9/05      82 Repair Bench, The                                233.00 Delay in approval process, paid in August
    5/11/05      80 LEER GEM LTD-ASSET                             3,184.88 UMR - waiting on corrected paperwork from vendor
    5/11/05      80 LEER GEM LTD-ASSET                            -3,184.88 UMR - waiting on corrected paperwork from vendor
    4/12/05      79 Barry Hoffman Repair                              86.00 Delay in approval process, paid in August
     4/2/05      79 ULTIMO INC - SALES                             2,329.12 Memo sales - Waiting on vendor to bill
     4/2/05      79 ULTIMO INC - SALES                            33,128.00 Memo sales - Waiting on vendor to bill
    4/14/05      77 Workbench, The                                   111.00 Delay in approval process, paid in August
    4/14/05      77 Workbench, The                                    12.00 Delay in approval process, paid in August
    4/18/05      73 Service Jewelry & Repair                       1,166.54 Delay in approval process, paid in August
    4/19/05      72 COPELAND'S CREATION                             -218.55 Delay in approval process, paid in August
    4/20/05      71 Praxair Distribution-Dept 1066                     6.15 Delay in approval process, paid in August
    4/23/05      68 Aaron Joseph's Jewelry                           139.00 Delay in approval process, paid in August
    4/26/05      65 Aaron Joseph's Jewelry                           110.00 Delay in approval process, paid in August
    4/27/05      64 Estate of Benjamin N. Bischoff                    99.74 Delay in approval process, paid in August
    5/27/05      64 GOLD LANCE-ASSET                                 155.94 UMR - waiting on corrected paperwork from vendor
    4/28/05      63 Aaron Joseph's Jewelry                           267.00 Delay in approval process, paid in August
    4/28/05      63 Aaron Joseph's Jewelry                           179.00 Delay in approval process, paid in August
    5/28/05      63 C.MAHENDRA JEWELS-SALE                           -20.52 Memo sales - Waiting on vendor to bill
    4/29/05      62 Barry Hoffman Repair                              90.00 Delay in approval process, paid in August
    4/30/05      61 Linde Gas LLC/Formerly Holox-P                     9.31 Delay in approval process, paid in August
     5/3/05      58 Aaron Joseph's Jewelry                           258.00 Delay in approval process, paid in August
     6/2/05      58 SILVER BEL                                     6,188.33 UMR - waiting on corrected paperwork from vendor
     5/4/05      57 Service Jewelry & Repair                          49.01 Delay in approval process, paid in August
     5/5/05      56 Payne Electric Company, Inc.                      60.00 Delay in approval process, paid in August
     5/5/05      56 Aaron Joseph's Jewelry                           214.00 Delay in approval process, paid in August
     5/6/05      55 International Gemmological                       635.00 Delay in approval process, paid in August
     5/6/05      55 International Gemmological                     1,957.50 Delay in approval process, paid in August
     5/6/05      55 International Gemmological                     5,700.00 Delay in approval process, paid in August
     5/6/05      55 International Gemmological                     3,316.50 Delay in approval process, paid in August
     5/8/05      53 Brown's Jewelry Services, Inc.                    39.00 Delay in approval process, paid in August
     5/9/05      52 Service Jewelry & Repair                         569.92 Delay in approval process, paid in August
    5/10/05      51 T. J. & Company                                   94.00 Delay in approval process, paid in August
    5/10/05      51 H. L. Cain - Repairs                             137.50 Delay in approval process, paid in August
    5/11/05      50 Signature Jewelry                                275.00 Delay in approval process, paid in August
    5/11/05      50 SOUTHERN ELECTRICAL SERVICE IN                   270.00 Delay in approval process, paid in August
    6/10/05      50 M FABRIKANT & SONS-ASSET                       2,294.15 UMR - waiting on corrected paperwork from vendor
    6/10/05      50 M FABRIKANT & SONS-ASSET                         275.30 UMR - waiting on corrected paperwork from vendor
    5/13/05      48 International Gemmological                     1,422.50 Delay in approval process, paid in August
    5/13/05      48 International Gemmological                       770.00 Delay in approval process, paid in August
    5/13/05      48 International Gemmological                       703.75 Delay in approval process, paid in August
    5/13/05      48 Rivera's Repairs                                  29.00 Delay in approval process, paid in August
    6/13/05      47 M FABRIKANT & SONS-ASSET                        -275.30 UMR - waiting on corrected paperwork from vendor
    6/13/05      47 M FABRIKANT & SONS-ASSET                        -275.30 UMR - waiting on corrected paperwork from vendor
    5/17/05      44 Signature Jewelry                                235.00 Delay in approval process, paid in August
    4/30/05      44 ULTIMO INC - SALES                            -2,321.58 Memo sales - Waiting on vendor to bill
    4/30/05      44 ULTIMO INC - SALES                            72,755.48 Memo sales - Waiting on vendor to bill
    6/17/05      43 A&A JEWELERS-ASSET                                98.30 UMR - waiting on corrected paperwork from vendor
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            231.60 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            231.60 Delay in approval process, paid in August
    5/18/05      42 PACIFIC NORTHERN, INC                            347.40 Delay in approval process, paid in August
    5/20/05      41 Service Jewelry & Repair                         400.47 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/20/05      40 PACIFIC NORTHERN, INC                            231.60 Delay in approval process, paid in August
    5/23/05      38 City of Gainesville, GA.                         468.95 Delay in approval process, paid in August
    5/23/05      38 Forosisky's Gold Works                           362.50 Delay in approval process, paid in August
    6/22/05      38 ROSY BLUE INC-ASSET                              465.00 UMR - waiting on corrected paperwork from vendor
    5/25/05      36 Octavio Hernandez Repairs                        169.00 Delay in approval process, paid in August
    5/26/05      35 Comdoc Business Systems                           95.00 Delay in approval process, paid in August
    5/27/05      34 Service Jewelry & Repair                         472.80 Delay in approval process, paid in August
    5/27/05      34 Steven A. Walter Repairs                          37.00 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            115.80 Delay in approval process, paid in August
    5/31/05      31 PACIFIC NORTHERN, INC                            231.60 Delay in approval process, paid in August
    5/31/05      30 Nations Recovery Center(CREDIT               109,974.00 Delay in approval process, paid in August
    5/31/05      30 Linde Gas LLC-P.O Box 802807                      31.55 Delay in approval process, paid in August
    5/31/05      30 Linde Gas LLC/Formerly Holox-P                     9.62 Delay in approval process, paid in August
    6/30/05      30 DANA AUGUSTINE INC-ASSET                       3,539.30 UMR - waiting on corrected paperwork from vendor
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                    537.36 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/1/05      29 Service Jewelry & Repair                          29.00 Delay in approval process, paid in August
     6/1/05      29 Service Jewelry & Repair                         142.85 Delay in approval process, paid in August
     6/1/05      29 Steven A. Walter Repairs                          10.00 Delay in approval process, paid in August
     6/1/05      29 Palmetto Rural Telephone Coop.                    12.87 Delay in approval process, paid in August
     6/1/05      29 NationService, Inc(BOX 810719)                  -801.00 Delay in approval process, paid in August
     6/1/05      29 Aaron Joseph's Jewelry                            78.00 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    106.85 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     81.41 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    164.40 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    165.98 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                    297.65 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/2/05      28 Service Jewelry & Repair                          21.45 Delay in approval process, paid in August
     6/2/05      28 Aaron Joseph's Jewelry                           128.00 Delay in approval process, paid in August
     6/2/05      28 Davida's Design Concepts                         336.45 Delay in approval process, paid in August
    4/28/05      28 JAM CREATIONS - S                                -10.41 Memo sales - Waiting on vendor to bill
    5/28/05      28 JAM CREATIONS - S                                -32.81 Memo sales - Waiting on vendor to bill
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     82.99 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     19.75 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    313.61 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    175.37 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    201.43 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     73.61 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    566.07 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     73.61 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    141.53 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    134.33 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    318.55 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     95.28 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    188.16 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    322.93 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    115.03 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                    509.38 Delay in approval process, paid in August
     6/3/05      27 International Packaging Corp.                     95.28 Delay in approval process, paid in August
     6/4/05      26 Dish Network                                      36.28 Delay in approval process, paid in August
     6/5/05      25 Workbench, The                                    26.00 Delay in approval process, paid in August
     4/2/05      25 MGM JEWELRY MANUFACT-SALE                        315.00 Memo sales - Waiting on vendor to bill
     6/6/05      24 Service Jewelry & Repair                         285.95 Delay in approval process, paid in August
    5/28/05      24 STS JEWELS INC - SALES                         8,130.51 Memo sales - Waiting on vendor to bill
     6/7/05      23 Equifax Information SVCS LLC                  26,840.68 Delay in approval process, paid in August
     6/7/05      23 Coserv                                            58.25 Delay in approval process, paid in August
     6/7/05      23 Susan Starr Jeweler                              101.50 Delay in approval process, paid in August
     6/7/05      23 Attwood Custom Creations                          53.00 Delay in approval process, paid in August
     6/7/05      23 Aaron Joseph's Jewelry                           105.00 Delay in approval process, paid in August
    5/28/05      23 SUMIT DIAMOND CORP-SALE                       11,447.10 Memo sales - Waiting on vendor to bill
    5/28/05      23 SAMUEL AARON INC-SALE                         87,589.82 Memo sales - Waiting on vendor to bill
     4/2/05      23 KRISTALL INC-SALE                             -1,120.00 Memo sales - Waiting on vendor to bill
     4/2/05      23 KRISTALL INC-SALE                              2,050.00 Memo sales - Waiting on vendor to bill
     6/8/05      22 Coserv                                            61.60 Delay in approval process, paid in August
     6/8/05      22 CDW Direct,LLC formerly CDW Co                   207.53 Delay in approval process, paid in August
     6/8/05      22 Regional Jewelry Repairs                          34.00 Delay in approval process, paid in August
    5/28/05      22 DESIGN WORKS-SALE                                193.58 Memo sales - Waiting on vendor to bill
    5/28/05      22 DESIGN WORKS-SALE                             58,275.71 Memo sales - Waiting on vendor to bill
    5/28/05      22 C.MAHENDRA JEWELS-SALE                       115,552.53 Memo sales - Waiting on vendor to bill
    5/28/05      22 PASHA JEWELS, INC.                               450.00 Memo sales - Waiting on vendor to bill
    5/28/05      22 PASHA JEWELS, INC.                             6,931.00 Memo sales - Waiting on vendor to bill
     6/9/05      21 Aaron Joseph's Jewelry                            70.00 Delay in approval process, paid in August
    5/28/05      21 WITTNAUER WATCH CO-SALE                       46,899.18 Memo sales - Waiting on vendor to bill
    5/28/05      21 MICHAEL WERDIGER-SALE                          5,475.18 Memo sales - Waiting on vendor to bill
    5/28/05      21 CLAAR/MWI-SALE                                 6,299.51 Memo sales - Waiting on vendor to bill
    5/28/05      21 COLORON-SALES                                 10,218.98 Memo sales - Waiting on vendor to bill
    5/28/05      21 ELOQUENCE/MWI-SALE                               694.96 Memo sales - Waiting on vendor to bill
    5/28/05      21 ELOQUENCE/MWI-SALE                            24,941.79 Memo sales - Waiting on vendor to bill
    6/10/05      20 Systems Business Forms & Compu                 5,142.53 Delay in approval process, paid in August
    6/10/05      20 Steve Utterback - Repairs                         49.50 Delay in approval process, paid in August
    6/10/05      20 Crystal Springs Water(HO)-P.O                     15.08 Delay in approval process, paid in August
    5/28/05      20 AMERICAS DIAMONDS-S                            7,303.00 Memo sales - Waiting on vendor to bill
    5/28/05      20 AMERICAS DIAMONDS-S                            6,532.32 Memo sales - Waiting on vendor to bill
    6/11/05      19 Terry Peoples-Repairs                            129.00 Delay in approval process, paid in August
    6/13/05      17 Systems Business Forms & Compu                 1,529.10 Delay in approval process, paid in August
    6/13/05      17 Coserv                                            17.25 Delay in approval process, paid in August
    6/13/05      17 Seven Hills Coins & Jewelry                       47.75 Delay in approval process, paid in August
    5/28/05      17 WEINDLING INT'L-SALES                          5,383.00 Memo sales - Waiting on vendor to bill
    5/28/05      17 SANDEEP DIA CORP-SALE                          2,235.00 Memo sales - Waiting on vendor to bill
    6/14/05      16 Aaron Joseph's Jewelry                           110.00 Delay in approval process, paid in August
    4/30/05      16 WILKERSON & ASSOC-SLS                             20.00 Memo sales - Waiting on vendor to bill
    5/28/05      16 FREDERICK GOLDMAN-SALE                        58,186.45 Memo sales - Waiting on vendor to bill
    5/28/05      16 BF HIRSCH-SALE                                 1,626.45 Memo sales - Waiting on vendor to bill
    2/26/05      16 A&A JEWELERS-SALE                              3,022.65 Memo sales - Waiting on vendor to bill
    4/30/05      16 A&A JEWELERS-SALE                                618.26 Memo sales - Waiting on vendor to bill
    4/30/05      16 ORO BEL - SALE                                   -98.69 Memo sales - Waiting on vendor to bill
    4/30/05      16 ORO BEL - SALE                                   235.13 Memo sales - Waiting on vendor to bill
    5/28/05      16 ORO BEL - SALE                                    98.69 Memo sales - Waiting on vendor to bill
    5/28/05      16 ULTIMO INC - SALES                             1,050.00 Memo sales - Waiting on vendor to bill
    5/28/05      16 ULTIMO INC - SALES                            41,949.59 Memo sales - Waiting on vendor to bill
    6/15/05      15 CDW Direct,LLC formerly CDW Co                   928.11 Delay in approval process, paid in August
    6/15/05      15 Mickey Breunig - Repairs                         427.00 Delay in approval process, paid in August
    6/15/05      15 Mickey Breunig - Repairs                         400.00 Delay in approval process, paid in August
    5/28/05      15 IMPERIAL WORLD INC-SALE                        3,118.24 Memo sales - Waiting on vendor to bill
    5/28/05      15 KLEIN JEWELRY-SALE                               847.80 Memo sales - Waiting on vendor to bill
    2/26/05      15 COMBINE INTERNATIONAL                         56,030.44 Memo sales - Waiting on vendor to bill
    4/30/05      15 COMBINE INTERNATIONAL                          4,215.72 Memo sales - Waiting on vendor to bill
    1/29/05      15 COMBINE INTERNATIONAL                          3,532.80 Memo sales - Waiting on vendor to bill
    2/26/05      15 COMBINE INTERNATIONAL                         21,236.19 Memo sales - Waiting on vendor to bill
    4/30/05      15 COMBINE INTERNATIONAL                         22,809.88 Memo sales - Waiting on vendor to bill
    6/16/05      14 Peter Jewelers                                   101.00 Delay in approval process, paid in August
    6/16/05      14 Mickey Breunig - Repairs                         571.88 Delay in approval process, paid in August
    6/16/05      14 Mickey Breunig - Repairs                          28.25 Delay in approval process, paid in August
    6/16/05      14 Mickey Breunig - Repairs                         211.82 Delay in approval process, paid in August
    6/16/05      14 Mickey Breunig - Repairs                          81.37 Delay in approval process, paid in August
    6/16/05      14 Mickey Breunig - Repairs                         108.58 Delay in approval process, paid in August
    6/16/05      14 Regina Coleman Repairs                           260.75 Delay in approval process, paid in August
    6/16/05      14 Bulova Watch Company, Inc.                        19.14 Delay in approval process, paid in August
    6/16/05      14 AJS                                              199.00 Delay in approval process, paid in August
    6/16/05      14 Aaron Joseph's Jewelry                           119.00 Delay in approval process, paid in August
    4/30/05      14 FANTASY DIAMOND CORP-SALE                      1,168.26 Memo sales - Waiting on vendor to bill
    5/28/05      14 FANTASY DIAMOND CORP-SALE                        252.84 Memo sales - Waiting on vendor to bill
    6/17/05      13 Kentwood Springs Water Co.                        13.91 Delay in approval process, paid in August
    6/17/05      13 CDW Direct,LLC formerly CDW Co                    29.75 Delay in approval process, paid in August
    5/28/05      13 SIMPLEX DIAM INC-SALE                          1,713.70 Memo sales - Waiting on vendor to bill
    4/30/05      13 WEINDLING INT'L-SALES                          1,057.00 Memo sales - Waiting on vendor to bill
    4/30/05      13 WEINDLING INT'L-SALES                          4,927.00 Memo sales - Waiting on vendor to bill
    5/28/05      13 VIJAY GOLD - SLS                                 278.89 Memo sales - Waiting on vendor to bill
    5/28/05      13 VIJAY GOLD - SLS                              38,699.01 Memo sales - Waiting on vendor to bill
    6/20/05      10 B & B Custom Jewelry                             105.25 Delay in approval process, paid in August
    6/20/05      10 CDW Direct,LLC formerly CDW Co                   437.74 Delay in approval process, paid in August
    6/20/05      10 Peter Jewelers                                   179.25 Delay in approval process, paid in August
    6/20/05      10 Winn Jewelers                                    145.00 Delay in approval process, paid in August
    6/20/05      10 Intel-Alliance Enterprises Inc                    66.00 Delay in approval process, paid in August
    6/20/05      10 Praxair Distribution-Dept 1066                    11.01 Delay in approval process, paid in August
    2/26/05      10 MGM JEWELRY MANUFACT-SALE                      1,550.00 Memo sales - Waiting on vendor to bill
    4/30/05      10 MGM JEWELRY MANUFACT-SALE                        450.00 Memo sales - Waiting on vendor to bill
    2/26/05      10 MGM JEWELRY MANUFACT-SALE                        585.00 Memo sales - Waiting on vendor to bill
    4/30/05      10 MGM JEWELRY MANUFACT-SALE                        835.00 Memo sales - Waiting on vendor to bill
    5/28/05      10 MGM JEWELRY MANUFACT-SALE                        945.00 Memo sales - Waiting on vendor to bill
    6/21/05       9 CDW Direct,LLC formerly CDW Co                   593.59 Delay in approval process, paid in August
    6/21/05       9 Fernandito Laconico III Repair                    95.00 Delay in approval process, paid in August
    6/21/05       9 AJS                                              264.00 Delay in approval process, paid in August
    6/21/05       9 Aaron Joseph's Jewelry                            90.00 Delay in approval process, paid in August
    5/28/05       9 KRISTALL INC-SALE                              2,237.00 Memo sales - Waiting on vendor to bill
    6/22/05       8 Fernandito Laconico III Repair                   141.00 Delay in approval process, paid in August
    6/22/05       8 Fernandito Laconico III Repair                   198.00 Delay in approval process, paid in August
    6/22/05       8 City of Wilmington-Water                          35.74 Delay in approval process, paid in August
    6/22/05       8 Winn Jewelers                                     87.00 Delay in approval process, paid in August
    6/22/05       8 Stella M Atwater Repairs                          55.00 Delay in approval process, paid in August
    4/30/05       8 KRISTALL INC-SALE                              2,052.00 Memo sales - Waiting on vendor to bill
    6/23/05       7 Patty LeBouef Repairs                            466.96 Delay in approval process, paid in August
    6/23/05       7 Peter Jewelers                                   179.00 Delay in approval process, paid in August
    6/23/05       7 Chith Sanasith Repairs                           111.40 Delay in approval process, paid in August
    6/23/05       7 Kelley's Watch & Jewelry Repai                   283.00 Delay in approval process, paid in August
    6/23/05       7 Monahan Jewelry Services                         110.00 Delay in approval process, paid in August
    6/23/05       7 Monahan Jewelry Services                         134.00 Delay in approval process, paid in August
    6/23/05       7 Korn/Ferry International                          45.00 Delay in approval process, paid in August
    6/23/05       7 Mitel Networks, Inc.(CHICAGO,I                   368.00 Delay in approval process, paid in August
    6/23/05       7 Aaron Joseph's Jewelry                           126.00 Delay in approval process, paid in August
    6/23/05       7 Thomas Lincoln Repairs                            48.00 Delay in approval process, paid in August
    6/23/05       7 Alliance Jewelers, Inc.                          140.75 Delay in approval process, paid in August
    5/24/05       7 A&A JEWELERS-ASSET                                78.77 Delay in approval process, paid in August
    5/28/05       7 GOLDSTAR JEWELLERY,LLC-S                      23,651.16 Memo sales - Waiting on vendor to bill
    6/24/05       6 Systems Business Forms & Compu                 1,253.38 Delay in approval process, paid in August
    6/24/05       6 Terry Peoples-Repairs                            255.00 Delay in approval process, paid in August
    6/24/05       6 National Welders Supply Co,Inc                     9.81 Delay in approval process, paid in August
    6/24/05       6 National Welders Supply Co,Inc                     9.71 Delay in approval process, paid in August
    6/24/05       6 Mackley Jewelry Repair                            87.50 Delay in approval process, paid in August
    6/24/05       6 Peter Jewelers                                   110.50 Delay in approval process, paid in August
    6/24/05       6 Winn Jewelers                                    158.00 Delay in approval process, paid in August
    6/24/05       6 Regina Coleman Repairs                           153.00 Delay in approval process, paid in August
    6/24/05       6 Stella M Atwater Repairs                          22.00 Delay in approval process, paid in August
    6/24/05       6 ADP (PHIL,PA)                                    587.56 Delay in approval process, paid in August
    6/24/05       6 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/24/05       6 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/24/05       6 Thomas Lincoln Repairs                            35.00 Delay in approval process, paid in August
    5/28/05       6 JAM CREATIONS - S                              2,187.51 Memo sales - Waiting on vendor to bill
    6/25/05       5 Monroe Welding Supply, Inc.                        4.40 Delay in approval process, paid in August
    6/25/05       5 Winn Jewelers                                     59.00 Delay in approval process, paid in August
    6/25/05       5 ADP Screening & Selection Svcs                 1,500.00 Delay in approval process, paid in August
    6/25/05       5 Thomas Lincoln Repairs                             5.00 Delay in approval process, paid in August
    6/26/05       4 Crystal Springs Water(HO)-P.O                    728.44 Delay in approval process, paid in August
    6/26/05       4 Modis                                          5,955.00 Delay in approval process, paid in August
    6/27/05       3 Systems Business Forms & Compu                 1,292.87 Delay in approval process, paid in August
    6/27/05       3 B & B Custom Jewelry                              53.50 Delay in approval process, paid in August
    6/27/05       3 CDW Direct,LLC formerly CDW Co                   218.87 Delay in approval process, paid in August
    6/27/05       3 Fernandito Laconico III Repair                   170.00 Delay in approval process, paid in August
    6/27/05       3 Jewel-Craft, Inc.- KY                             18.50 Delay in approval process, paid in August
    6/27/05       3 Regina Coleman Repairs                           153.00 Delay in approval process, paid in August
    6/27/05       3 Lady HICO, Inc.                                   94.26 Delay in approval process, paid in August
    6/27/05       3 Stella M Atwater Repairs                          73.00 Delay in approval process, paid in August
    6/27/05       3 CBS Capital Co.(BOX 7247)                      8,941.27 Delay in approval process, paid in August
    6/27/05       3 GORMAN & COMPANY                                 174.00 Delay in approval process, paid in August
    6/27/05       3 Bill Turner                                       65.00 Delay in approval process, paid in August
    6/28/05       2 Citizen Watch Co. - Repairs                       39.00 Delay in approval process, paid in August
    6/28/05       2 Terry Peoples-Repairs                            232.00 Delay in approval process, paid in August
    6/28/05       2 Comdoc Business Systems                        3,039.02 Delay in approval process, paid in August
    6/28/05       2 Coserv                                            46.50 Delay in approval process, paid in August
    6/28/05       2 Patty LeBouef Repairs                            205.92 Delay in approval process, paid in August
    6/28/05       2 CDW Direct,LLC formerly CDW Co                   245.59 Delay in approval process, paid in August
    6/28/05       2 AJS                                              130.00 Delay in approval process, paid in August
    6/28/05       2 Airgas Mid South-P.O Box 67601                    69.55 Delay in approval process, paid in August
    6/28/05       2 Aaron Joseph's Jewelry                            59.00 Delay in approval process, paid in August
    6/28/05       2 Lujan's Jewelry Repair                            59.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Dunbar Bank Pak, Inc.                             26.00 Delay in approval process, paid in August
    6/28/05       2 Thomas Lincoln Repairs                            38.00 Delay in approval process, paid in August
    6/29/05       1 Citizen Watch Co. - Repairs                       15.00 Delay in approval process, paid in August
    6/29/05       1 Comdoc Business Systems                          271.36 Delay in approval process, paid in August
    6/29/05       1 Big T Jewelers, Inc                              146.00 Delay in approval process, paid in August
    6/29/05       1 Big T Jewelers, Inc                              116.00 Delay in approval process, paid in August
    6/29/05       1 Fernandito Laconico III Repair                   172.00 Delay in approval process, paid in August
    6/29/05       1 Fernandito Laconico III Repair                   145.00 Delay in approval process, paid in August
    6/29/05       1 Brewer's Jewelry Repair                           10.00 Delay in approval process, paid in August
    6/29/05       1 Joe Amato Repairs                                270.25 Delay in approval process, paid in August
    6/29/05       1 Stella M Atwater Repairs                          72.00 Delay in approval process, paid in August
    6/29/05       1 Global Intermodal System                         159.00 Delay in approval process, paid in August
    6/29/05       1 Davis Jeweler's                                  127.50 Delay in approval process, paid in August
    6/29/05       1 Lujan's Jewelry Repair                            57.00 Delay in approval process, paid in August
    6/29/05       1 Thomas Lincoln Repairs                           118.00 Delay in approval process, paid in August
                                                               ------------
                                                               1,086,292.92
                                                               ============

     |X|  Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation


The following court orders were entered in January 2005 authorizing the Debtors to pay certain prepetition indebtedness:

     - Order Pursuant to 11 U.S.C. 105(a), 365 and 507(a) (6) Authorizing The Debtors To (A) Continue Customer Satisfaction Programs; (B) Continue To Pay Customer Service Providers And ( C) Continue To Honor Credit Card Transactions.
     -    Order Pursuant to 11 U.S.C. 105(a), 363, 541, and 507(a) (8)
          Authorizing The Debtors To Pay Prepetition Sales, Use, Trust Fund And Other Taxes and Related Obligations
     - Order Pursuant to 11 U.S.C. 105 Authorizing Payment of Prepetition Claims of Consignment Vendors And Approving Procedures Concerning Consigned Goods
     - Order Pursuant to 11 U.S.C. 105(a) And 363 (b) Authorizing Payment Of Certain Prepetition Shipping And For Delivery Charges And Goods In Transit
     - Order (i) Authorizing The Debtors To Pay Prepetition Wages, Salaries, Directors Fees And Employee Benefits, (ii) Authorizing The Debtors To Continue The Maintenance of Employee Benefit Programs In The Ordinary Course; And (iii) Directing All Banks To Honor Prepetition Checks For Payment Of Prepetition Employee Obligations.

In connection with the aforementioned court orders the Debtors paid certain prepetition indebtedness in January and subsequent months to the extent such payment was allowed under the orders.

      ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

   Opening Balance                                               3,900,798
   PLUS:       New Indebtedness Incurred This Month             12,616,778
   MINUS       Amount Paid on Post Petition
                 Accounts Payable This Month                    10,797,334)
   PLUS/MINUS  Adjustments                                         (29,742)
                                                            ---------------
   Ending Month Balance                                          5,690,500
                                                            ==============

   *For any adjustments (over $10,000.00) provide explanation and supporting documentation, if applicable.

                             SECURED PAYMENT REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition
Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.


                                                                                  Total
                                                                    Number of    Amount of
                                                                      Post          Post
                                                        Amount      Petition      Petition
     Secured                             Date Due     Paid This     Payments      Payments
    Creditor                            This Month      Month      Delinquent    Delinquent
    --------                            ----------      -----      ----------    ----------

Bank of America, N.A.                                     0             0            0      (b)
Jewelry Investors II, L.L.C.                              0             0            0      (b)
Citicorp USA Inc.                                         0             0            0      (a)
General Electric Capital Business                         0             0            0      (a)
  Asset Funding Corporation
Trade Vendor Standstill Agreements                        0             0            0      (a)
                                                     ----------------------------------
                  TOTAL                                   0                          0
                                                     ==================================

     (a) As of July 30, 2005, all amounts owed by the Debtors to the secured creditors shown consisted of either prepetition indebtedness or post petition amounts not yet due.
     (b) During the month of February 2005 the Company paid off its prepetition indebtedness to these creditors, in connection with the arrangement of its debtor-in-possession financing with Citicorp USA, Inc.


                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor:    Friedman's Inc., et al.     Case Number:         05-40129
                 -------------------------                          --------

Reporting Period beginning      July 3, 2005   and ending     July 30, 2005
                                ------------                  -------------


                                INVENTORY REPORT
                                ----------------


INVENTORY BALANCE AT PETITION DATE:                               $155,465,291
                                                            ===================

INVENTORY RECONCILIATION:
      Inventory Balance at Beginning of Month, gross              $107,555,102
      PLUS:  Inventory Purchased During Month                        1,813,497
      Inventory Returned To Vendor During Month                      (234,658)
      MINUS:  Inventory Used or Sold                               (5,296,698)
      PLUS/MINUS:  Adjustments or Write-downs*                     (9,004,612)
                                                            -------------------
      Inventory on Hand at End of Month, gross                     $94,832,631
                                                            ===================

      * Represents transfer of used inventory to melt and conversion into cash.

METHOD OF COSTING INVENTORY:                          Weighted Average Cost

                                 INVENTORY AGING
                   An inventory aging report is not available

Less than 6             6 months to             Greater than              Considered             Total
months old              2 years old             2 years old               Obsolete             Inventory
                                                                                               ---------



     N/A                    N/A                      N/A                      N/A                 N/A
===============         ============            ==============            =======================================

*Aging Percentages must equal 100%

[ ] Check here if inventory contains perishable items.

         Description of Obsolete Inventory:
              The Debtor does not have obsolete inventory in the traditional accounting sense; rather as is typical in retail, the Debtor possesses certain inventory items that are considered "out of style" and thus sold as clearance.

         FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:**                 (a)
                                                             ==================
(Includes Property, Plant and Equipment)

(a) The Company does not know the fair market value of its fixed assets as of January 14, 2005. The net book value (historical cost basis) was $43,478,306

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                       $19,265,448
      MINUS:  Depreciation Expense                                    (629,545)
      PLUS:  New Purchases                                             199,363
      PLUS/MINUS:  Adjustments or Write-downs         *               (265,438)
                                                             ------------------
Ending Monthly Balance                                             $18,569,828
                                                             ==================

* For any adjustments or write-downs over $10,000.00, provide explanation and supporting documentation, if applicable:
      -Adjustment of $265k represents depreciation adjustment for closed stores

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD ( in excess of $10,000.00 each):
      - New purchases primarily represent new data warehouse computer system


                                                         ATTACHMENT 4
                                                         ------------

                                  MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT

                Name of debtor              Friedman's Inc.          Case Number    05-40129

                Reporting period beginning  July 3, 2005             and ending     July 30, 2005


     Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the
     United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                Name of Bank    various             Branch            N/A

                Account Name:   Store deposits      Account number:   various

                Purpose of Account   To deposit store daily receipts in anticipation of concentration

    Store Depository Accounts (GL 1020)
      Period              July 30, 2005


                                                                                                            0.00

                        MONTH         ADJUSTED       ENDING                    OTHER O/S                  EST RC PM  EST SC PM
                       END G/L         ENDING         BANK      DEPOSITS IN   RECONCILING      TOTAL      REVERSING  REVERSING
          STORE #      BALANCE        BALANCE        BALANCE      TRANSIT        ITEMS      ADJUSTMENTS    CC.5557    CC.5546
       1   4000           3,618              0             0            0             0        (3,618)          0          0
       2   4001           2,343          2,442             0        2,442             0             99        265          0
       3   4008               5              0             0            0             0            (5)          0          0
       4   4009             914          1,179             0        1,179             0            265        265          0
       5   4010           1,080          1,431             0        1,431             0            351        265         86
       6   4014             (7)              0             0            0             0              7          0          0
       7   4015           4,935          5,158             0        5,158             0            223        265          0
       8   4019           2,215          2,495         1,401        1,094             0            280        265         25

       9   4023              50              0             0            0             0           (50)          0          0
      10   4024           1,877          2,122             0        2,122             0            245        265          0
      11   4026           3,966          3,852             0            0         3,852          (114)          0          0
      12   4032           6,442          6,620         1,584        5,035             0            178        265         47
      13   4037           4,950          5,069         3,412        1,657             0            119        265         12
      14   4045           2,212          2,477         1,216        1,261             0            265        265         10
      15   4062          48,140         29,813             0       29,813             0       (18,328)        265        122
      16   4063           2,193          1,853         (357)        2,209             0          (340)        265          0
      17   4064           3,479          2,160           262        1,898             0        (1,319)        265         63
      18   4065           5,754          5,609         4,888          721             0          (145)        265          0
      19   4067         116,213        116,393       110,386        2,332         3,675            180        265         48
      20   5002           2,925          3,066             0        3,066             0            141        265          0
      21   5003           4,849          4,470             0        4,470             0          (378)        265          0
      22   5004           4,663          4,968             0        4,968             0            305        265          0
      23   5006           6,042          6,095             0        6,095             0             53        265          0
      24   5007           2,203          2,469             0        2,469             0            266        265          0
      25   5010             554            761             0          761             0            206        265         78
      26   5012           5,193          5,409         1,555        3,855             0            217        265        105
      27   5013           6,149          6,531         4,460        2,071             0            382        265        274
      28   5014           9,246          9,059         2,895        6,164             0          (187)        265         93

      29   5015             400              0             0            0             0          (400)          0          0
      30   5016          11,437         11,576         1,575       10,000             0            139        265          0
BA    31   5017             359            599             0          599             0            240        265          0
BA    32   5018          10,174         10,708         5,649        5,059             0            534        265        279
BA    33   5020           3,152          3,415           947        2,467             0            262        265         15
BA    34   5022           3,858          3,984             0        3,984             0            126        265         27
      35   5023           2,489          2,715            84        2,631             0            225        265        118
      36   5025           4,473          4,837         1,204        3,633             0            364        265          0
      37   5026           5,494          5,927         2,507        3,420             0            433        265          0
      38   5027           4,271          4,439             0        4,439             0            168        265          0
      39   5028           3,251          4,188         1,172        3,016             0            937        265      3,529
      40   5029           1,882          2,195         1,055        1,394         (255)            313        265         66
      41   5030          46,632          8,265         2,078        6,187             0       (38,367)        265        150
      42   5031           8,945          9,244         6,101        3,143             0            299        265        158
      43   5032          44,656          2,067             0        2,067             0       (42,590)        265        182
      44   5033           3,129          3,294             0        3,294             0            165        265          0
      45   5035           (367)          2,726             0        2,726             0          3,093        265          0
      46   5037           4,103          4,407         3,014        1,393             0            303        265        143

BA    47   5041           4,456          4,333             0        4,333             0          (123)        265          0
      48   5044           (400)              0             0            0             0            400          0          0
      49   5045           7,897          7,368         5,604        1,765             0          (529)        265          0
      50   5047           4,404          4,619         2,403        2,216             0            215        265          0
      51   5048           2,542          2,809         1,080        1,729             0            267        265         90
      52   5049          22,969            816             0          816             0       (22,153)        265        107
      53   5050           1,418          1,582             0        1,582             0            165        265          0
      54   5052           1,918          2,480             0        2,480             0            562        265         25
      55   5055           2,273          2,465             0        2,465             0            191        265         13
      56   5056           2,667          2,701         1,009        1,692             0             34        265         76
BA    57   5057             678            943             0          943             0            265        265          0
BA    58   5058           5,116          5,386         3,189        2,197             0            270        265        133
      59   5059           7,052          5,779         2,058        3,721             0        (1,273)        265        155
      60   5060          35,767              0             0            0             0       (35,767)        265         53
      61   5061           3,564          3,701             0        3,701             0            137        265          0
      62   5063          26,888          2,501             0        2,501             0       (24,387)        265        130
      63   5064           3,860          3,790             0        3,790             0           (70)        265          0
      64   5065           2,042          2,307             0        2,307             0            265        265          0
      65   5067           3,396          3,270             0        3,270             0          (126)        265          0
      66   5068           2,647          2,762             0        2,762             0            115        265          0
BA    67   5069           2,982          3,217         1,779        1,438             0            235        265          0
      68   5070           6,849          7,064             0        7,064             0            215        265         25
      69   5075          21,188              0             0            0             0       (21,188)        265         53
BA    70   5077           4,789          4,776             0        4,776             0           (13)        265          0
      71   5080           9,691          9,587         2,072        7,515             0          (104)        265        107
BA    72   5082             400              0             0            0             0          (400)          0          0
      73   5083           3,286          3,551             0        3,551             0            265        265          0
      74   5084          32,812              0             0            0             0       (32,812)        265         73
      75   5085           5,614          5,689         3,758        1,931             0             75        265          0
BA    76   5086           6,651          6,650           894        5,756             0            (1)        265        118
      77   5087           3,371          3,293             0        3,293             0           (78)        265          0
      78   5088           9,191          9,457         6,839        2,618             0            267        265         25
      79   5089          17,031         17,031             0            0        17,031              0          0          0
BA    80   5090           6,491          6,605         5,057        1,548             0            114        265        102
BA    81   5092           2,545          2,717           896        1,822             0            172        265          5
      82   5094           2,855          3,111         1,553        1,558             0            256        265        128
BA    83   5099           2,137          2,260           987        1,273             0            123        265         17
      84   5100           8,079          8,323         7,342          982             0            244        265        122
BA    85   5104           2,475          2,740             0        2,740             0            265        265          0
      86   5107           8,443          8,523         7,730        1,724         (930)             81        265         23
BA    87   5108           1,430          1,428         1,428            0             0            (2)          0          0
      88   5111           3,688          3,786         1,709        2,077             0             99        265        134
      89   5112           5,126          5,126             0            0         5,126              0          0          0
      90   5114           2,082          2,331         1,459          872             0            250        265         20
BA    91   5116           3,732          3,953         2,925        1,029             0            221        265         17
      92   5117           3,330          3,631         2,263        1,202           167            301        265         58
BA    93   5119           4,500          4,876         2,388        3,369         (881)            376        265        154
      94   5120           1,780          1,862             0        1,862             0             82        265          0
BA    95   5121           2,200          2,452         1,491          961             0            252        265         24
      96   5125           3,237          3,509         1,025        2,485             0            273        265         64
      97   5126          23,822         24,120        22,085        2,035             0            297        265         73
      98   5127           2,171          1,986       (1,466)        3,452             0          (185)        265        269
BA    99   5128           4,477          2,704             0            0         2,704        (1,773)          0          0
     100   5129           4,297          4,601         2,563        2,038             0            303        265         70
     101   5130           3,888          4,176           847        3,572         (243)            288        265         23
     102   5131           6,766          7,043           824        6,219             0            277        265         35
     103   5132           2,148          2,231         (189)        2,420             0             84        265        393
     104   5133          17,113              0             0            0             0       (17,113)        265         53
     105   5136           2,276          2,417           766        1,651             0            141        265         81
     106   5140          11,078         11,098         7,897        3,201             0             20        265         40
     107   5143           2,167          2,349         1,497          852             0            182        265         20
     108   5144           1,826          2,091             0        2,091             0            265        265          0
     109   5146           3,732          3,602             0        3,602             0          (130)        265         30
     110   5148           1,777          1,956             0        1,956             0            179        265          0
     111   5149           2,725          1,032            53            0           979        (1,693)          0          0
     112   5151           2,181          1,721         (471)        1,993           199          (460)        265         94
     113   5152          22,092              0             0            0             0       (22,092)        265         73
     114   5153             400              0             0            0             0          (400)          0          0
     115   5154          22,600              0             0            0             0       (22,600)        265         73
     116   5155           1,249          1,542           949          593             0            293        265         65
     117   5156          23,329          2,671             0        2,671             0       (20,658)        265        130
     118   5159           3,232          3,496             0        3,496             0            264        265          0
     119   5160          29,242          2,168             0        2,168             0       (27,074)        265        153
     120   5163           7,145          7,338         2,968        4,369             0            192        265          0
     121   5164           6,290          5,897             0        5,897             0          (394)        265          0
     122   5165           4,299          4,414             0        4,414             0            115        265          0
     123   5166           1,822          1,943             0        1,943             0            121        265          0
     124   5172           2,026          2,301         1,500          800             0            275        265        110
     125   5174           3,756          2,719           379        2,340             0        (1,037)        265        158
     126   5175          47,435              0             0            0             0       (47,435)        265         73
     127   5176           1,585          1,614           921          693             0             29        265         15
     128   5177           5,866          6,117           220        5,896             0            251        265         49
     129   5179           4,755          5,010         3,241        1,768             0            255        265         31
     130   5183           1,579          1,845             0        1,845             0            265        265          0
     131   5186           2,283          2,168         1,588          580             0          (115)        265         16
     132   5187           3,952          4,062         1,959        2,103             0            110        265         20
     133   5189           5,874          6,147         2,524        3,623             0            273        265          2
     134   5191           2,559          2,148             0        2,148             0          (410)        265          0
     135   5192           1,864          1,655           991          664             0          (209)        265         47
     136   5198           2,204          2,509         2,229          280             0            305        265        110
     137   5199           2,703          2,976         2,552          807         (383)            273        265          8
     138   5201           2,437          2,700           776        1,924             0            263        265         76
     139   5203           8,153          3,956             0        3,956             0        (4,197)        265          0
     140   5204           2,472          2,701             0        2,701             0            229        265          0
     141   5205           1,464          1,649             0        1,649             0            185        265          0
     142   5206           8,241          8,202         5,359        2,842             0           (39)        265         31
     143   5207           2,560          2,836             0        2,836             0            276        265          0
     144   5208           1,984          2,160             0        2,160             0            177        265          0
     145   5209           2,349          2,370             0        2,370             0             21        265          0
     146   5211           2,368          2,633             0        2,633             0            264        265          0
     147   5212           2,533          2,726           664        2,062             0            193        265        116
     148   5215           3,162          3,427             0        3,427             0            265        265          0
     149   5216           8,378          8,373         4,138        4,235             0            (5)        265          0
     150   5217           2,276          2,541             0        2,541             0            265        265          0
     151   5218           3,461          3,620             0        3,620             0            159        265          0
     152   5220           1,218          1,899             0        1,899             0            681        265          0
     153   5221          21,174          2,100             0        2,100             0       (19,075)        265        113
     154   5223           8,085          8,378         3,476        4,901             0            292        265        154
     155   5224          26,300         26,505        23,191        3,313             0            205        265          0
     156   5225          21,799              0             0            0             0       (21,799)        265         73
     157   5227          27,235          2,374             0        2,374             0       (24,861)        265        108
     158   5228           4,235          4,569         1,864        2,706             0            334        265         69
     159   5232             968          1,051             0        1,051             0             83        265          0
BA   160   5233           4,285          4,334           702        3,632             0             49        265         66
     161   5236           3,554          3,820             0        3,820             0            265        265          0
     162   5238           1,010          1,020         (874)        1,894             0             10        265         98
     163   5241           3,002          3,253             0        3,253             0            251        265          0
     164   5242           3,288          3,591         1,781        1,810             0            303        265        141
BA   165   5243          15,147         15,197        11,338        3,859             0             50        265        104
BA   166   5246           (921)              0             0            0             0            921          0          0
     167   5247           2,612          2,746             0        2,746             0            134        265          0
     168   5248             694            769             0          769             0             75        265          0
     169   5249           7,716          7,864             0        7,864             0            148        265         50
     170   5253          10,319         10,193         6,653        3,540             0          (126)        265         63
     171   5257          48,220          3,550             0        3,550             0       (44,670)        265        174
     172   5259           1,229          1,468          (92)        1,560             0            239        265        120
     173   5260           2,894          3,054             0        3,054             0            161        265          0
     174   5262          23,236          1,940             0        1,940             0       (21,297)        265         99
     175   5264           5,515          5,782         3,461        2,321             0            267        265         58
     176   5265           2,710          2,681           757        1,924             0           (29)        265         13
     177   5267           8,284          8,577         3,762        4,815             0            293        265        107
     178   5268           2,929          2,933             0        2,933             0              4        265          0
     179   5269           5,019          5,109         1,143        3,966             0             90        265         68

     180   5271           4,345          4,398         3,024        1,374             0             53        265         60
     181   5272           2,432          2,690            61        2,629             0            258        265         33
     182   5273           4,778          4,880         2,084        2,797             0            102        265         98
     183   5274           4,409          4,675             0        4,675             0            266        265          0
     184   5277           1,393          1,658             0        1,658             0            265        265          0
     185   5281           7,638          7,602         5,321        2,280             0           (36)        265        121
     186   5282           3,151          3,355         4,782          384       (1,811)            204        265        171
     187   5283           5,847          5,756             0        5,756             0           (91)        265          0
     188   5285           3,372          3,354           804        2,549             0           (19)        265        117
     189   5287           5,211          5,376         4,332        1,044             0            164        265          0
     190   5289           1,871          1,992         1,141          851             0            122        265        147
     191   5290          18,806          1,208             0        1,208             0       (17,598)        265        174
     192   5292           2,505          2,474             0        2,474             0           (31)        265          0
     193   5295           2,223          2,574         1,287        1,287             0            351        265        372
     194   5297           8,125          8,037         4,421        3,616             0           (88)        265        134
     195   5298           3,893          4,218         1,856        2,362             0            325        265         97
     196   5299          33,962              0             0            0             0       (33,962)        265         53
BA   197   5300           3,398          3,584             0        3,584             0            186        265          0
     198   5301          26,109              0             0            0             0       (26,109)        265         53
BA   199   5302           1,930          2,112             0        2,112             0            183        265          0
BA   200   5306           2,447          2,735         1,142        1,594             0            288        265        120
BA   201   5307           5,319          5,177             0        5,177             0          (142)        265          0
     202   5308           2,004          2,284         1,972          312             0            280        265         21
     203   5309           2,236          2,309           403        1,907             0             74        265         89
     204   5311           5,387          5,702         4,043        1,659             0            315        265        105
BA   205   5312           3,514          3,779             0        3,779             0            265        265          0
     206   5313           2,871          2,947             0        2,947             0             76        265          0
     207   5314           1,518          1,749             0        1,749             0            231        265          0
BA   208   5315           4,401          4,651         3,001        1,649             0            250        265        106
     209   5316          16,943              0             0            0             0       (16,943)        265         73
BA   210   5317           2,534          2,727           891        1,836             0            193        265          0
     211   5318          27,718          1,905             0        1,905             0       (25,813)        265        107
     212   5319           4,909          5,273         2,556        2,716             0            364        265        216
     213   5320           2,108          1,780             0        1,780             0          (329)        265          0
     214   5322           2,842          3,060         1,742        1,319             0            219        265        105
BA   215   5323           2,570          2,569             0        2,569             0            (1)        265          0
     216   5324          15,807              0             0            0             0       (15,807)        265         53
     217   5327           9,945          9,910         6,238        3,672             0           (34)        265         54
     218   5332          33,117              0             0            0             0       (33,117)        265         53
     219   5334           1,770          1,944         1,292          651             0            173        265        103
     220   5336           2,693          2,986         1,304        1,682             0            292        265         48
     221   5337          10,986         11,233         9,721        1,512             0            247        265          0
     222   5339           6,155          6,309         2,587        3,722             0            153        265        125
BA   223   5340           3,032          3,271             0        3,271             0            240        265          0
     224   5341           4,898          5,127         3,455        1,672             0            229        265        112
BA   225   5342          22,391          1,085             0        1,085             0       (21,306)        265        174
     226   5348           2,907          3,101             0        3,101             0            194        265          0
     227   5350          24,211          1,991             0        1,991             0       (22,220)        265        107
BA   228   5352           2,266          2,666         1,762          905             0            400        265        135
     229   5353          14,935         14,824             0            0        14,824          (111)          0          0
BA   230   5354           6,008          6,329         5,269        1,060             0            321        265        129
BA   231   5358           3,308          2,974         1,048        1,925             0          (334)        265          0
BA   232   5360          17,410              0             0            0             0       (17,410)        265         73
     233   5362           3,862          4,145         1,644        2,501             0            283        265         87
     234   5364           5,734          5,562             0        5,562             0          (172)        265          0
     235   5365           6,490          5,167             0        5,167             0        (1,324)        265          0
     236   5366           3,684          3,978         1,407        2,571             0            294        265        127
     237   5368           1,614          1,306             0        1,306             0          (308)        265          0
     238   5371           2,973          3,178             0        3,178             0            206        265          0
BA   239   5372           3,518          3,667             0        3,667             0            149        265          0
     240   5373           5,984          5,652         1,890        3,763             0          (332)        265         24
     241   5374           3,653          3,883             0        3,883             0            230        265          0
     242   5375          22,807              0             0            0             0       (22,807)        265        132
     243   5377           3,241          4,601         3,222        1,378             0          1,360        265        127
     244   5378           9,182          8,188         5,947        2,241             0          (994)        265        114
     245   5379          28,985          2,196             0        2,196             0       (26,789)        265        107
     246   5382           4,119          4,415           913        3,502             0            296        265        139
     247   5387          19,256              0             0            0             0       (19,256)        265         53
     248   5390           4,431          4,605           835        3,771             0            174        265        142
     249   5391           5,048          5,214             0        5,214             0            166        265         50
BA   250   5392          34,255          2,970             0        2,970             0       (31,285)        265        157
     251   5398          12,022         12,014        10,039        1,975             0            (8)        265        111
     252   5399           3,384          3,683         1,682        2,001             0            299        265         60
     253   5403          33,010          5,928             0        5,928             0       (27,083)        265        174
     254   5406           2,802          2,893           166        2,727             0             90        265         42
     255   5408           3,439          2,285         1,395        1,896       (1,006)        (1,154)        265        100
BA   256   5409             741              0             0            0             0          (741)          0          0
     257   5410           3,052          3,135             0        3,135             0             83        265          0
     258   5411           3,473          3,757         2,130        1,627             0            284        265        146
     259   5413           3,248          3,212             0        3,212             0           (36)        265          0
     260   5415          24,367              0             0            0             0       (24,367)        265         53
     261   5417           7,021          7,256             0        7,256             0            235        265          0
BA   262   5419           3,327          3,592         1,515        2,077             0            265        265          0

     263   5420           3,266          3,606             0        3,606             0            340        265         75
     264   5424           7,513          7,713         3,345        4,368             0            199        265         71
     265   5426           3,853          3,159             0        3,159             0          (694)        265          0
     266   5428           4,428          4,704         1,026        3,679             0            276        265        120
     267   5429           2,170          2,026             0        2,026             0          (144)        265          0
     268   5431           4,488          4,683         1,252        3,431             0            196        265         52
     269   5432          17,271              0             0            0             0       (17,271)        265        102
BA   270   5435           2,089          2,308             0        2,308             0            219        265          0
     271   5436           1,907          2,196         1,251          945             0            288        265         46
     272   5437           4,278          4,623             0        4,623             0            345        265         50
     273   5438          18,982            943             0          943             0       (18,039)        265        174
     274   5444          25,205          1,584             0        1,801         (217)       (23,621)        265        107
     275   5446           1,601          1,960         1,267          692             0            359        265         89
     276   5447           6,357          6,789         4,180        2,609             0            432        265        257
     277   5448           2,371          2,426             0        2,426             0             55        265         91
BA   278   5452           1,729          1,826           316        1,510             0             97        265         56
     279   5453           6,090          6,217         2,564        3,653             0            127        265          0
     280   5455           5,563          5,622         2,390        3,233             0             60        265          0
     281   5456           3,350          3,531         1,607        1,924             0            181        265         27
     282   5459          33,397              0             0            0             0       (33,397)        265         53
     283   5460           2,136          2,403         1,401        1,001             0            267        265         90
     284   5461           2,042          2,274             0        2,274             0            233        265          0
BA   285   5462           4,172          4,190             0        4,190             0             18        265          0
     286   5464           2,615          2,850         1,232        1,618             0            235        265         10
BA   287   5465          15,386              0             0            0             0       (15,386)        265         73
     288   5466           3,084          3,260         1,804        1,455             0            175        265         92
     289   5468           3,570          3,392         2,052        1,340             0          (178)        265         90

     290   5469           1,339          1,623             0        1,623             0            284        265         19
     291   5470              74              0             0            0             0           (74)          0          0
     292   5472          15,670              0             0            0             0       (15,670)        265        132
     293   5474           3,627          3,716         2,008        1,708             0             89        265        145
     294   5475           1,745          1,793             0        1,793             0             48        265          0
     295   5476           5,771          5,987             0        5,987             0            216        265          0
     296   5477           4,246          4,511         3,538          973             0            265        265          0
     297   5479           8,090          8,349         6,129        2,220             0            259        265        126
BA   298   5482          28,233          1,431             0        1,431             0       (26,803)        265        174
     299   5485           2,477          2,742           952        1,790             0            265        265          0
     300   5488           3,080          3,345             0        3,345             0            265        265          0
     301   5490           4,574          4,781             0        4,781             0            207        265          0
     302   5491           2,046          2,361         1,146        1,215             0            315        265        136
     303   5492           4,569          4,850         3,252        1,597             0            280        265         23
     304   5499           3,785          4,120         1,036        3,084             0            335        265         23
     305   5500           2,496          2,422           758        1,664             0           (74)        265        127
     306   5502           3,777          3,974         1,498        2,476             0            197        265        128
     307   5503          14,451          2,611             0        2,611             0       (11,840)        265        107
     308   5504           2,669          2,904             0        2,904             0            235        265          0
     309   5505           3,489          3,740         2,046        1,694             0            251        265        108
     310   5506          15,893            606             0          606             0       (15,287)        265        249
     311   5507           1,882          2,136             0        2,136             0            254        265          0
BA   312   5508           3,277          3,395         2,231        1,164             0            118        265        173
BA   313   5511           8,519          6,025             0        6,025             0        (2,493)        265          0
     314   5512          26,981              0             0            0             0       (26,981)        265         53
BA   315   5514           2,457          2,735         1,947          788             0            278        265        100
     316   5515           3,551          3,738         2,533        1,205             0            187        265          0
     317   5518           6,229          6,494         3,341        3,153             0            265        265          0
BA   318   5519           9,657          9,834         5,566        4,268             0            177        265         55
     319   5520          41,882          2,854             0        2,854             0       (39,028)        265        364
BA   320   5524           6,077          6,200         2,576        3,624             0            123        265         92
     321   5525          29,286          1,890             0        1,890             0       (27,397)        265        174
     322   5526           1,123          1,418             0        1,418             0            295        265         30
     323   5527           6,016          6,354         5,233        1,121             0            338        265         73
     324   5528          26,212          3,403             0        3,403             0       (22,809)        265        174
     325   5529          24,610              0             0            0             0       (24,610)        265         53
     326   5531           1,033          1,168             0        1,168             0            135        265          0
     327   5532          33,026          2,223             0        2,223             0       (30,803)        265        126
     328   5533           7,003          7,147         4,905        2,241             0            144        265        134
     329   5534         (2,274)              0             0            0             0          2,274          0          0
     330   5537          18,274          1,026             0        1,026             0       (17,248)        265        107
     331   5539          10,025          8,175         3,164        2,505         2,505        (1,850)        265          0
     332   5540           2,584          2,849         2,105          744             0            265        265          0
     333   5541           9,363          9,123         5,210        4,221         (309)          (240)        265      1,065
     334   5544           2,518          2,802         1,059        1,742             0            283        265         37
     335   5545           1,104          1,323           421          903             0            220        265         96
     336   5546           4,826          3,327           422        2,905             0        (1,498)        265         41
     337   5548           3,579          3,734             0        3,734             0            156        265          0
     338   5549           9,395          9,676         5,791        3,885             0            281        265        120
     339   5550           2,298          2,224             0        2,224             0           (73)        265          0
     340   5551           5,059          5,287           953        4,334             0            228        265        163
     341   5553           7,065          6,206         3,407        2,799             0          (858)        265          0
     342   5554           6,315          5,693         3,055        2,638             0          (622)        265          0
     343   5557           3,792          4,063         1,598        2,464             0            271        265        267
BA   344   5558           3,237          3,409           704        2,705             0            172        265        149
     345   5559           5,673          5,994         1,960        4,034             0            321        265         90
     346   5562           3,955          4,273         1,245        3,029             0            318        265         53
     347   5563           4,296          4,583         2,168        2,415             0            287        265         12
     348   5565           5,542          5,807             0        5,549           258            265        265          0
     349   5568           1,101              0             0            0             0        (1,101)          0          0
BA   350   5569           4,442          4,213             0        4,213             0          (229)        265          0
     351   5570          31,921          2,894             0        2,723           171       (29,027)        265        155
     352   5571           6,416          6,376             0        6,376             0           (40)        265          0
     353   5573          20,638          1,938             0        1,938             0       (18,699)        265         98
     354   5574           1,437          1,702             0        1,912         (210)            265        265          0
     355   5575           1,167          1,121             0            0         1,121           (47)          0          0

BA   356   5576          12,753         12,831        12,416          415             0             78        265         77
     357   5579          24,733              0             0            0             0       (24,733)        265        102
BA   358   5581           4,544          4,390         1,191        3,199             0          (154)        265         10
     359   5582           4,444          4,707         1,566        3,141             0            263        265         47
     360   5583           3,451          3,739         1,318        2,421             0            288        265         92

     361   5586           4,402          2,703           912        1,792             0        (1,698)        265         53
     362   5587           3,743          3,937         2,669        1,268             0            194        265         39
     363   5588           6,113          6,200         4,727        1,473             0             88        265          0
     364   5590          38,184          1,894             0        1,894             0       (36,290)        265        150
     365   5591           3,372          3,558           956        2,602             0            186        265         58
     366   5592           1,297          1,562             0        1,562             0            265        265          0
     367   5593           1,879          1,918           693        1,225             0             39        265          9
     368   5594           3,810          4,134         2,574        1,560             0            324        265        108
     369   5595          12,327         12,547         7,083        5,464             0            220        265        192
     370   5596          30,157          3,216             0        3,216             0       (26,941)        265        171
     371   5597           8,645          8,843         6,280        2,563             0            197        265         75
     372   5598          23,030          1,466             0        1,466             0       (21,564)        265        105
     373   5599           5,778          3,564             0        3,564             0        (2,214)        265          0
     374   5600           3,550          3,826         2,371        1,455             0            276        265         75
     375   5601           1,108          1,373             0        1,373             0            265        265          0
     376   5603           3,867          3,940         1,366        2,574             0             73        265          0
     377   5604           8,320          8,279         6,735        2,545       (1,000)           (41)        265         28
     378   5607           3,373          3,639         2,126        1,513             0            266        265          0
BA   379   5613           5,408          5,536           606        4,929             0            128        265         98
     380   5614           1,473          1,551         2,303        2,600       (3,352)             78        265          0
     381   5615           1,466          1,598           436        1,162             0            131        265         68
     382   5620           2,828          3,112         1,152        1,960             0            284        265         19
     383   5622           1,588          1,853             0        1,853             0            265        265          0
     384   5623          10,692         10,957             0       10,957             0            265        265          0
BA   385   5625           1,781          1,508             0        1,508             0          (273)        265          0
     386   5626           3,180          2,903           931        1,972             0          (277)        265         29
     387   5627          34,052              0             0            0             0       (34,052)        265         53
     388   5628           3,121          3,487         1,391        2,096             0            366        265        143
     389   5631             987          1,252             0        1,252             0            265        265          0
BA   390   5632           2,027          2,310             0        2,310             0            283        265         64
     391   5635           5,017          5,284             0        5,284             0            267        265          0
     392   5637           2,642          2,942         1,089        1,854             0            300        265         61
     393   5639           3,208          3,156         1,454        1,702             0           (52)        265         28
     394   5641           1,990          2,319             0        2,319             0            329        265         64
     395   5643           3,421          3,518             0        3,518             0             98        265          0
BA   396   5644          14,991              0             0            0             0       (14,991)        265        102
     397   5646           1,508          1,778           937          842             0            271        265         83
     398   5647           1,539          1,759             0        1,759             0            220        265          0
     399   5649           2,833          3,102             0        3,102             0            268        265          0
     400   5650           4,855          5,125         4,428        3,820       (3,123)            270        265          5
     401   5651             400              0             0            0             0          (400)          0          0
     402   5652           2,553          2,678             0        2,678             0            125        265          0
     403   5657           3,205          3,431         1,920        1,512             0            226        265          0
BA   404   5659           3,548          3,731         2,356        1,375             0            183        265         85
     405   5664          18,943          3,768         3,201          567             0       (15,175)        265         69
     406   5667           2,881          3,128             0        3,128             0            247        265          0
     407   5673              63              0             0            0             0           (63)          0          0
     408   5675           2,124          2,389             0        2,389             0            265        265          0
     409   5679           7,891          8,082         4,704        3,379             0            191        265         10
     410   5680           2,010          2,444         1,982          462             0            434        265        170
     411   5681           6,971          5,823         2,000        3,823             0        (1,148)        265         98
     412   5684        (13,970)          1,770             0        1,770             0         15,740        265          0
     413   5685           2,135          2,123             0        2,123             0           (12)        265          0
     414   5687           4,938          5,144             0        5,144             0            206        265          0
     415   5688           9,206          9,224         7,817        1,407             0             18        265         46
     416   5690          10,572         10,184         9,062        1,122             0          (388)        265          0
     417   5696           6,860              0             0            0             0        (6,860)        265        102
     418   5698           1,179          1,076           846        1,721       (1,490)          (103)        265        109
     419   5708           4,055          4,200         1,316        2,884             0            144        265          0
     420   5710           5,738          5,963         1,106        4,858             0            226        265         24
     421   5713           2,889          3,080         1,508        1,572             0            191        265         26
     422   5720           2,988          3,084             0        3,084             0             96        265          0
     423   5724           5,487          5,642             0        5,642             0            154        265          0
     424   5725           5,293          5,166             0        5,166             0          (127)        265          0
     425   5726           3,165          3,086             0        3,086             0           (79)        265          0
     426   5727          12,427          1,836             0          655         1,181       (10,590)        265         84
     427   5730           2,250          1,846             0        1,846             0          (404)        265          0
BA   428   5736           6,586          6,859         5,790        1,068             0            273        265         71
BA   429   5737           2,665          3,021         2,266          755             0            356        265         95
     430   5741          14,233              0             0            0             0       (14,233)        265         73
     431   5743           (867)              0             0            0             0            867          0          0
     432   5745           4,171          4,246         1,889        2,356             0             75        265         44
     433   5746           2,781          3,062         1,416        1,646             0            281        265         30
     434   5747           9,488          9,689         5,354        4,334             0            200        265         70
     435   5751           1,169          1,442           746          696             0            273        265        140
     436   5756          19,938          2,592             0        2,592             0       (17,346)        265         79
     437   5757           4,200          4,465             0        4,465             0            265        265          0
     438   5761           2,275          2,540           677        1,863             0            265        265          0
     439   5762          25,236              0             0            0             0       (25,236)        265         53
     440   5764           (400)              0             0            0             0            400          0          0
     441   5767           1,752          1,847             0        1,847             0             96        265          0
BA   442   5772           (171)          (215)         (215)            0             0           (43)        258          0
     443   5773           6,082          6,229             0        6,229             0            148        265          0
BA   444   5774           4,006          4,287           712        3,576             0            281        265        107
     445   5776           2,286          2,676           453        2,222             0            389        265        124
     446   5777           1,698          1,963             0        1,963             0            265        265          0
     447   5779             505            770             0          770             0            265        265          0
     448   5780           2,008          2,271           867        1,404             0            264        265         96
     449   5782           2,308          2,563           203        2,360             0            255        265        103
     450   5784           6,487          6,768         2,170        4,598             0            281        265        108
     451   5786           3,428          3,678           379        3,299             0            250        265         85
     452   5787           1,973          2,143             0        2,143             0            169        265          0
     453   5788           1,897          2,017             0        2,017             0            120        265          0
     454   5789           4,389          4,675           564        4,111             0            286        265         36
BA   455   5790           4,056          4,127         2,925        1,202             0             71        265         15
     456   5793           3,100          3,383         1,923        1,460             0            283        265         99
BA   457   5794           6,209          6,195           574        5,620             0           (14)        265          0
     458   5796           2,186          2,345             0        2,345             0            159        265          0
BA   459   5797           1,294          1,294             0          215         1,080              0          0          0
     460   5798          30,919          1,702             0        1,702             0       (29,217)        265        193
     461   5799           2,146          2,421             0        2,421             0            275        265          0
BA   462   5801           1,860          1,742         1,232          510             0          (117)        265         19
     463   5802         (3,031)              0             0            0             0          3,031          0          0
BA   464   5804           5,351          5,616             0        5,616             0            265        265          0
     465   5805           1,881          2,128           641        1,487             0            248        265         97
     466   5807           1,766          2,017           877        1,139             0            250        265         20
     467   5809          11,625         11,890        10,128        1,762             0            265        265          0
     468   5814           2,949          3,036         1,219        1,817             0             88        265        118
     469   5815           1,816          2,081             0        2,081             0            265        265          0
     470   5816           3,543          3,434           576        2,859             0          (109)        265        120
     471   5818           7,124          7,346         6,068        1,278             0            222        265         58
     472   5819           2,381          1,413            65        1,348             0          (967)        265         32
     473   5821           2,366          2,508         (262)        2,771             0            142        265        135
     474   5822           8,634          8,899         6,569        2,330             0            265        265          0
     475   5828           2,161          2,426             0        2,426             0            265        265          0
     476   5829           2,684          2,568             0        2,568             0          (116)        265          0
     477   5833           3,013          2,935             0        2,935             0           (79)        265          0
     478   5834           (116)              0             0            0             0            116          0          0
     479   5835           8,339          8,669         6,187        3,823       (1,341)            330        265         92
     480   5837           1,869          2,150           475        1,675             0            281        265         78
     481   5838           3,351          3,610         1,923        1,687             0            259        265         99
     482   5839           6,620          6,905           436        6,469             0            285        265         20
BA   483   5845           9,224          4,147         1,624        2,523             0        (5,076)        265          6
     484   5848           2,201          2,430           666        1,473           291            229        265         32
     485   5852           3,600          3,670         1,013        2,657             0             70        265         15
     486   5853           2,350          2,644         2,149          495             0            294        265        143
     487   5854           2,917          3,183             0        3,183             0            266        265         54
     488   5857           1,928          1,609           397        1,212             0          (319)        265        108
     489   5858           3,024          3,108         1,217        1,891             0             84        265         40
     490   5859           6,723          6,997         2,204        4,793             0            274        265         78
     491   5863           3,091          3,300         1,534        1,765             0            208        265         50
     492   5865           7,658          7,837         2,693        5,144             0            180        265        131
     493   5871           4,107          4,344         2,690        1,654             0            237        265         26
BA   494   5873           4,822          5,053         1,135        3,918             0            232        265         69
BA   495   5875           2,325          2,598           956        1,642             0            273        265          8
BA   496   5877           1,518          1,783             0        1,548           235            265        265          0
     497   5879           2,828          3,097         1,528        1,569             0            269        265         53
     498   5880           3,180          3,380         1,395        1,985             0            200        265        148
     499   5881          13,689          1,568             0        1,568             0       (12,121)        265        107
BA   500   5884           2,600          2,865             0        2,865             0            265        265          0
BA   501   5887           9,827         10,096         4,755        7,059       (1,718)            270        265         10
     502   5888           6,096          5,901             0        5,901             0          (195)        265          0
BA   503   5891           2,681          2,981         1,466        1,515             0            300        265         35
     504   5892           2,869          2,983           278        2,705             0            114        265         34
     505   5893           6,965          6,916         4,910        2,006             0           (49)        265         17
     506   5895           2,226          2,513         1,022        1,491             0            287        265         68
BA   507   5896          34,899          3,178             0        3,178             0       (31,721)        265        107
BA   508   5899          26,840              0             0            0             0       (26,840)        265         53
     509   5999           (265)              0             0            0             0            265          0          0
     510   3000        (31,429)          6,875         3,200        3,675             0         38,304          0          0
BA   511   3006       (191,658)         15,313        16,737            0       (1,425)        206,971          0          0
BA   512   3008       (357,473)         40,984        10,420       30,792         (228)        398,457          0          0
     513   3013       (181,051)         30,663         8,918       20,909           837        211,714          0          0
     514   3014       (194,783)          (189)         7,162            0       (7,351)        194,595          0          0
BA   515   3015        (38,697)         24,829        10,108        7,354         7,367         63,525          0          0
     516   3017       (524,455)          8,507        34,198            0      (25,691)        532,962          0          0

                      2,120,599      2,149,362       867,259    1,271,464        10,639         28,763    127,207     31,787


[TABLE CONTINUED]

                                   A,B,C      A          B          C
                                    TOTAL      ACT       CHECK      RET                              DUP             DUP
                        RETURNED   SERVICE   SERVICE     ORDER     CHECK      O/D                NON POSTED     ON POSTED
                         CHECKS    CHARGES   CHARGES     FEES      FEES     CHARGES   ACT O/S    DEPOSITS        DEPOSITS
          STORE #       CC. 5557   CC.5546   CC.5546    CC.5546   CC.5546   CC.5570   CC.5577     CC.5577         CC.5578

       1   4000              0         0          0         0         0         0          0           0             0
       2   4001           (50)         0          0         0         0         0         73           0             0
       3   4008              0         0          0         0         0         0          0           0             0
       4   4009                        0          0         0         0         0          0           0             0
       5   4010                        0          0         0         0         0          0           0             0
       6   4014                        0          0         0         0         0          0           0             0
       7   4015           (42)         0          0         0         0         0          0           0             0
       8   4019              0      (10)          0         0      (10)         0          0           0             0

       9   4023              0         0          0         0         0         0          0           0             0
      10   4024           (20)         0          0         0         0         0        (0)           0             0
      11   4026              0     (114)      (114)         0         0         0          0           0             0
      12   4032              0      (56)       (56)         0         0      (78)          0           0             0
      13   4037              0      (29)       (29)         0         0      (29)        (0)           0             0
      14   4045              0      (10)          0         0      (10)         0          0           0             0
      15   4062          (317)      (86)       (86)         0         0         0          0           0          (800)
      16   4063          (212)     (395)      (125)         0     (270)         0          2           0             0
      17   4064        (1,105)      (59)       (59)         0         0         0       (72)           0             0
      18   4065              0      (18)       (18)         0         0         0          8           0             0
      19   4067           (39)       (4)        (4)         0         0         0       (90)           0             0
      20   5002          (117)         0          0         0         0         0        (7)           0             0
      21   5003          (645)         0          0         0         0         0          2           0             0
      22   5004           (20)         0          0         0         0         0         60           0             0
      23   5006          (208)         0          0         0         0         0        (4)           0             0
      24   5007              0         0          0         0         0         0          1           0             0
      25   5010           (65)      (71)       (71)         0         0         0        (1)           0             0
      26   5012          (149)       (4)          0         0       (4)         0          0           0             0
      27   5013           (40)      (83)       (83)         0         0      (34)        (0)           0             0
      28   5014          (545)         0          0         0         0         0          0           0             0

      29   5015              0         0          0         0         0         0          0           0             0
      30   5016          (126)         0          0         0         0         0        (0)           0             0
BA    31   5017              0      (25)       (25)         0         0         0          0           0             0
BA    32   5018              0         0          0         0         0         0       (10)           0             0
BA    33   5020           (13)       (5)        (5)         0         0         0          0           0             0
BA    34   5022          (130)         0          0         0         0         0       (36)           0             0
      35   5023           (87)      (41)       (41)         0         0      (30)          0           0             0
      36   5025              0         0          0         0         0         0        (1)           0             0
      37   5026          (205)         0          0         0         0         0        373           0             0
      38   5027          (198)         0          0         0         0         0          1           0             0
      39   5028          (130)   (2,726)    (2,726)         0         0         0          0           0             0
      40   5029           (18)         0          0         0         0         0          0           0             0
      41   5030              0     (120)      (120)         0         0         0          0           0             0
      42   5031              0     (125)      (125)         0         0         0          1           0             0
      43   5032          (995)     (128)      (128)         0         0         0        180           0             0
      44   5033          (100)         0          0         0         0         0          0           0             0
      45   5035              0         0          0         0         0         0        (3)           0         2,830
      46   5037              0     (103)      (103)         0         0         0        (2)           0             0

BA    47   5041          (130)         0          0         0         0         0       (58)           0             0
      48   5044              0         0          0         0         0         0          0           0             0
      49   5045              0         0          0         0         0      (32)          0           0             0
      50   5047           (50)         0          0         0         0         0          0           0             0
      51   5048              0      (95)       (95)         0         0         0          7           0             0
      52   5049              0         0          0         0         0         0      (194)           0             0
      53   5050              0         0          0         0         0         0      (100)           0             0
      54   5052              0         0          0         0         0         0         72           0             0
      55   5055           (87)         0          0         0         0         0          0           0             0
      56   5056              0      (78)       (78)         0         0         0       (64)           0             0
BA    57   5057              0         0          0         0         0         0          0           0             0
BA    58   5058              0     (107)      (107)         0         0      (30)          9           0             0
      59   5059              0         0          0         0         0         0          0           0        (1,693)
      60   5060              0         0          0         0         0         0          0           0             0
      61   5061          (128)         0          0         0         0         0          0           0             0
      62   5063          (125)     (110)      (110)         0         0         0        (0)           0             0
      63   5064           (97)         0          0         0         0         0          0           0          (237)
      64   5065              0         0          0         0         0         0        (0)           0             0
      65   5067          (391)         0          0         0         0         0          0           0             0
      66   5068          (150)         0          0         0         0         0          0           0             0
BA    67   5069           (60)         0          0         0         0         0         30           0             0
      68   5070              0         0          0         0         0         0      (175)           0             0
      69   5075              0         0          0         0         0         0          0           0             0
BA    70   5077           (65)         0          0         0         0         0          0           0          (213)
      71   5080          (374)     (102)      (102)         0         0         0          0           0             0
BA    72   5082              0         0          0         0         0         0          0           0             0
      73   5083              0         0          0         0         0         0          0           0             0
      74   5084              0         0          0         0         0         0          0           0             0
      75   5085          (190)         0          0         0         0         0          0           0             0
BA    76   5086          (283)      (98)       (98)         0         0         0        (3)           0             0
      77   5087          (112)         0          0         0         0         0       (90)           0          (141)
      78   5088              0      (23)       (23)         0         0         0        (0)           0             0
      79   5089              0         0          0         0         0         0          0           0             0
BA    80   5090          (253)         0          0         0         0         0          0           0             0
BA    81   5092           (90)         0          0         0         0         0        (8)           0             0
      82   5094              0      (93)       (93)         0         0      (34)       (10)           0             0
BA    83   5099          (106)      (33)       (23)         0      (10)      (30)          9           0             0
      84   5100              0     (111)      (111)         0         0      (32)          0           0             0
BA    85   5104              0         0          0         0         0         0          0           0             0
      86   5107          (235)         0          0         0         0         0        100           0             0
BA    87   5108              0       (2)        (2)         0         0         0          0           0             0
      88   5111          (167)     (125)      (125)         0         0         0        (9)           0             0
      89   5112              0         0          0         0         0         0          0           0             0
      90   5114              0      (36)       (36)         0         0         0          0           0             0
BA    91   5116              0       (6)        (6)         0         0         0          0           0             0
      92   5117              0      (10)       (10)         0         0     (110)         98           0             0
BA    93   5119              0      (43)       (12)      (32)         0         0          0           0             0
      94   5120          (184)         0          0         0         0         0          1           0             0
BA    95   5121           (31)       (6)          0         0       (6)         0          0           0             0
      96   5125              0      (56)       (56)         0         0         0          0           0             0
      97   5126              0      (41)       (41)         0         0         0          0           0             0
      98   5127              0      (13)       (13)         0         0     (250)       (21)           0             0
BA    99   5128              0   (1,773)    (1,773)         0         0         0          0           0             0
     100   5129              0      (32)       (32)         0         0         0          0           0             0
     101   5130              0         0          0         0         0         0          0           0             0
     102   5131              0      (30)       (30)         0         0         0          7           0             0
     103   5132              0     (318)      (318)         0         0      (33)          0           0             0
     104   5133              0         0          0         0         0         0          0           0             0
     105   5136          (200)         0          0         0         0         0        (5)           0             0
     106   5140          (305)      (27)       (27)         0         0         0       (10)           0             0
     107   5143          (103)         0          0         0         0         0          0           0             0
     108   5144              0         0          0         0         0         0          0           0             0
     109   5146          (425)         0          0         0         0         0          0           0             0
     110   5148           (86)         0          0         0         0         0          0           0             0
     111   5149              0         0          0         0         0         0          0           0             0
     112   5151          (197)     (108)      (108)         0         0     (544)         30           0             0
     113   5152              0         0          0         0         0         0          0           0             0
     114   5153              0         0          0         0         0         0          0           0             0
     115   5154              0         0          0         0         0         0          0           0             0
     116   5155              0      (55)       (55)         0         0         0         18           0             0
     117   5156          (565)     (105)      (105)         0         0         0        361           0             0
     118   5159          (102)         0          0         0         0         0          0           0             0
     119   5160          (430)     (121)      (121)         0         0         0       (30)           0             0
     120   5163           (73)         0          0         0         0         0          0           0             0
     121   5164          (499)     (160)      (160)         0         0         0          0           0             0
     122   5165          (150)         0          0         0         0         0          0           0             0
     123   5166          (144)         0          0         0         0         0          0           0             0
     124   5172              0     (100)      (100)         0         0         0          0           0             0
     125   5174              0     (293)      (293)         0         0         0          0           0             0
     126   5175              0         0          0         0         0         0          0           0             0
     127   5176           (96)      (75)       (75)         0         0      (60)       (20)           0             0
     128   5177              0      (63)       (63)         0         0         0          0           0             0
     129   5179              0      (16)       (16)         0         0      (25)          0           0             0
     130   5183              0         0          0         0         0         0          0           0             0
     131   5186          (465)      (29)       (29)         0         0         0          0           0             0
     132   5187          (160)      (15)        (5)         0      (10)         0          0           0             0
     133   5189              0         0          0         0         0      (25)       (73)           0           216
     134   5191              0         0          0         0         0         0          0           0          (675)
     135   5192              0      (21)       (21)         0         0         0          0           0             0
     136   5198              0      (70)       (70)         0         0         0          0           0             0
     137   5199              0         0          0         0         0         0          0           0             0
     138   5201              0      (78)       (78)         0         0         0          0           0             0
     139   5203              0         0          0         0         0         0          0           0             0
     140   5204              0         0          0         0         0         0       (36)           0             0
     141   5205           (80)         0          0         0         0         0        (0)           0             0
     142   5206          (296)      (24)       (12)         0      (12)      (25)          0           0             0
     143   5207              0         0          0         0         0         0         11           0             0
     144   5208           (85)         0          0         0         0         0        (3)           0             0
     145   5209          (250)         0          0         0         0         0          6           0             0
     146   5211              0         0          0         0         0         0        (1)           0             0
     147   5212           (82)     (107)      (107)         0         0         0          0           0             0
     148   5215              0         0          0         0         0         0          0           0             0
     149   5216          (281)      (44)        (6)      (32)       (6)         0         55           0             0
     150   5217              0         0          0         0         0         0          0           0             0
     151   5218          (106)         0          0         0         0         0          0           0             0
     152   5220              0         0          0         0         0         0        416           0             0
     153   5221          (216)      (84)       (84)         0         0         0          0           0             0
     154   5223              0     (127)      (127)         0         0         0          0           0             0
     155   5224              0      (60)       (60)         0         0         0          0           0             0
     156   5225              0         0          0         0         0         0          0           0             0
     157   5227          (167)      (84)       (84)         0         0         0          0           0             0
     158   5228              0         0          0         0         0         0          0           0             0
     159   5232          (182)         0          0         0         0         0          0           0             0
BA   160   5233          (257)      (30)       (30)         0         0         0          5           0             0
     161   5236              0         0          0         0         0         0          0           0             0
     162   5238           (45)      (92)       (92)         0         0     (216)          0           0             0
     163   5241           (62)         0          0         0         0         0         47           0             0
     164   5242              0     (103)      (103)         0         0         0        (0)           0             0
BA   165   5243          (198)      (89)       (89)         0         0      (32)          0           0             0
BA   166   5246              0         0          0         0         0         0          0           0             0
     167   5247          (131)         0          0         0         0         0        (0)           0             0
     168   5248          (190)         0          0         0         0         0          0           0             0
     169   5249          (267)         0          0         0         0         0        100           0             0
     170   5253          (470)      (79)       (69)         0      (10)         0         95           0             0
     171   5257           (57)         0          0         0         0         0          0           0             0
     172   5259           (10)      (64)       (64)         0         0      (72)          0           0             0
     173   5260           (34)         0          0         0         0         0       (33)           0             0
     174   5262          (212)      (93)       (93)         0         0         0          7           0             0
     175   5264              0      (56)       (56)         0         0         0          0           0             0
     176   5265          (255)      (55)       (12)      (37)       (6)         0          3           0             0
     177   5267              0      (78)       (78)         0         0         0        (1)           0             0
     178   5268          (261)         0          0         0         0         0        (0)           0             0
     179   5269          (243)         0          0         0         0         0          0           0             0

     180   5271          (202)      (60)       (60)         0         0         0       (10)           0             0
     181   5272              0      (10)          0         0      (10)      (30)          0           0             0
     182   5273          (150)      (92)       (92)         0         0      (20)          2           0             0
     183   5274              0         0          0         0         0         0          1           0             0
     184   5277              0         0          0         0         0         0        (0)           0             0
     185   5281          (286)     (155)      (155)         0         0         0         18           0             0
     186   5282          (100)      (85)       (80)         0       (5)     (138)         90           0             0
     187   5283          (316)         0          0         0         0         0       (40)           0             0
     188   5285          (324)      (77)       (77)         0         0         0          0           0             0
     189   5287          (100)         0          0         0         0         0        (1)           0             0
     190   5289          (145)     (146)      (146)         0         0         0          0           0             0
     191   5290          (296)         0          0         0         0         0          0           0             0
     192   5292           (86)         0          0         0         0         0          0           0         (211)
     193   5295              0     (286)      (286)         0         0         0          0           0             0
     194   5297          (299)     (188)      (188)         0         0         0          0           0             0
     195   5298              0      (37)       (37)         0         0         0        (0)           0             0
     196   5299              0         0          0         0         0         0          0           0             0
BA   197   5300           (50)         0          0         0         0         0       (29)           0             0
     198   5301              0         0          0         0         0         0          0           0             0
BA   199   5302          (357)         0          0         0         0         0        275           0             0
BA   200   5306          (177)         0          0         0         0         0       (20)           0             0
BA   201   5307              0         0          0         0         0         0          0           0             0
     202   5308              0       (5)          0         0       (5)         0        (1)           0             0
     203   5309              0     (280)       (63)     (217)         0         0        (0)           0             0
     204   5311              0      (59)       (49)         0      (10)         0          4           0             0
BA   205   5312              0         0          0         0         0         0          0           0             0
     206   5313          (189)         0          0         0         0         0          0           0             0
     207   5314              0         0          0         0         0         0       (34)           0             0
BA   208   5315              0     (121)      (121)         0         0         0          0           0             0
     209   5316              0         0          0         0         0         0          0           0             0
BA   210   5317           (69)       (3)          0         0       (3)         0          0           0             0
     211   5318          (150)         0          0         0         0         0          0           0             0
     212   5319           (56)     (186)      (186)         0         0         0        125           0             0
     213   5320          (593)         0          0         0         0         0        (1)           0             0
     214   5322           (20)     (122)      (122)         0         0         0       (10)           0             0
BA   215   5323          (265)         0          0         0         0         0        (1)           0             0
     216   5324              0         0          0         0         0         0          0           0             0
     217   5327          (300)      (53)       (53)         0         0         0          0           0             0
     218   5332              0         0          0         0         0         0          0           0             0
     219   5334           (75)      (88)       (88)         0         0      (32)          0           0             0
     220   5336              0      (21)       (21)         0         0         0        (0)           0             0
     221   5337           (18)         0          0         0         0         0          0           0             0
     222   5339          (120)     (117)      (117)         0         0         0          0           0             0
BA   223   5340              0         0          0         0         0         0       (25)           0             0
     224   5341           (50)     (105)      (105)         0         0         0          7           0             0
BA   225   5342              0         0          0         0         0         0          0           0             0
     226   5348           (70)         0          0         0         0         0        (1)           0             0
     227   5350          (263)         0          0         0         0         0          0           0             0
BA   228   5352              0         0          0         0         0         0          0           0             0
     229   5353              0     (111)      (111)         0         0         0          0           0             0
BA   230   5354              0      (73)       (73)         0         0         0          0           0             0
BA   231   5358          (599)         0          0         0         0         0        (0)           0             0
BA   232   5360              0         0          0         0         0         0          0           0             0
     233   5362              0      (72)       (72)         0         0         0          3           0             0
     234   5364          (438)         0          0         0         0         0          1           0             0
     235   5365        (1,589)         0          0         0         0         0          0           0             0
     236   5366              0      (98)       (98)         0         0         0          0           0             0
     237   5368          (573)         0          0         0         0         0          0           0             0
     238   5371           (99)         0          0         0         0         0         40           0             0
BA   239   5372          (116)         0          0         0         0         0          0           0             0
     240   5373          (274)      (24)       (12)         0      (12)         0         17           0         (340)
     241   5374           (37)         0          0         0         0         0          2           0             0
     242   5375              0         0          0         0         0         0          0           0             0
     243   5377              0      (90)       (90)         0         0      (33)       (50)           0             0
     244   5378           (80)     (180)      (180)         0         0         0         28           0             0
     245   5379              0         0          0         0         0         0          0           0             0
     246   5382              0     (108)      (108)         0         0         0          0           0             0
     247   5387              0         0          0         0         0         0          0           0             0
     248   5390              0     (175)      (175)         0         0      (58)          0           0             0
     249   5391          (149)         0          0         0         0         0          0           0             0
BA   250   5392              0     (125)      (125)         0         0         0          1           0             0
     251   5398          (286)      (93)       (93)         0         0         0        (5)           0             0
     252   5399              0      (26)       (26)         0         0         0          0           0             0
     253   5403          (232)         0          0         0         0         0          0           0             0
     254   5406          (190)      (27)       (27)         0         0         0          0           0             0
     255   5408        (1,174)      (74)       (74)         0         0      (25)        371           0         (617)
BA   256   5409              0         0          0         0         0         0          0           0             0
     257   5410          (182)         0          0         0         0         0          0           0             0
     258   5411              0     (128)      (128)         0         0         0          0           0             0
     259   5413           (30)         0          0         0         0         0         29           0             0
     260   5415              0         0          0         0         0         0          0           0             0
     261   5417              0         0          0         0         0         0          0           0             0
BA   262   5419              0         0          0         0         0         0          0           0             0

     263   5420              0         0          0         0         0         0          0           0             0
     264   5424          (100)      (32)       (32)         0         0         0        (5)           0             0
     265   5426              0         0          0         0         0         0          0           0             0
     266   5428              0     (108)      (108)         0         0         0        (1)           0             0
     267   5429          (368)         0          0         0         0         0       (41)           0             0
     268   5431           (56)      (22)       (20)         0       (2)         0       (43)           0             0
     269   5432              0         0          0         0         0         0          0           0             0
BA   270   5435           (46)         0          0         0         0         0          0           0             0
     271   5436              0      (23)       (23)         0         0         0          0           0             0
     272   5437              0         0          0         0         0         0         30           0             0
     273   5438           (94)         0          0         0         0         0        (1)           0             0
     274   5444           (68)         0          0         0         0         0         36           0             0
     275   5446              0         0          0         0         0         0          5           0             0
     276   5447              0     (198)      (198)         0         0         0        108           0             0
     277   5448          (242)         0          0         0         0         0         10           0             0
BA   278   5452          (390)         0          0         0         0      (69)        (7)           0           242
     279   5453              0     (108)      (108)         0         0      (30)          0           0             0
     280   5455          (173)         0          0         0         0      (32)          0           0             0
     281   5456          (193)      (27)       (21)         0       (6)         0          0           0           109
     282   5459              0         0          0         0         0         0          0           0             0
     283   5460              0      (88)       (88)         0         0         0        (0)           0             0
     284   5461           (32)         0          0         0         0         0        (0)           0             0
BA   285   5462          (247)         0          0         0         0         0          0           0             0
     286   5464              0      (10)          0         0      (10)      (30)          0           0             0
BA   287   5465              0         0          0         0         0         0          0           0             0
     288   5466          (182)         0          0         0         0         0          0           0             0
     289   5468          (429)     (105)      (105)         0         0         0          0           0             0

     290   5469              0         0          0         0         0         0          0           0             0
     291   5470              0         0          0         0         0         0          0           0             0
     292   5472              0         0          0         0         0         0          0           0             0
     293   5474          (238)      (83)       (83)         0         0         0          0           0             0
     294   5475          (217)         0          0         0         0         0        (1)           0             0
     295   5476           (50)         0          0         0         0         0          1           0             0
     296   5477              0         0          0         0         0         0          0           0             0
     297   5479              0     (132)      (132)         0         0         0        (0)           0             0
BA   298   5482           (60)         0          0         0         0         0        (0)           0             0
     299   5485              0         0          0         0         0         0          0           0             0
     300   5488              0         0          0         0         0         0          0           0             0
     301   5490           (58)         0          0         0         0         0        (0)           0             0
     302   5491              0      (47)       (47)         0         0         0          1           0             0
     303   5492              0       (8)        (8)         0         0         0          0           0             0
     304   5499              0      (10)       (10)         0         0         0         57           0             0
     305   5500          (391)      (75)       (60)         0      (15)         0        (0)           0             0
     306   5502           (92)     (104)      (104)         0         0         0          0           0             0
     307   5503          (593)         0          0         0         0         0          0           0             0
     308   5504           (30)         0          0         0         0         0        (0)           0             0
     309   5505              0     (121)      (121)         0         0         0        (1)           0             0
     310   5506          (299)     (143)      (143)         0         0         0         20           0             0
     311   5507              0         0          0         0         0         0       (11)           0             0
BA   312   5508          (212)     (108)      (108)         0         0         0          0           0             0
BA   313   5511        (2,758)         0          0         0         0         0          0           0             0
     314   5512              0         0          0         0         0         0          0           0             0
BA   315   5514              0      (87)       (87)         0         0         0          0           0             0
     316   5515              0         0          0         0         0         0       (78)           0             0
     317   5518              0         0          0         0         0         0          0           0             0
BA   318   5519          (100)      (43)       (43)         0         0         0          0           0             0
     319   5520        (1,393)     (118)      (118)         0         0         0          0           0        (1,000)
BA   320   5524          (150)      (28)       (28)         0         0         0       (56)           0             0
     321   5525           (50)         0          0         0         0         0       (60)           0             0
     322   5526              0         0          0         0         0         0          0           0             0
     323   5527              0         0          0         0         0         0          0           0             0
     324   5528              0         0          0         0         0         0         29           0             0
     325   5529              0         0          0         0         0         0          0           0             0
     326   5531          (283)         0          0         0         0         0         17           0             0
     327   5532          (224)     (126)      (126)         0         0         0          0           0             0
     328   5533           (91)     (133)      (133)         0         0      (32)          1           0             0
     329   5534              0         0          0         0         0         0          0           0             0
     330   5537           (65)         0          0         0         0         0          1           0             0
     331   5539           (67)         0          0         0         0         0          0           0             0
     332   5540              0         0          0         0         0         0        (0)           0             0
     333   5541        (1,295)     (173)      (173)         0         0     (102)          0           0             0
     334   5544              0      (19)       (19)         0         0         0          0           0             0
     335   5545              0      (91)       (91)         0         0         0       (51)           0             0
     336   5546              0   (1,785)    (1,785)         0         0      (20)          0           0             0
     337   5548          (110)         0          0         0         0         0          1           0             0
     338   5549              0     (104)      (104)         0         0         0          0           0             0
     339   5550          (285)         0          0         0         0         0       (53)           0             0
     340   5551           (37)     (163)      (163)         0         0         0          0           0             0
     341   5553        (1,123)         0          0         0         0         0          0           0             0
     342   5554          (399)         0          0         0         0      (32)       (10)           0             0
     343   5557              0     (261)      (261)         0         0         0        (0)           0             0
BA   344   5558          (105)     (137)      (137)         0         0         0          0           0             0
     345   5559              0      (34)       (34)         0         0         0          0           0             0
     346   5562              0         0          0         0         0         0          0           0             0
     347   5563              0         0          0         0         0         0         10           0             0
     348   5565              0         0          0         0         0         0          0           0             0
     349   5568              0         0          0         0         0         0          0           0             0
BA   350   5569          (494)         0          0         0         0         0          0           0             0
     351   5570              0     (123)      (123)         0         0      (27)          0           0             0
     352   5571          (305)         0          0         0         0         0          0           0             0
     353   5573              0      (75)       (75)         0         0         0        (0)           0             0
     354   5574              0         0          0         0         0         0          0           0             0
     355   5575              0         0          0         0         0         0       (47)           0             0

BA   356   5576          (232)      (33)       (33)         0         0         0        (0)           0             0
     357   5579              0         0          0         0         0         0          0           0             0
BA   358   5581          (424)       (5)          0         0       (5)         0        (1)           0             0
     359   5582              0      (49)       (49)         0         0         0          0           0             0
     360   5583              0      (69)       (69)         0         0         0          0           0             0

     361   5586              0   (1,926)    (1,926)         0         0     (100)         10           0             0
     362   5587              0     (110)      (110)         0         0         0          0           0             0
     363   5588          (177)         0          0         0         0         0        (0)           0             0
     364   5590          (176)     (117)      (117)         0         0         0         51           0             0
     365   5591           (79)      (58)          0         0      (58)         0          0           0             0
     366   5592              0         0          0         0         0         0          0           0             0
     367   5593          (225)      (10)          0         0      (10)         0          0           0             0
     368   5594              0      (49)       (49)         0         0         0          0           0             0
     369   5595           (70)     (167)      (167)         0         0         0          0           0             0
     370   5596              0     (135)      (135)         0         0         0          0           0             0
     371   5597           (38)     (105)      (105)         0         0         0        (0)           0             0
     372   5598              0      (94)       (94)         0         0         0          0           0             0
     373   5599        (2,474)         0          0         0         0         0        (6)           0             0
     374   5600              0      (57)       (57)         0         0      (32)         25           0             0
     375   5601              0         0          0         0         0         0          0           0             0
     376   5603          (192)         0          0         0         0         0          0           0             0
     377   5604          (157)      (57)       (57)         0         0     (120)          0           0             0
     378   5607              0         0          0         0         0         0          0           1             0
BA   379   5613          (154)      (82)       (82)         0         0         0        (0)           0             0
     380   5614          (100)      (87)       (87)         0         0         0          0           0             0
     381   5615              0      (10)          0         0      (10)         0          0           0          (192)
     382   5620              0         0          0         0         0         0          0           0             0
     383   5622              0         0          0         0         0         0          0           0             0
     384   5623              0         0          0         0         0         0          0           0             0
BA   385   5625          (119)         0          0         0         0         0        (1)           0             0
     386   5626          (557)      (14)          0         0      (14)         0          0           0             0
     387   5627              0         0          0         0         0         0          0           0             0
     388   5628              0      (43)          0         0      (43)         0          1           0             0
     389   5631              0         0          0         0         0         0          0           0             0
BA   390   5632           (45)         0          0         0         0         0        (1)           0             0
     391   5635              0         0          0         0         0         0          2           0             0
     392   5637              0      (26)          0         0      (26)         0          0           0             0
     393   5639          (295)      (50)       (50)         0         0         0          0           0             0
     394   5641              0         0          0         0         0         0        (0)           0             0
     395   5643          (167)         0          0         0         0         0          0           0             0
BA   396   5644              0         0          0         0         0         0          0           0             0
     397   5646              0      (77)       (77)         0         0         0        (0)           0             0
     398   5647           (45)         0          0         0         0         0          0           0             0
     399   5649              0         0          0         0         0         0          3           0             0
     400   5650              0         0          0         0         0         0        (0)           0             0
     401   5651              0         0          0         0         0         0          0           0             0
     402   5652          (140)         0          0         0         0         0          0           0             0
     403   5657           (39)         0          0         0         0         0          0           0             0
BA   404   5659           (70)      (97)       (97)         0         0         0          0           0             0
     405   5664           (34)      (10)        (5)         0       (5)         0          0           0             0
     406   5667           (70)         0          0         0         0         0         52           0             0
     407   5673              0      (63)       (63)         0         0         0          0           0             0
     408   5675              0         0          0         0         0         0        (0)           0             0
     409   5679           (71)      (13)          0         0      (13)         0          0           0             0
     410   5680              0         0          0         0         0         0        (2)           0             0
     411   5681        (1,102)      (77)       (77)         0         0      (30)      (302)           0             0
     412   5684              0         0          0         0         0         0         10           0             0
     413   5685          (277)         0          0         0         0         0        (0)           0             0
     414   5687           (69)         0          0         0         0         0         10           0             0
     415   5688          (275)      (21)       (21)         0         0         0          3           0             0
     416   5690          (353)       (5)          0         0       (5)         0         14           0             0
     417   5696              0         0          0         0         0         0          0           0             0
     418   5698           (95)     (110)      (110)         0         0     (272)          0           0             0
     419   5708          (121)         0          0         0         0         0          0           0             0
     420   5710           (62)       (2)          0         0       (2)         0          0           0             0
     421   5713              0         0          0         0         0         0      (100)           0             0
     422   5720          (169)         0          0         0         0         0          0           0             0
     423   5724           (50)         0          0         0         0         0       (61)           0             0
     424   5725          (392)         0          0         0         0         0          0           0             0
     425   5726              0         0          0         0         0         0      (262)           0             0
     426   5727              0      (55)       (55)         0         0         0          0           0             0
     427   5730          (669)         0          0         0         0         0          0           0             0
BA   428   5736              0      (63)       (63)         0         0         0          0           0             0
BA   429   5737              0       (4)          0         0       (4)         0          0           0             0
     430   5741              0         0          0         0         0         0          0           0             0
     431   5743              0         0          0         0         0         0          0           0             0
     432   5745          (167)      (64)       (64)         0         0         0        (3)           0             0
     433   5746              0      (14)       (14)         0         0         0          0           0             0
     434   5747          (135)         0          0         0         0         0          0           0             0
     435   5751              0     (132)      (132)         0         0         0          0           0             0
     436   5756          (115)      (74)       (74)         0         0         0         17           0          (196)
     437   5757              0         0          0         0         0         0          0           0             0
     438   5761              0         0          0         0         0         0          0           0             0
     439   5762              0         0          0         0         0         0          0           0             0
     440   5764              0         0          0         0         0         0          0           0             0
     441   5767          (150)         0          0         0         0         0       (19)           0             0
BA   442   5772              0     (261)      (261)         0         0         0       (41)           0             0
     443   5773          (118)         0          0         0         0         0          0           0             0
BA   444   5774              0      (91)       (91)         0         0         0          0           0             0
     445   5776              0         0          0         0         0         0          0           0             0
     446   5777              0         0          0         0         0         0          0           0             0
     447   5779              0         0          0         0         0         0          0           0             0
     448   5780              0      (97)       (97)         0         0         0          0           0             0
     449   5782              0     (111)      (111)         0         0         0        (2)           0             0
     450   5784              0      (92)       (92)         0         0         0          0           0             0
     451   5786           (35)      (42)       (42)         0         0      (23)          0           0             0
     452   5787           (60)         0          0         0         0         0       (35)           0             0
     453   5788          (140)         0          0         0         0         0        (4)           0             0
     454   5789              0      (15)       (15)         0         0         0          0           0             0
BA   455   5790          (205)       (5)        (5)         0         0         0          0           0             0
     456   5793              0      (63)       (63)         0         0      (20)          2           0             0
BA   457   5794          (300)         0          0         0         0         0         21           0             0
     458   5796          (107)         0          0         0         0         0          1           0             0
BA   459   5797              0         0          0         0         0         0          0           0             0
     460   5798          (373)     (150)      (150)         0         0         0       (26)           0             0
     461   5799              0         0          0         0         0         0         10           0             0
BA   462   5801          (495)       (7)        (7)         0         0         0        (3)           0           104
     463   5802              0         0          0         0         0         0          0           0             0
BA   464   5804              0         0          0         0         0         0          0           0             0
     465   5805           (17)      (97)       (97)         0         0         0        (0)           0             0
     466   5807           (20)      (15)       (15)         0         0         0          0           0             0
     467   5809              0         0          0         0         0         0          0           0             0
     468   5814              0      (95)       (95)         0         0         0      (200)           0             0
     469   5815              0         0          0         0         0         0          0           0             0
     470   5816          (380)     (114)      (114)         0         0         0          0           0             0
     471   5818           (99)       (2)        (2)         0         0         0        (0)           0             0
     472   5819              0     (125)      (125)         0         0      (25)        (1)           0             0
     473   5821           (70)     (120)      (120)         0         0      (68)          0           0             0
     474   5822              0         0          0         0         0         0          0           0             0
     475   5828              0         0          0         0         0         0          0           0             0
     476   5829          (381)         0          0         0         0         0          0           0             0
     477   5833          (244)         0          0         0         0         0          1           0          (101)
     478   5834              0         0          0         0         0         0          0           0             0
     479   5835              0      (27)       (27)         0         0         0          0           0             0
     480   5837              0      (62)       (62)         0         0         0          0           0             0
     481   5838              0     (105)      (105)         0         0         0        (0)           0             0
     482   5839              0         0          0         0         0         0          0           0             0
BA   483   5845        (5,241)      (19)        (9)         0      (10)      (87)          0           0             0
     484   5848              0      (68)       (68)         0         0         0          0           0             0
     485   5852          (137)      (24)       (24)         0         0         0       (49)           0             0
     486   5853              0     (114)      (114)         0         0         0          0           0             0
     487   5854           (53)         0          0         0         0         0          0           0             0
     488   5857          (649)      (43)       (43)         0         0         0          0           0             0
     489   5858          (194)      (27)       (27)         0         0         0          0           0             0
     490   5859              0      (68)       (68)         0         0         0        (1)           0             0
     491   5863           (50)      (57)       (57)         0         0         0          0           0             0
     492   5865           (90)      (95)       (95)         0         0      (32)          0           0             0
     493   5871           (61)      (13)        (4)         0       (9)         0         20           0             0
BA   494   5873          (107)      (28)       (28)         0         0         0         32           0             0
BA   495   5875              0         0          0         0         0         0          0           0             0
BA   496   5877              0         0          0         0         0         0          0           0             0
     497   5879              0     (100)      (100)         0         0         0         50           0             0
     498   5880          (100)     (113)      (113)         0         0         0          0           0             0
     499   5881           (30)         0          0         0         0         0          0           0             0
BA   500   5884              0         0          0         0         0         0        (0)           0             0
BA   501   5887              0       (5)        (0)         0       (5)         0          0           0             0
     502   5888          (460)         0          0         0         0         0          0           0             0
BA   503   5891              0         0          0         0         0         0          0           0             0
     504   5892          (150)      (35)       (35)         0         0         0          0           0             0
     505   5893          (331)         0          0         0         0         0          0           0             0
     506   5895              0      (26)       (26)         0         0         0       (20)           0             0
BA   507   5896           (77)         0          0         0         0         0          1           0             0
BA   508   5899              0         0          0         0         0         0          0           0             0
     509   5999              0         0          0         0         0         0          0           0             0
     510   3000          (810)     (258)      (258)         0         0         0        100           0             0
BA   511   3006          (291)   (1,201)    (1,201)         0         0         0          0           0             0
BA   512   3008        (3,398)     (868)      (868)         0         0         0        151           0             0
     513   3013          (636)     (792)      (792)         0         0         0         30           0             0
     514   3014              0     (878)      (878)         0         0         0          0           0             0
BA   515   3015        (1,547)     (251)      (251)         0         0         0          0           0             0
     516   3017          (824)   (1,219)    (1,219)         0         0         0          0           0             0

                      (71,318)  (31,140)   (30,171)     (317)     (651)   (3,240)      1,144           1        (2,914)


[TABLE CONTINUED]

                                                                    CONSOL      ACH
                             KEY       STOLEN                        ACCT     TRANSFERS
                          ERRORS       MONIES         MISC         TRANSFERS  REVERSALS
          STORE #         CC.5578      CC.5577      Various         CC.1020    CC.1020   Bank Name

       1   4000                  0         0          (3,618)             0           0 National City Bank
       2   4001                 20     (209)                0             0           0 Bank Of America
       3   4008                  0         0              (5)             0           0 First Tennesse
       4   4009                  0         0                0             0           0 Bank Of America
       5   4010                  0         0                0             0           0 Bank Of America
       6   4014                  0         0                7             0           0 Greenfield Banking Co.
       7   4015                  0         0                0             0           0 Bank Of America
       8   4019                  0         0                0             0           0 Citizens Bank and Trust of
                                                                                        Jackson
       9   4023                  0         0             (50)             0           0 AmSouth Bank
      10   4024                  0         0                0             0           0 Bank Of America
      11   4026                  0         0                0             0           0 Fifth Third Bank
      12   4032                  0         0                0             0           0 Hancock Bank
      13   4037                  0     (100)                0             0           0 Capital City Bank
      14   4045                  0         0                0             0           0 Citizens National Bank
      15   4062                  0         0                0      (17,511)           0 Bank Of Maysville
      16   4063                  0         0                0             0           0 Bank Of Maysville
      17   4064                  0         0            (411)             0           0 AmSouth Bank
      18   4065              (400)         0                0             0           0 First Federal Savings Bank
      19   4067                  0         0                0             0           0 Spivey State Bank
      20   5002                  0         0                0             0           0 Bank Of America
      21   5003                  0         0                0             0           0 Bank Of America
      22   5004                  0         0                0             0           0 Bank Of America
      23   5006                  0         0                0             0           0 Bank Of America
      24   5007                  0         0                0             0           0 Bank Of America
      25   5010                  0         0                0             0           0 Bank of America
      26   5012                  0         0                0             0           0 Heritage Bank
      27   5013                  0         0                0             0           0 Branch Bank & Trust
      28   5014                  0         0                0             0           0 Eagle Bank & Trust/Park Avenue
                                                                                        Bank
      29   5015                  0         0            (400)             0           0 Union Planters Bank
      30   5016                  0         0                0             0           0 Sun Trust Bank
BA    31   5017                  0         0                0             0           0 Bank Of America
BA    32   5018                  0         0                0             0           0 P N C Bank
BA    33   5020                  0         0                0             0           0 First National Bank & Trust
BA    34   5022                  0         0                0             0           0 Bank Of America
      35   5023                  0         0                0             0           0 First National Bank
      36   5025                  0       100                0             0           0 Bank of Upson
      37   5026                  0         0                0             0           0 Montgomery County Bank
      38   5027                  0       100                0             0           0 Bank Of America
      39   5028                  0         0                0             0           0 Sun Trust Bank
      40   5029                  0         0                0             0           0 Bank of Eastman
      41   5030                  0         0                0      (38,662)           0 Wachovia Bank
      42   5031                  0         0                0             0           0 Branch Bank & Trust
      43   5032                  0         0                0      (42,094)           0 Wachovia Bank
      44   5033                  0         0                0             0           0 Bank Of America
      45   5035                  0         0                0             0           0 Bank Of America
      46   5037                  0         0                0             0           0 First Citizens Bank (not linked
                                                                                        to Master)
BA    47   5041              (200)         0                0             0           0 Bank Of America
      48   5044                  0         0              400             0           0 Bank Of America
      49   5045                  0     (762)                0             0           0 Sun Trust Bank
      50   5047                  0         0                0             0           0 Sun Trust Bank
      51   5048                  0         0                0             0           0 Branch Bank & Trust
      52   5049                  0         0                0      (22,331)           0 US Bank
      53   5050                  0         0                0             0           0 Bank Of America
      54   5052                  0       200                0             0           0 Bank Of America
      55   5055                  0         0                0             0           0 Bank Of America
      56   5056               (45)     (120)                0             0           0 AmSouth Bank
BA    57   5057                  0         0                0             0           0 Bank Of America
BA    58   5058                  0         0                0             0           0 Old National Bank
      59   5059                  0         0                0             0           0 International Bank of Commerce
      60   5060                  0         0                0      (36,085)           0 Regions Bank
      61   5061                  0         0                0             0           0 Bank Of America
      62   5063                  0         0                0      (24,547)           0 Wachovia Bank
      63   5064                  0         0                0             0           0 Bank Of America
      64   5065                  0         0                0             0           0 Bank Of America
      65   5067                  0         0                0             0           0 Bank Of America
      66   5068                  0         0                0             0           0 Bank Of America
BA    67   5069                  0         0                0             0           0 Sun Trust Bank
      68   5070                100         0                0             0           0 Bank Of America
      69   5075                  0         0                0      (21,506)           0 Regions Bank
BA    70   5077                  0         0                0             0           0 Bank Of America
      71   5080                  0         0                0             0           0 Compass Bank
BA    72   5082                  0         0            (400)             0           0 First Citizens Bank
      73   5083                  0         0                0             0           0 Bank Of America
      74   5084                  0         0                0      (33,150)           0 First Citizens Bank
      75   5085                  0         0                0             0           0 Sun Trust Bank
BA    76   5086                  0         0                0             0           0 Capital City Bank
      77   5087                  0         0                0             0           0 Bank Of America
      78   5088                  0         0                0             0           0 Colonial Bank
      79   5089                  0         0                0             0           0 Monroe Bank
BA    80   5090                  0         0                0             0           0 National City Bank
BA    81   5092                  0         0                0             0           0 Farmers Bank
      82   5094                  0         0                0             0           0 Branch Bank & Trust
BA    83   5099                  0         0                0             0           0 Wood Forest National Bank
      84   5100                  0         0                0             0           0 AmSouth Bank
BA    85   5104                  0         0                0             0           0 Bank Of America
      86   5107                  0      (72)                0             0           0 Citizen Bank
BA    87   5108                  0         0                0             0           0 LandMark Bank
      88   5111                  0         0                0             0           0 AmSouth Bank
      89   5112                  0         0                0             0           0 Cavlary Banking
      90   5114                  0         0                0             0           0 First State Financial
BA    91   5116                  0      (54)                0             0           0 Mutual Federal Savings Bank
      92   5117                  0         0                0             0           0 Peoples First
BA    93   5119                  0         0                0             0           0 Home Bank
      94   5120                  0         0                0             0           0 Bank Of America
BA    95   5121                  0         0                0             0           0 Fidelity Bank & Trust
      96   5125                  0         0                0             0           0 South Trust Bank
      97   5126                  0         0                0             0           0 South Trust Bank
      98   5127                  0     (436)                0             0           0 Metro Bank
BA    99   5128                  0         0                0             0           0 Fifth Third Bank
     100   5129                  0         0                0             0           0 Iberia Bank
     101   5130                  0         0                0             0           0 Merchants & Marine Bank
     102   5131                  0         0                0             0           0 Weatherford National Bank
     103   5132                  0     (224)                0             0           0 Fifth Third Bank
     104   5133                  0         0                0      (17,431)           0 Regions Bank
     105   5136                  0         0                0             0           0 First State Bank
     106   5140                  0        57                0             0           0 Peoples Federal
     107   5143                  0         0                0             0           0 First Federal Savings Bank
     108   5144                  0         0                0             0           0 Bank Of America
     109   5146                  0         0                0             0           0 Bank Of America
     110   5148                  0         0                0             0           0 Bank Of America
     111   5149                  0   (1,693)                0             0           0 PNC Bank
     112   5151                  0         0                0             0           0 Central Carolina
     113   5152                  0         0                0      (22,430)           0 First Citizens Bank
     114   5153                  0         0            (400)             0           0 First Citizens Bank
     115   5154                  0         0                0      (22,938)           0 First Citizens Bank
     116   5155                  0         0                0             0           0 Central Carolina
     117   5156              (100)        19                0      (20,663)           0 Wachovia Bank
     118   5159                  0       100                0             0           0 Bank Of America
     119   5160                  0         0                0      (26,910)           0 Wachovia Bank
     120   5163                  0         0                0             0           0 Bank of Stanly
     121   5164                  0         0                0             0           0 Bank Of America
     122   5165                  0         0                0             0           0 Bank Of America
     123   5166                  0         0                0             0           0 Bank Of America
     124   5172                  0         0                0             0           0 Branch Bank & Trust
     125   5174                  0   (1,166)                0             0           0 Fifth Third Bank
     126   5175                  0         0                0      (47,773)           0 First Citizens Bank
     127   5176                  0         0                0             0           0 South Central Bank
     128   5177                  0         0                0             0           0 Citizens Bank
     129   5179                  0         0                0             0           0 First National Bank
     130   5183                  0         0                0             0           0 Bank Of America
     131   5186                 75        23                0             0           0 Arvest Bank
     132   5187                  0         0                0             0           0 United Bank and Trust
     133   5189                  0     (113)                0             0           0 The First National Bank
     134   5191                  0         0                0             0           0 Bank Of America
     135   5192                  0     (500)                0             0           0 Texas Bank
     136   5198                  0         0                0             0           0 Compass Bank
     137   5199                  0         0                0             0           0 Peoples Bank
     138   5201                  0         0                0             0           0 Central Carolina
     139   5203                  0   (4,462)                0             0           0 Bank Of America
     140   5204                  0         0                0             0           0 Bank Of America
     141   5205                  0         0                0             0           0 Bank Of America
     142   5206                  0        10                0             0           0 Community State Bank
     143   5207                  0         0                0             0           0 Bank Of America
     144   5208                  0         0                0             0           0 Bank Of America
     145   5209                  0         0                0             0           0 Bank Of America
     146   5211                  0         0                0             0           0 Bank Of America
     147   5212                  0         0                0             0           0 Branch Bank & Trust
     148   5215                  0         0                0             0           0 Bank Of America
     149   5216                  0         0                0             0           0 Century Bank & Trust
     150   5217                  0         0                0             0           0 Bank Of America
     151   5218                  0         0                0             0           0 Bank Of America
     152   5220                  0         0                0             0           0 Bank Of America
     153   5221                  0         0                0      (19,153)           0 Wachovia Bank
     154   5223                  0         0                0             0           0 AmSouth Bank
     155   5224                  0         0                0             0           0 AmSouth Bank
     156   5225                  0         0                0      (22,137)           0 First Citizens Bank
     157   5227                  0         0                0      (24,983)           0 Wachovia Bank
     158   5228                  0         0                0             0           0 Nat'l Bank of Commerce
     159   5232                  0         0                0             0           0 Bank Of America
BA   160   5233                  0         0                0             0           0 Northwest Georgia Bank
     161   5236                  0         0                0             0           0 Bank Of America
     162   5238                  0         0                0             0           0 Compass Bank
     163   5241                  0         0                0             0           0 Bank Of America
     164   5242                  0         0                0             0           0 Fifth Third Bank
BA   165   5243                  0         0                0             0           0 AmSouth Bank
BA   166   5246                  0         0              921             0           0 Wachovia Bank
     167   5247                  0         0                0             0           0 Bank Of America
     168   5248                  0         0                0             0           0 Bank Of America
     169   5249                  0         0                0             0           0 Bank Of America
     170   5253                  0         0                0             0           0 Columbus Bank & Trust
     171   5257                  0         0                0      (45,052)           0 Bank One
     172   5259                  0         0                0             0           0 Compass Bank
     173   5260               (37)         0                0             0           0 Bank Of America
     174   5262                  0         0                0      (21,363)           0 Wachovia Bank
     175   5264                  0         0                0             0           0 Hancock Bank
     176   5265                  0         0                0             0           0 Iberia Bank
     177   5267                  0         0                0             0           0 Trustmark National Bank
     178   5268                  0         0                0             0           0 Bank Of America
     179   5269                  0         0                0             0           0 First Citizens Bank(not
                                                                                        affiliated with Master)
     180   5271                  0         0                0             0           0 Hancock Bank
     181   5272                  0         0                0             0           0 Citizens Union Bank
     182   5273                  0         0                0             0           0 South Trust Bank
     183   5274                  0         0                0             0           0 Bank Of America
     184   5277                  0         0                0             0           0 Bank Of America
     185   5281                  0         0                0             0           0 AmSouth Bank
     186   5282                  0         0                0             0           0 Peoples First
     187   5283                  0         0                0             0           0 Bank Of America
     188   5285                  0         0                0             0           0 AmSouth Bank
     189   5287                  0         0                0             0           0 Sun Trust Bank
     190   5289                  0         0                0             0           0 Bancorp South
     191   5290                  0         0                0      (17,741)           0 Bank One
     192   5292                  0         0                0             0           0 Bank Of America
     193   5295                  0         0                0             0           0 Hibernia
     194   5297                  0         0                0             0           0 AmSouth Bank
     195   5298                  0         0                0             0           0 Iberia Bank
     196   5299                  0         0                0      (34,280)           0 Regions Bank
BA   197   5300                  0         0                0             0           0 Bank Of America
     198   5301                  0         0                0      (26,427)           0 Regions Bank
BA   199   5302                  0         0                0             0           0 Bank Of America
BA   200   5306                100         0                0             0           0 First National Bank
BA   201   5307                  0     (407)                0             0           0 Bank Of America
     202   5308                  0         0                0             0           0 First National Bank
     203   5309                  0         0                0             0           0 Hibernia National Bank
     204   5311                  0         0                0             0           0 Bank of Louisiana
BA   205   5312                  0         0                0             0           0 Bank Of America
     206   5313                  0         0                0             0           0 Bank Of America
     207   5314                  0         0                0             0           0 Bank Of America
BA   208   5315                  0         0                0             0           0 Branch Bank & Trust
     209   5316                  0         0                0      (17,281)           0 First Citizens Bank
BA   210   5317                  0         0                0             0           0 Merchant & Farmers
     211   5318                  0         0                0      (26,035)           0 US Bank
     212   5319                  0         0                0             0           0 Fifth Third Bank
     213   5320                  0         0                0             0           0 Bank Of America
     214   5322                  0         0                0             0           0 Branch Bank & Trust
BA   215   5323                  0         0                0             0           0 Bank Of America
     216   5324                  0         0                0      (16,125)           0 Regions Bank
     217   5327                  0         0                0             0           0 Hancock Bank
     218   5332                  0         0                0      (33,435)           0 Regions Bank
     219   5334                  0         0                0             0           0 AmSouth Bank
     220   5336                  0         0                0             0           0 South Central Bank
     221   5337                  0         0                0             0           0 City Bank
     222   5339                  0         0                0             0           0 AmSouth Bank
BA   223   5340                  0         0                0             0           0 Bank Of America
     224   5341                  0         0                0             0           0 Branch Bank & Trust
BA   225   5342                  0         0                0      (21,745)           0 Bank One
     226   5348                  0         0                0             0           0 Bank Of America
     227   5350                  0         0                0      (22,329)           0 US Bank
BA   228   5352                  0         0                0             0           0 PNC Bank
     229   5353                  0         0                0             0           0 Fifth Third Bank
BA   230   5354                  0         0                0             0           0 AmSouth Bank
BA   231   5358                  0         0                0             0           0 Farmers & Merchants
BA   232   5360                  0         0                0      (17,748)           0 First Citizens Bank
     233   5362                  0         0                0             0           0 Capital City Bank
     234   5364                  0         0                0             0           0 Bank Of America
     235   5365                  0         0                0             0           0 Bank Of America
     236   5366                  0         0                0             0           0 Branch Bank & Trust
     237   5368                  0         0                0             0           0 Bank Of America
     238   5371                  0         0                0             0           0 Bank Of America
BA   239   5372                  0         0                0             0           0 Bank Of America
     240   5373                  0         0                0             0           0 First National Bank
     241   5374                  0         0                0             0           0 Bank Of America
     242   5375                  0         0                0      (23,204)           0 Bank of Oklahoma
     243   5377                  0         0            1,141             0           0 Fifth Third Bank
     244   5378                  0         0          (1,141)             0           0 AmSouth Bank
     245   5379                  0         0                0      (27,161)           0 US Bank
     246   5382                  0         0                0             0           0 Branch Bank & Trust
     247   5387                  0         0                0      (19,574)           0 Regions Bank
     248   5390                  0         0                0             0           0 Branch Bank & Trust
     249   5391                  0         0                0             0           0 Bank Of America
BA   250   5392                  0         0                0      (31,583)           0 Wachovia Bank
     251   5398                  0         0                0             0           0 Branch Bank & Trust
     252   5399                  0         0                0             0           0 Provident Community Bank
     253   5403                  0         0                0      (27,289)           0 Bank One
     254   5406                  0         0                0             0           0 Peoples Southern Bank
     255   5408                  0         0                0             0           0 First American Bank
BA   256   5409                  0         0            (741)             0           0 Union Planters Bank
     257   5410                  0         0                0             0           0 Bank Of America
     258   5411                  0         0                0             0           0 United National Bank
     259   5413              (300)         0                0             0           0 Bank Of America
     260   5415                  0         0                0      (24,685)           0 Regions Bank
     261   5417                  0      (30)                0             0           0 Bank Of America
BA   262   5419                  0         0                0             0           0 Eagle Bank & Trust/Park Avenue
                                                                                        Bank
     263   5420                  0         0                0             0           0 Bank Of America
     264   5424                  0         0                0             0           0 Longview Bank Trust
     265   5426                  0     (959)                0             0           0 Bank Of America
     266   5428                  0         0                0             0           0 Branch Bank & Trust
     267   5429                  0         0                0             0           0 Bank Of America
     268   5431                  0         0                0             0           0 Peoples Bank
     269   5432                  0         0                0      (17,638)           0 Union Planters Bank
BA   270   5435                  0         0                0             0           0 Bank Of America
     271   5436                  0         0                0             0           0 St Michael's Bank
     272   5437                  0         0                0             0           0 Bank Of America
     273   5438                  0        66                0      (18,450)           0 Bank One
     274   5444                  0         0                0      (23,961)           0 US Bank
     275   5446                  0         0                0             0           0 Local Oklahoma Bank
     276   5447                  0         0                0             0           0 Fifth Third Bank
     277   5448                  0      (70)                0             0           0 Bank Of America
BA   278   5452                  0         0                0             0           0 RCB Bank
     279   5453                  0         0                0             0           0 Wilmington Trust
     280   5455                  0         0                0             0           0 Sun Trust Bank
     281   5456                  0         0                0             0           0 Bank of Glen Burnie
     282   5459                  0         0                0      (33,715)           0 Regions Bank
     283   5460                  0         0                0             0           0 Branch Bank & Trust
     284   5461                  0         0                0             0           0 Bank Of America
BA   285   5462                  0         0                0             0           0 Bank Of America
     286   5464                  0         0                0             0           0 Planters Bank & Trust Co
BA   287   5465                  0         0                0      (15,724)           0 First Citizens Bank
     288   5466                  0         0                0             0           0 First Midwest Bank
     289   5468                  0         0                0             0           0 First Citizens Bank(not linked
                                                                                        to master)
     290   5469                  0         0                0             0           0 Bank Of America
     291   5470                  0         0             (74)             0           0 First National Bank
     292   5472                  0         0                0      (16,068)           0 Bank Of Oklahoma
     293   5474                  0         0                0             0           0 National City Bank
     294   5475                  0         0                0             0           0 Bank Of America
     295   5476                  0         0                0             0           0 Bank Of America
     296   5477                  0         0                0             0           0 Citizens Bank
     297   5479                  0         0                0             0           0 Sun Trust Bank
BA   298   5482                  0         0                0      (27,182)           0 Bank One
     299   5485                  0         0                0             0           0 First National Bank
     300   5488                  0         0                0             0           0 Bank Of America
     301   5490                  0         0                0             0           0 Bank Of America
     302   5491                  0      (40)                0             0           0 Allfirst Bank
     303   5492                  0         0                0             0           0 Commercial Bank
     304   5499                  0         0                0             0           0 County Bank & Trust
     305   5500                  0         0                0             0           0 Carolina First Bank
     306   5502                  0         0                0             0           0 Sun Trust Bank
     307   5503                  0         0                0      (11,619)           0 US Bank
     308   5504                  0         0                0             0           0 Bank Of America
     309   5505                  0         0                0             0           0 Branch Bank & Trust
     310   5506                  0         0                0      (15,379)           0 Wachovia Bank
     311   5507                  0         0                0             0           0 Bank Of America
BA   312   5508                  0         0                0             0           0 Branch Bank & Trust
BA   313   5511                  0         0                0             0           0 Bank Of America
     314   5512                  0         0                0      (27,299)           0 Regions Bank
BA   315   5514                  0         0                0             0           0 Hibernia
     316   5515                  0         0                0             0           0 Home Bank
     317   5518                  0         0                0             0           0 Guaranty Bank
BA   318   5519                  0         0                0             0           0 Main Street Bank
     319   5520                  0         0                0      (37,146)           0 Wachovia Bank
BA   320   5524                  0         0                0             0           0 Planters First
     321   5525                  0         0                0      (27,726)           0 Bank One/ Kentucky
     322   5526                  0         0                0             0           0 Bank Of America
     323   5527                  0         0                0             0           0 Bank of Cleveland
     324   5528                  0         0                0      (23,278)           0 Bank One
     325   5529                  0         0                0      (24,928)           0 Regions Bank
     326   5531                  0         0              136             0           0 Bank Of America
     327   5532                  0         0                0      (30,845)           0 Wachovia Bank
     328   5533                  0         0                0             0           0 AmSouth Bank
     329   5534                  0         0            2,274             0           0 South Trust Bank
     330   5537                  0         0                0      (17,556)           0 US Bank
     331   5539                  0   (2,048)                0             0           0 Sun Trust Bank
     332   5540                  0         0                0             0           0 First National Bank
     333   5541                  0         0                0             0           0 Branch Bank & Trust
     334   5544                  0         0                0             0           0 Citizens State Bank
     335   5545                  0         0                0             0           0 Bancorp South
     336   5546                  0         0                0             0           0 Citizens Bank
     337   5548                  0         0                0             0           0 Bank Of America
     338   5549                  0         0                0             0           0 Branch Bank & Trust
     339   5550                  0         0                0             0           0 Bank Of America
     340   5551                  0         0                0             0           0 Branch Bank & Trust
     341   5553                  0         0                0             0           0 Sun Trust Bank
     342   5554                  0     (446)                0             0           0 Sun Trust Bank
     343   5557                  0         0                0             0           0 Branch Bank & Trust
BA   344   5558                  0         0                0             0           0 Branch Bank & Trust
     345   5559                  0         0                0             0           0 Mountain Heritage
     346   5562                  0         0                0             0           0 Community Trust Bank
     347   5563                  0         0                0             0           0 Franklin Community Bank
     348   5565                  0         0                0             0           0 Bank Of America
     349   5568                  0         0          (1,101)             0           0 Security Service Federal
BA   350   5569                  0         0                0             0           0 Bank Of America
     351   5570                  0   (6,896)                0      (22,402)           0 Wachovia Bank
     352   5571                  0         0                0             0           0 Bank Of America
     353   5573                  0         0                0      (18,987)           0 Wachovia Bank
     354   5574                  0         0                0             0           0 Bank Of America
     355   5575                  0         0                0             0           0 First Citizens Bank(not linked
                                                                                        to master)
BA   356   5576                  0         0                0             0           0 Grand Bank of Texas
     357   5579                  0         0                0      (25,100)           0 Union Planters Bank
BA   358   5581                  0         0                0             0           0 People's Community Bank
     359   5582                  0         0                0             0           0 Hancock Bank
     360   5583                  0         0                0             0           0 Farmers & Merchants Bank and
                                                                                        Trust
     361   5586                  0         0                0             0           0 Bank of Dickson
     362   5587                  0         0                0             0           0 Colonial Bank
     363   5588                  0         0                0             0           0 Sun Trust Bank
     364   5590                  0         0                0      (36,462)           0 Wachovia Bank
     365   5591                  0         0                0             0           0 Commercial Bank & Trust
     366   5592                  0         0                0             0           0 Bank Of America
     367   5593                  0         0                0             0           0 City National Bank
     368   5594                  0         0                0             0           0 First Community Bank
     369   5595                  0         0                0             0           0 United National Bank
     370   5596                  0         0                0      (27,242)           0 Wachovia Bank
     371   5597                  0         0                0             0           0 Capital City Bank
     372   5598                  0         0                0      (21,840)           0 Wachovia Bank
     373   5599                  0         0                0             0           0 Bank Of America
     374   5600                  0         0                0             0           0 AmSouth Bank
     375   5601                  0         0                0             0           0 Bank Of America
     376   5603                  0         0                0             0           0 Sun Trust Bank
     377   5604                  0         0                0             0           0 Colonial Bank
     378   5607                  0         0                0             0           0 Citizens National
BA   379   5613                  0         0                0             0           0 Hibernia
     380   5614                  0         0                0             0           0 Citizens Bank
     381   5615                  0         0                0             0           0 Highlands Communty Bank
     382   5620                  0         0                0             0           0 Bank of York
     383   5622                  0         0                0             0           0 Bank Of America
     384   5623                  0         0                0             0           0 Bank Of America
BA   385   5625                  0     (418)                0             0           0 Bank Of America
     386   5626                  0         0                0             0           0 First Convenience Bank
     387   5627                  0         0                0      (34,370)           0 Regions Bank
     388   5628                  0         0                0             0           0 Jacksonville Savings Bank
     389   5631                  0         0                0             0           0 Bank Of America
BA   390   5632                  0         0                0             0           0 Bank Of America
     391   5635                  0         0                0             0           0 Bank Of America
     392   5637                  0         0                0             0           0 Southern Bank Commerce
     393   5639                  0         0                0             0           0 Simon's Bank
     394   5641                  0         0                0             0           0 Bank Of America
     395   5643                  0         0                0             0           0 Bank Of America
BA   396   5644                  0         0                0      (15,358)           0 Union Planters Bank
     397   5646                  0         0                0             0           0 AmSouth Bank
     398   5647                  0         0                0             0           0 Bank Of America
     399   5649                  0         0                0             0           0 Bank Of America
     400   5650                  0         0                0             0           0 First Volunteer Bank
     401   5651                  0         0            (400)             0           0 Regions Bank
     402   5652                  0         0                0             0           0 Bank Of America
     403   5657                  0         0                0             0           0 Sun Trust Bank
BA   404   5659                  0         0                0             0           0 South Trust Bank
     405   5664                  0         0                0             0    (15,465) Community Bank
     406   5667                  0         0                0             0           0 Bank Of America
     407   5673                  0         0                0             0           0 Hibernia
     408   5675                  0         0                0             0           0 Bank Of America
     409   5679                  0         0                0             0           0 Traditional Federal Bank
     410   5680                  0         0                0             0           0 First National Bank
     411   5681                  0         0                0             0           0 Community Bank and Trust
     412   5684                  0         0                0             0      15,465 Bank Of America
     413   5685                  0         0                0             0           0 Bank Of America
     414   5687                  0         0                0             0           0 Bank Of America
     415   5688                  0         0                0             0           0 Colonial Bank
     416   5690              (309)         0                0             0           0 Medical Community Credit
     417   5696                  0         0                0       (7,227)           0 Union Planters Bank
     418   5698                  0         0                0             0           0 Branch Bank & Trust
     419   5708                  0         0                0             0           0 National City Bank
     420   5710                  0         0                0             0           0 Community Trust Bank
     421   5713                  0         0                0             0           0 Merchants & Farmers Bank
     422   5720                  0         0                0             0           0 Bank Of America
     423   5724                  0         0                0             0           0 Bank Of America
     424   5725                  0         0                0             0           0 Bank Of America
     425   5726               (82)         0                0             0           0 Bank Of America
     426   5727                  0         0                0      (10,884)           0 wachovia Bank
     427   5730                  0         0                0             0           0 Bank Of America
BA   428   5736                  0         0                0             0           0 Hibernia
BA   429   5737                  0         0                0             0           0 Local Oklahoma Bank
     430   5741                  0         0                0      (14,571)           0 First Citizens Bank
     431   5743                  0         0              867             0           0 Whitaker Bank
     432   5745                  0         0                0             0           0 Peoples National Bank
     433   5746                  0         0                0             0           0 First National Bank
     434   5747                  0         0                0             0           0 Southside Bank
     435   5751                  0         0                0             0           0 Fifth Third Bank
     436   5756                  0         0                0      (17,322)           0 Wachovia Bank
     437   5757                  0         0                0             0           0 Bank Of America
     438   5761                  0         0                0             0           0 Jackson County Bank
     439   5762                  0         0                0      (25,554)           0 Regions Bank
     440   5764                  0         0              400             0           0 Bank One
     441   5767                  0         0                0             0           0 Bank Of America
BA   442   5772                  0         0                0             0           0 National City Bank
     443   5773                  0         0                0             0           0 Bank Of America
BA   444   5774                  0         0                0             0           0 Branch Bank & Trust
     445   5776                  0         0                0             0           0 United Bank
     446   5777                  0         0                0             0           0 Bank Of America
     447   5779                  0         0                0             0           0 Bank Of America
     448   5780                  0         0                0             0           0 Trustmark National Bank
     449   5782                  0         0                0             0           0 Compass Bank
     450   5784                  0         0                0             0           0 Wilmington Trust
     451   5786                  0         0                0             0           0 Central Bank & Trust
     452   5787                  0         0                0             0           0 Bank Of America
     453   5788                  0         0                0             0           0 Bank Of America
     454   5789                  0         0                0             0           0 Heritage Bank
BA   455   5790                  0         0                0             0           0 First National Bank
     456   5793                  0         0                0             0           0 South Trust Bank
BA   457   5794                  0         0                0             0           0 National City Bank
     458   5796                  0         0                0             0           0 Bank Of America
BA   459   5797                  0         0                0             0           0 National City BAnk
     460   5798                  0         0                0      (29,126)           0 Wachovia Bank
     461   5799                  0         0                0             0           0 Bank Of America
BA   462   5801                  0         0                0             0           0 First Bank Shelbyville
     463   5802                  0         0                0         3,031           0 National City Bank
BA   464   5804                  0         0                0             0           0 Bank Of America
     465   5805                  0         0                0             0           0 Branch Bank & Trust
     466   5807                  0         0                0             0           0 Cumberland Bank
     467   5809                  0         0                0             0           0 First Trust & Savings Bank
     468   5814                  0         0                0             0           0 Branch Bank & Trust
     469   5815                  0         0                0             0           0 Bank Of America
     470   5816                  0         0                0             0           0 Colonial Bank
     471   5818                  0         0                0             0           0 Red River Emp. Federal Credit
     472   5819                  0   (1,113)                0             0           0 First American Bank
     473   5821                  0         0                0             0           0 Branch Bank & Trust
     474   5822                  0         0                0             0           0 Sun Trust Bank
     475   5828                  0         0                0             0           0 Bank Of America
     476   5829                  0         0                0             0           0 Bank Of America
     477   5833                  0         0                0             0           0 Bank Of America
     478   5834                  0         0              116             0           0 Branch Bank & Trust
     479   5835                  0         0                0             0           0 Cumberland Valley National Bank
     480   5837                  0         0                0             0           0 City National Bank
     481   5838                  0         0                0             0           0 Branch Bank & Trust
     482   5839                  0         0                0             0           0 Community Bank
BA   483   5845                  0         0                0             0           0 Del Rio National Bank
     484   5848                  0         0                0             0           0 Arvest
     485   5852                  0         0                0             0           0 Union Bank
     486   5853                  0         0                0             0           0 Fifth Third Bank
     487   5854                  0         0                0             0           0 Bank Of America
     488   5857                  0         0                0             0           0 Trustmark National Bank
     489   5858                  0         0                0             0           0 Northwest Georgia Bank
     490   5859                  0         0                0             0           0 South Trust Bank
     491   5863                  0         0                0             0           0 Union Federal
     492   5865                  0         0                0             0           0 AmSouth Bank
     493   5871                  0         0                0             0           0 International Bank of Commerce
BA   494   5873                  0         0                0             0           0 National Bank of Commerce
BA   495   5875                  0         0                0             0           0 Central Kentucky Fed Savings
BA   496   5877                  0         0                0             0           0 Bank Of America
     497   5879                  0         0                0             0           0 Huntington Bank
     498   5880                  0         0                0             0           0 Branch Bank & Trust
     499   5881                  0         0                0      (12,463)           0 US Bank
BA   500   5884                  0         0                0             0           0 Bank Of America
BA   501   5887                  0         0                0             0           0 The Home Bank
     502   5888                  0         0                0             0           0 Bank Of America
BA   503   5891                  0         0                0             0           0 First Mexia Bank
     504   5892                  0         0                0             0           0 Sumpter Bank & Trust
     505   5893                  0         0                0             0           0 Colony Bank Southeast
     506   5895                  0         0                0             0           0 Integra Bank
BA   507   5896                  0         0                0      (32,016)           0 US Bank
BA   508   5899                  0         0                0      (27,158)           0 Regions Bank
     509   5999                  0         0                0             0           0
     510   3000                  0         0                0        39,271           0 Bank Of Oklahoma
BA   511   3006                  0         0                0       208,463           0 Bank One
BA   512   3008                  0         0                0       402,572           0 Regions Bank
     513   3013              (671)        30                0       213,752           0 First Citizens
     514   3014                  0         0                0       195,472           0 US Bank
BA   515   3015                  0         0                0        65,323           0 Union Planters Bank
     516   3017                  0         0                0       535,005           0 Wachovia Bank
                                                                                      0
                           (1,849)  (21,633)          (2,478)         2,931           0























The following disbursements were paid in cash (do not include items reported as Petty Cash on Attachment 4D. (__ Check here if cash disbursements were authorized by United States Trustee)

None


Transfers Between Debtor in Possession Accounts
"Total Amount of Outstanding Checks and other debits" listed above, includes:
                                   0.00 Transferred to Payroll Account
                                   0.00 Transferred to Tax Account
                           8,829,845.00 Transferred to Citi Concentration Account
                           4,289,998.47 Transferred to BoA Concentration Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending
Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)


                                  ATTACHMENT 4
                                  ------------

            MONTHLY SUMMARY OF BANK ACTIVITY - CONCENTRATION ACCOUNT
            --------------------------------------------------------

Name of Debtor:                 Friedman's Inc.            Case Number: 05-40129

Reporting Period beginning      July 3, 2005 and ending           July 30, 2005

Purpose of Account           To concentrate daily deposits prior to debt paydown
                             ---------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.

==================================================================================================================================

                                                          Friedman's Inc.
                                         Bank of America Concentrated Account # 102243608
                                                        GL Acct # 5999.1016
                                                           July 30, 2005


Beginning G/L Balance                                                                                               241,391.00
                                                                               GL correction                             (0.18)
ACH Transfers
TFR Transfers                                                                                                     4,289,998.47
Act CM BC MC/Visa/Amex/Disc                                                                                       5,248,388.89
Act CM BC MC/Visa/Amex/Disc for 5993 bked in error                                                                 (336,567.64)
Special Deposits                                                                                                    186,405.88
Credit batches reclasses
Collection Deposits                                                                                               2,065,036.23
Crescent Jewelers Service fee                                                                                        70,000.00
ACH Reversals-Corr ACH Rev JUN bked 2x
Fund AP/PR/SALES Tax
LOC Advances
Cougar Insurance Refund
Overnight Investment Interest earned
Certegy Payready redeposits                                                                                          17,081.65
Reclass & Corp acct adj                                                                                              14,568.79
Exp unresolved credit batches -Reversing                                                                            262,000.00
Exp unresolved credit batches -Reversing                                                                            262,000.00
Loan Fees reimbursed by BOA                                                                                          80,736.60

Income Tax Payments
ACH Reversals
IBM Maint Agreement                                                                                                 (99,376.41)
Returned Check                                                                                                      (51,775.33)
Certegy returned ach                                                                                                (10,062.91)
Ach debit by Certegy for fees                                                                                        (2,683.24)
Transfer to Master Disbursement                                                                                 (11,213,000.00)
Reclass Credit batches                                                                                             (257,901.39)
Conc Acct Ser Charge                                                                                                (37,743.76)
HO terminal disc/chgbck/trans                                                                                          (286.24)
HO terminal disc/chgbck/trans                                                                                          (255.73)
HO terminal disc/chgbck/trans                                                                                          (161.57)
HO terminal disc/chgbck/trans                                                                                        (9,061.23)
HO terminal disc/chgbck/trans                                                                                           (34.41)
Reclass Zon Equip Purchases                                                                                          (1,674.42)

                                                                                                         ----------------------
Ending G/L Balance                                                                                                  717,023.05
                                                                                                         ----------------------

July Variances
Reverse Bankcard Transfer bked to 5993                                                                               336567.64
Correct payready redeposit amt bked June was really a deposit for b83602                                             (1518.67)
Certegy Payready redeposits                                                                                            5272.01

Reclass credit batch bkd 2x B82263 04/12/05  5999.5509                                                                 3858.34
Reclass credit batch bkd 2x B83676 07/07/05  5999.5509                                                                   86.40
Reclass credit batch B83704  07/08/05  5999.6052                                                                     (7571.18)
Reclass credit batch B83708  07/08/05  5999.6052                                                                      (278.23)
Reclass credit batch B83716  07/11/05  5999.6052                                                                      (682.31)
Reclass credit batch B83708  07/08/05  5999.6052                                                                      (466.90)
Reclass credit batch B83745  07/13/05  5999.6052                                                                     (1575.23)
Reclass credit batch B83745  07/13/05  5993.5509                                                                       4489.73
Reclass credit batch B83866  07/20/05  5999.6052                                                                      (699.42)
Reclass credit batch B83869  07/20/05  5999.6052                                                                      (400.00)
Reclass credit batch B83870  07/20/05  5999.6052                                                                     (5369.21)
Reclass credit batch B83886  07/21/05  5999.6052                                                                     (2015.65)
Reclass credit batch B83919  07/21/05  5999.6052                                                                      (685.26)
Reclass credit batch B83940  07/25/05  5999.6052                                                                     (1711.81)
HO terminal disc/chgbck/trans                                                                                         (108.92)
Reclass Moneygram batch 83643 (new tranx type feeds to cc.1146, but shb 5999.1016)                                      107.49
Reclass Moneygram batch 83739 (new tranx type feeds to cc.1146, but shb 5999.1016)                                      382.00
Reclass Moneygram batch 83753 (new tranx type feeds to cc.1146, but shb 5999.1016)                                      115.25
Reclass Moneygram batch 83795 (new tranx type feeds to cc.1146, but shb 5999.1016)                                      477.34
Reclass Moneygram batch 83616, 83617, 83618 (new tranx type feeds to cc.1146, but shb 5999.1016)                       1031.41
Unreconciled variance from credit transactions                                                                         6202.21

                                                                                                         -----------------------
Reconciled balance                                                                                                1,052,530.08
                                                                                                         ======================

==================================================================================================================================


[table continued]
==================================================================================================================================


                                                          Friedman's Inc.
                                         Bank of America Concentrated Account # 102243608
                                                        GL Acct # 5999.1016
                                                           July 30, 2005
                                                           (Continued)



Beginning G/L Balance                                                            End Bank Balance               319,215.19

ACH Transfers                                                                    Collections in Transit         742,376.12
TFR Transfers
Act CM BC MC/Visa/Amex/Disc
Act CM BC MC/Visa/Amex/Disc for 5993 bked in error                               BofA bankcard fee               (9,061.23)
Special Deposits                                                                       in Transit
Credit batches reclasses
Collection Deposits
Crescent Jewelers Service fee
ACH Reversals-Corr ACH Rev JUN bked 2x
Fund AP/PR/SALES Tax
LOC Advances
Cougar Insurance Refund
Overnight Investment Interest earned
Certegy Payready redeposits
Reclass & Corp acct adj
Exp unresolved credit batches -Reversing
Exp unresolved credit batches -Reversing
Loan Fees reimbursed by BOA

Income Tax Payments
ACH Reversals
IBM Maint Agreement
Returned Check
Certegy returned ach
Ach debit by Certegy for fees
Transfer to Master Disbursement
Reclass Credit batches
Conc Acct Ser Charge
HO terminal disc/chgbck/trans
HO terminal disc/chgbck/trans
HO terminal disc/chgbck/trans
HO terminal disc/chgbck/trans
HO terminal disc/chgbck/trans
Reclass Zon Equip Purchases

                                                                                                           -------------------
Ending G/L Balance                                                               Ending Bank Bal                1,052,530.08
                                                                                                           -------------------

July Variances
Reverse Bankcard Transfer bked to 5993
Correct payready redeposit amt bked June was really a deposit for b83602
Certegy Payready redeposits

Reclass credit batch bkd 2x B82263 04/12/05  5999.5509
Reclass credit batch bkd 2x B83676 07/07/05  5999.5509
Reclass credit batch B83704  07/08/05  5999.6052
Reclass credit batch B83708  07/08/05  5999.6052
Reclass credit batch B83716  07/11/05  5999.6052
Reclass credit batch B83708  07/08/05  5999.6052
Reclass credit batch B83745  07/13/05  5999.6052
Reclass credit batch B83745  07/13/05  5993.5509
Reclass credit batch B83866  07/20/05  5999.6052
Reclass credit batch B83869  07/20/05  5999.6052
Reclass credit batch B83870  07/20/05  5999.6052
Reclass credit batch B83886  07/21/05  5999.6052
Reclass credit batch B83919  07/21/05  5999.6052
Reclass credit batch B83940  07/25/05  5999.6052
HO terminal disc/chgbck/trans
Reclass Moneygram batch 83643 (new tranx type
  feeds to cc.1146, but shb 5999.1016)
Reclass Moneygram batch 83739 (new tranx type
  feeds to cc.1146, but shb 5999.1016)
Reclass Moneygram batch 83753 (new tranx type
  feeds to cc.1146, but shb 5999.1016)
Reclass Moneygram batch 83795 (new tranx type
  feeds to cc.1146, but shb 5999.1016)
Reclass Moneygram batch 83616, 83617, 83618
  (new tranx type feeds to cc.1146, but shb 5999.1016)
Unreconciled variance from credit transactions


Reconciled balance


==================================================================================================================================



** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                                    Reason for
           Date         Amt         Payee         Purpose          Disbursement
           ----         ---         -----         -------          ------------

None



                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                           Transferred to Store deposits Account
                             11,213,000.00 Transferred to Master Disbursement

                        --------------------
                            $11,213,000.00
                        ===================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - MASTER DISBURSEMENT ACCOUNT
         --------------------------------------------------------------


Name of Debtor:              Friedman's Inc.    Case Number:          05-40129
                             ---------------                          --------

Reporting Period beginning    July 3, 2005      and ending       July 30, 2005
                              ------------                       -------------

Purpose of Account     To receive line of credit fundings and issue payment
                       of wire transfers
                       ----------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.


====================================================================================================================

                                Friedman's Inc.
                 Master Disbursement Account-Acct # 3272823008
                              GL Acct # 5999.1014
                                 July 30, 2005

Beginning G/L Balance                                             514,350.62      Ending Bank Balance    152,920.69

Transfer from Conc acct                                        11,213,000.00

Citibank N. A. (Medium Term Finance) LOC advance                9,300,000.00

Expense reimbursements from Gordon Bros.                        1,747,913.00

Transfer from BofA store account                                    1,258.09

Wachovia 401k                                                     (42,408.24)
Wire out Wise (Postage)                                           (76,000.00)
Wire to Cougar
American Bankers                                                 (101,691.27)
Sailair Travel                                                    (30,000.00)
Gordon Brothers Retail
Allen Edward                                                      (22,035.32)
Kurtzman Carson Consultant                                       (184,826.65)
Barbara Woodworth                                                  (1,000.00)
Meristar Hotel Lessee Inc.                                         (6,000.00)
Citibank N. A. (Medium Term Finance) LOC payments              (1,600,000.00)
Citibank N. A. (Medium Term Finance) LOC interest payment

Fund disbursement accounts
PR cash Account                                                (8,437,850.99)
AP Cash Account                                               (10,321,029.59)
Sales Tax Fiduciary Account                                    (1,527,249.90)
Health Insurance Account                                         (273,509.06)
                                                             ----------------
                                                                 (361,429.93)
                                                             ----------------                         --------------
Ending GL Balance                                                 152,920.69      Ending Bank Balance    152,920.69
                                                             ----------------                         --------------

                                                             ----------------
Reconciled balance                                                152,920.69
====================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                                 Reason for
            Date        Amount       Payee        Purpose        Disbursement
            ----        ------       -----        -------        ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                $   8,437,850.99 Transferred to Payroll Account
                                $     361,429.93 Transferred to Health Ins Acct
                                $   1,527,249.90 Transferred to Sales Tax Fiduciary Acct
                                $           0.00 Transferred to Store depository
                                $           0.00 Transferred to Citi Operating Acct
                                            0.00 Transferred to Concentration Operating Acct
                                $  10,321,029.59 Transferred to Accounts payable Acct
                                $           0.00 Transferred to Standstill Escrow Acct
                                $           0.00 Transferred to FJ Fiduciary Acct
                                $           0.00 Transferred to Friedman's Management Acct
                                $           0.00 Transferred to Concentration Acct
                                  --------------
                                   20,647,560.41
                                  ==============

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)


                                  ATTACHMENT 4
                                  ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - ACCOUNTS PAYABLE ACCOUNT
          -----------------------------------------------------------

Name of Debtor:               Friedman's Inc.     Case Number:         05-40129
                              ---------------                          --------

Reporting Period beginning    July 3, 2005        and ending      July 30, 2005
                              ------------                        -------------

Purpose of Account     To pay all merchandise and expense vendors
                       (non wire transfer)
                       ------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


=========================================================================================================

                                 Friedman's Inc
                Accounts Payable Disbursement-Acct # 3299831844
                              GL Acct # 5999.1018
                                 July 30, 2005


GL Balance                                   (3,632,927.39)       Ending Bank Balance         20,000.00

      Funding account transfers              10,321,029.59        OS checks               (3,780,525.77)
Issued checks
                     Advertising Total         (519,973.62)
                        Attorney Total
                         Benefit Total         (143,958.32)
              Benefit-relocation Total
                Capital Expenses Total         (160,008.45)
                      Chapter 11 Total       (3,386,437.86)
               Credit/Collection Total         (154,455.59)
                         Frieght Total         (108,247.47)
                   Miscellaneous Total       (1,203,023.00)
      Miscellaneous-board travel Total
                           Merch Total       (1,042,408.09)
            MiscellaneousPayroll Total
                        Mortgage Total
                 Ordinary Course Total          (58,018.39)
              Other Professional Total
               Payroll-incentive Total
                Customer refunds Total         (235,638.04)
       Customer refunds-reissues Total
                            Rent Total       (2,079,515.47)
                  Jewelry Repair Total         (623,885.20)
         Jewelry Repair-reissues Total
                             Tax Total         (174,685.52)
                    Tax-reissues Total
                          Travel Total         (129,830.68)
                 Travel-reissues Total
                         Utility Total         (449,353.14)
                   Utility-capex Total
Voided checks
                    Advertising Total
                        Benefit Total
              Credit/Collection Total             2,723.20
                        Frieght Total               503.05
                  Miscellaneous Total
                          Merch Total
               Customer refunds Total             5,336.81
      Customer refunds-reissues Total
                           Rent Total             5,829.78
                 Jewelry Repair Total
        Jewelry Repair-reissues Total
                            Tax Total
                  Tax -reissues Total
                         Travel Total             1,710.17
                Travel-reissues Total
                        Utility Total             4,988.07

Mbatey ck by phn utility   627863                   (11.00)
      4/20/2005- fee for py
Check errors-cleared check variance
                           635421                   (18.00)

WO dupl payment issue-CM error. Stop payment
"failed" because item previously cleared 616383    (140.71)

WO dupl payment issue-AP error. AP inadvertently
                  voided cleared check 607231      (110.00)

                                             (9,928,653.85)
                                            ------------------                          -----------------
Ending G/L Balance                           (3,760,525.27)       Ending Bank Balance     (3,760,525.77)
                                            ------------------                          =================

Over/Short variances
                           645060                    (0.50)
                                           ------------------
Reconciled Balance                           (3,760,525.77)
                                           ==================

=========================================================================================================
** If Closing Balance is negative, provide explanation
   The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.


The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                                  Reason for
          Date        Amount      Payee         Purpose          Disbursement
          ----        ------      -----         -------          ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                ATTACHMENT 4
                                ------------

              MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT
              --------------------------------------------------

Name of Debtor:               Friedman's Inc.     Case Number:   05-40129
                              ---------------                    --------

Reporting Period beginning    July 3, 2005        and ending     July 30, 2005
                                                  ------------   -------------

Purpose of Account            To book payroll disbursements
                              -----------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.



====================================================================================================================

                                Friedman's Inc
                    Payroll Cash Account- Acct # 3299831836
                              GL Acct # 5999.1011
                                 July 30, 2005


Beginning G/L Balance                   (1,624,706.84)                  Ending Bank Balance                   1,940,498.46

Funding account transfers                8,437,850.99
                                                                        CURRENT O/S CHECKS                   (2,054,022.67)
W/T - 3HB - PPE 07/2/05 PD 07/15/05
Checks Issued                             (149,540.82)                  Returned Direct Deposit                  1,015.54
Direct Deposits                           (164,282.37)                  from 012905.
Wage Garnishments                             (409.83)
Taxes                                     (134,909.60)                  ADP check reversals transit
              Manual check run totals       (1,714.51)                                       38310                    2.53
                                                                                             38310                  281.89

W/T - J75 - PPE 07/2/05 PD 07/15/05                                                          38324                  246.24
                        Checks Issued   (1,420,574.29)                                       38324                 (281.89)
                      Direct Deposits     (348,019.91)
                    Wage Garnishments       (8,299.57)
                                Taxes     (648,907.93)
              Manual check run totals      (20,907.31)

W/T - 3HB - PPE 07/16/05 PD 07/29/05
                        Checks Issued     (207,668.26)
                      Direct Deposits     (209,304.60)
                    Wage Garnishments         (409.83)
                                Taxes     (194,325.57)
              Manual check run totals         (790.81)

W/T - J75 - PPE 07/16/05 PD 07/29/05
                        Checks Issued   (1,915,270.28)
                      Direct Deposits     (432,573.91)
                    Wage Garnishments      (10,750.21)
                                Taxes   (1,033,290.16)
              Manual check run totals       (4,019.01)

                      Check variances
                             30133904          (20.00)
                             30138948          (20.00)
                             30142136            0.01

Direct deposit j75 06/15/05                  2,416.81
          Direct deposit 3hb 06/15/05           68.18
          Direct deposit j75 07/13/05          772.61

EFF DATE: 050520;INDN:FRIEDMANS INC            803.06
 J75 & 3HB - PPE 05/21/05 PD 06/03/05         (945.93)
                Record ADP Tax Adjust          (21.77)
  J75 & 3HB - PPE 04/23/05 PD 05/6/05       (4,768.56)
                                             ----------
                                        (6,907,684.37)

                                           -----------
Ending G/L Balance                         (94,540.22)                          Ending Bank Balance            (112,259.90)
                                           -----------

Apr variances
Wage garnishment variances
J75 & 3HB PE 03/26/05 PD 04/08/05                6.28

May variances
Manual checks not in GL   51860               (718.21)

Reclass to 5999.2090- is actually          (16,084.96)
a travel expense reimburse

June variances
check cleared not issued 210865672            (456.44)

Manual checks not in GL
                          51953               (505.12)
July variances
check variances
                             30142251           36.00
                             30141889           27.00
Manual checks not in GL
                      52111  07/29/05          (25.43)

Tax variance                                     1.20

                                          ============
Reconciled Balance                        (112,259.90)
                                          ============


===========================================================================================================================


** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                                   Reason for
      Date       Amount           Payee            Purpose        Disbursement
      ----       ------           -----            -------        ------------

None


TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - HEALTH INSURANCE ACCOUNT
          -----------------------------------------------------------

Name of Debtor:              Friedman's Inc.     Case Number:    05-40129
                             ---------------                     --------

Reporting Period beginning   July 3, 2005        and ending      July 30, 2005
                             ------------                        -------------

Purpose of Account           To book employee benefit reimbursements
                             ---------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


==========================================================================================================================
                                Friedman's Inc.
         Group Health Insurance Disbursement Account-Acct # 3268596048
                              GL Acct # 5999.1013
                                 July 30, 2005


Begin G/L Balance                      (82,596.18)              Ending Bank Balance                          -

Funding account transfers              273,509.06               Outstanding checks                  (93,921.74)

Checks issued 07/07/05                 (51,630.95)
Checks issued 07/14/05                 (67,927.97)
Checks issued 07/21/05                 (34,768.99)
Checks issued 07/28/05                 (64,703.33)

Manual checks
27198  07/27/05                        (26,235.94)
26892  07/25/05                           (825.00)
26703  07/14/05                        (22,668.14)
26309  07/05/05                           (866.00)


                                       -----------                                                  -----------
End G/L Balance                        (78,713.44)              Ending Bank Balance                 (93,921.74)
                                       -----------                                                  ===========

Reconciling Items
July variances
                          26850              0.90)

Provider reimb due to overpayment
                 10182 04/25/05        (14,934.60)
                 17571 04/25/05            (62.40)
                 22046 04/25/05            (20.00)
                 21435 05/03/05           (190.40)

                                       ===========
Reconciled                             (93,921.74)
                                       ===========

==========================================================================================================================



** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                           Reason for
        Date      Amount       Payee        Purpose       Disbursement
        ----      ------       -----        -------       ------------

None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

        MONTHLY SUMMARY OF BANK ACTIVITY - SALES TAX FIDUCIARY ACCOUNT
        --------------------------------------------------------------

Name of Debtor:                Friedman's Inc.    Case Number:   05-40129
                               ---------------                   --------

Reporting Period beginning     July 3, 2005       and ending     July 30, 2005
                               ------------                      -------------

Purpose of Account             To book EFT payments for sales tax
                               ----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


===========================================================================================================================
                                Friedman's Inc
                     Sales Tax Fiduciary Acct-003268596048
                              GL Acct # 5999.1021
                                 July 30, 2005

Beginning G/L Balance                          1,491.84          Ending Bank Balance                       1,491.84

Funding from Master disbursement           1,527,249.90          EFT in transit

Sales Tax EFT's                                                  DE G/R Tx for 6/05                         (456.00)
AL local tx for 6/05 eft 7/05                 (9,109.05)         Overstated est tx pd for 12/04           (1,141.69)
AL Stx for 6/05 EFT 7/05                     (27,548.55)
AL Utx for 6/05 eft 7/05                        (118.09)
AR Est S&U tx for 7/05 eft                   (14,267.00)
AR Est S&U Tx for 7/05 eft                   (24,200.00)
AR S&U Tax Lia 6/05 EFT 7/05                 (20,095.00)
DE G/R Tx for 6/05                              (456.00)
FL Doc Stp for 6/05 EFT 7/05                  (6,531.35)
FL S&U tx lia for 6/05 eft 7/0              (225,470.68)
GA FI S&U Tx for 6/05 EFT 7/05              (276,399.49)
GA HO UTx Pd for 6/05 EFT 7/05               (33,048.68)
IN S&U Tx for 6/05 pd 7/06                   (68,552.44)
KY S&U Tx pd 6/05 eft 7/05                   (64,581.67)
LA S&U tx for 6/05 eft 7/05                  (55,522.00)
MD S&U Lia for 6/05 EFT 7/05                 (25,671.78)
NC Est S&U Tax 7/05 paid 7/05                (46,048.71)
NC S&U Tx Lia for 6/05 pd 7/05               (90,862.91)
OH stx est for 7/05 eft 7/25/0                (3,524.68)
OH Stx est for 7/05 pd 7/15/05                (3,524.68)
OH Stx for 6/05 eft 7/05                      (5,207.96)
OK Est Stx for 7/05 eft 7/05                  (3,700.54)
OK stx lia for 6/05 eft 7/05                 (10,005.29)
Overstated est tx pd for 12/04                (1,141.69)
SC S&U Tax Lia for 6/05 EFT 7               (114,126.00)
TN S&U tx for 6/05 pd 7/05                  (161,344.00)
TX S&U tx lia for 6/05 eft 7/0              (203,973.77)
VA S&U Tx Pd for 6/05 EFT 7/05                (7,890.00)
WV Stx Pd for 6/05 eft 7/05                  (25,813.39)
WV UTx Lia for 6/05 EFT 7/05                    (112.19)
                                          (1,528,847.59)
                                          --------------                                                    --------
Ending G/L Balance                              (105.85)         Ending Bank Balance                        (105.85)
                                          --------------                                                    ========

                                          ==============
Reconciled                                      (105.85)
                                          ==============

===========================================================================================================================




** If Closing Balance is negative, provide explanation

    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)
                                                        Reason for
          Date      Amount     Payee      Purpose      Disbursement
          ----      ------     -----      -------      ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

                         MONTHLY SUMMARY OF STORE CASH
                         -----------------------------


Name of Debtor:              Friedman's Inc.  Case Number:   05-40129
                             ---------------                 --------

Reporting Period beginning   July 3, 2005     and ending     July 30, 2005
                             ------------                    -------------

Purpose of Account                Cash in store cash registers
                                  ----------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.



==========================================================================================================================
                               Register Summary
                                                         Cash
     Store             Number of          Number of       Per
     Count          Registers/Store       Registers    Register           Store Cash
     -----          ---------------       ---------    --------          -----------
       440                2                  880        $200.00          $176,000.00
        32                3                   96        $200.00           $19,200.00
         3                4                   12        $200.00            $2,400.00

                                          ---------                      -----------
                                             988                         $197,600.00
                                          =========                      ===========

                             Register Rollforward

   Number of registers at beginning of period                                    986
   Additions                                                                       2
   Reductions
                                                                         -----------
   Number of registers at end of period                                          988
                                                                         ===========

==========================================================================================================================



** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

                                                         Reason for
    Date      Amount       Payee        Purpose          Disbursement
    ----      ------       -----        -------          ------------


As is typical for retailers, the debtor uses the store petty cash fund to make change for purchases and to issue cash refunds in certain circumstances. It is not practicable to list out each such individual disbursement in this section.



         TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

        MONTHLY SUMMARY OF BANK ACTIVITY - HOME OFFICE EXPENSE ACCOUNT
        --------------------------------------------------------------

Name of Debtor:                Friedman's Inc.    Case Number:   05-40129
                               ---------------                   --------

Reporting Period beginning     July 3, 2005       and ending     July 30, 2005
                               ------------                      -------------

Purpose of Account             Misc corporate office disbursements
                               -----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.



=================================================================================================================

                                                  Friedman's Inc.
                                      HO Expense Account-Acct # 0001500518236
                                                GL Acct # 5999.1030
                                                   July 30, 2005


Beg G/L Bal                               4,557.01                    Ending Bank Balance               2,900.29

04/29/05 Back up withholding                  4.31                    Outstanding checks                  (49.23)
05/31/05 Rev entry for Interest             (15.93)
05/31/05 Back up withholding                  4.46                    LIPS                                (18.26)
                                                                      SAV.CAR WASH                        (19.99)
Bank fee 0605                               (12.93)

Rev Apr thru May checks prev recorded - have now                      LIPS                                 58.57
             been recorded in AP                                      LIPS                                (24.80)
2168 Walmart                                 36.36                    BANK FEES                           (27.38)
2170 Walmart                                 17.26                    ARBY'S                              (30.15)
2171 Chic-Fil-A                             147.27
2169 Wright Square-Mar                      210.75
2172 Cheryl Crumely-supplies                 28.47                    HO expense reimb -                3,154.27
2173 Wright Square-lunch                    165.92                    Deposit in Transit
2174 Wright Square-lunch                    271.00
2175 Cheryl Crumely-supplies                 12.18
2176 Margaret Murphy-supplies                32.57
2177 PC cash drawer replenish               150.00
2179 LIP'S                                   34.56
2180 Ruby Tuesday's                         139.97
2182 Quizno's                                58.99
                                      -------------
                                           1285.21

                                      -------------                                                --------------
End G/L Bal                               5,842.22                    Ending Balance                    5,826.18
                                      -------------                                                ==============

Bank fee 0705                               (16.04)

                                      ------------
Reconciled                                5,826.18
                                      ============

=================================================================================================================



** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

        Date
        ----

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4
                                 ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - STANDSTILL ESCROW ACCOUNT
         ------------------------------------------------------------

Name of Debtor:                Friedman's Inc.   Case Number:   05-40129
                               ---------------                  --------

Reporting Period beginning     July 3, 2005      and ending     July 30, 2005
                               ------------                     -------------

Purpose of Account   To deposit funds in escrow pending resolution of accounts
                     payable differences
                     ---------------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by The United States Trustee


==============================================================================
                                Friedman's Inc.
                  Vendor Escrow Account-Acct # 2000026166544
                              GL Acct # 5999.1050
                                 July 30, 2005

Beginning G/L Balance     573,515.08       Ending Bank Balance     573,515.08

                      --------------                            -------------
Ending G/L Balance        573,515.08       Ending Balance          573,515.08
                      ==============                            =============

Reconciled Balance        573,515.08
==============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized United States Trustee)

             Date
             ----
None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4
                                 ------------

            MONTHLY SUMMARY OF BANK ACTIVITY - FJ FIDUCIARY ACCOUNT
            -------------------------------------------------------

Name of Debtor:               Friedman's Inc.     Case Number:   05-40129
                              ---------------                    --------

Reporting Period beginning    July 3, 2005        and ending     July 30, 2005
                              ------------                       -------------

Purpose of Account            Administrative

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


==================================================================================================================
                                Friedman's Inc
                     FJ Fiduciary Account- Acct # 13285489
                              GL Acct # 5999.1061
                                 July 30, 2005

Begin GL  Balance                                 13,895.54      Ending Bank Balance               18,783.67
Reclass from 1030 04/29/2005                          (4.31)
                Back up with holding
Reclass from 1030 05/31/05 Interest earned            15.93
Reclass from 1030 05/31/2005                          (4.46)
                Back up with holding
06/30/05 Interest earned                              15.43
06/30/05 Back up with holding                         (4.31)

                                                                                              --------------
                                                                                                   18,783.67
                                                                                              ==============
Reconcile GL
Corr 1004 entry to reverse restatement entries     4,858.36
Was bked wrong way

                                              --------------
End GL Balance                                    18,772.18
                                              --------------

07/31/05 Interest earned                              15.95
07/31/05 Back up with holding                         (4.46)

                                              --------------
Reconciled Balance                                18,783.67
                                              ==============

==================================================================================================================



** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

            Date
            ----
None

               TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS "Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4

      MONTHLY SUMMARY OF BANK ACTIVITY - CITIGROUP CONCENTRATION ACCOUNT

Name of Debtor:                Friedman's Inc.   Case Number:    05-40129
                               ---------------                   --------

Reporting Period beginning     July 3, 2005      and ending      July 30, 2005
                               ------------                      -------------

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


==============================================================================
                                Friedman's Inc
                  Citi Concentration Account- Acct # 30597768
                              GL Acct # 5999.1003
                                 July 30, 2005

Begin GL  Balance                  (15,862.00)      Ending Bank Balance

Ach Transfers                    8,829,845.00
LOC Payments                    (8,703,350.00)
Ach Reversals                     (111,248.00)
                                                                       ------
                                                   Ending Bank Balance  0.00
                                                                       ======
End GL Balance               -----------------
                                      (615.00)
                             -----------------

Reclass to loan account Citibank       615.00
bank fees to be debited
  from account 072205

Reconciled Balance           -----------------
                                        (0.00)
==============================================================================


** If Closing Balance is negative, provide explanation

Balance caused by timing issue, bank fees will be debited from another account


The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

             Date
             ----
None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 5
                                 ------------

                    CHECK REGISTER - CONCENTRATION ACCOUNT
                    --------------------------------------

Name of Debtor:                Friedman's Inc.   Case Number:    05-40129
                               ---------------                   --------

Reporting Period beginning     July 3, 2005      and ending      July 30, 2005
                               ------------                      -------------

Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

        Check
 Date   Number    Payee                                   Purpose     Amount
 ----   ------   ------                                   -------     ------
                 IBM Maint Agreement                                99,376.41
                 Certegy returned ach                               10,062.91
                 Ach debit by Certegy for fees                       2,683.24
                 Reclass Credit batches                            257,901.39
                 Exp unresolved credit batches -Reversing         (262,000.00)
                 Exp unresolved credit batches -Reversing         (262,000.00)
                 Conc Acct Ser Charge                               37,743.76
                 HO terminal disc/chgbck/trans                         286.24
                 HO terminal disc/chgbck/trans                         255.73
                 HO terminal disc/chgbck/trans                         161.57
                 HO terminal disc/chgbck/trans                       9,061.23
                 HO terminal disc/chgbck/trans                          34.41
                 Reclass Zon Equip Purchases                         1,674.42
                 Loan Fees reimbursed by BOA                       (80,736.60)
                                                                --------------
                                                                  (185,495.29)

                                 ATTACHMENT 5
                                 ------------

                 CHECK REGISTER - MASTER DISBURSEMENT ACCOUNT
                 --------------------------------------------

        Name of Debtor:        Friedman's Inc.    Case Number:   05-40129
                               ---------------                   --------

Reporting Period beginning     July 3, 2005       and ending     July 30, 2005
                               ------------                      -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                 ATTACHMENT 5
                                 ------------

                   CHECK REGISTER - ACCOUNTS PAYABLE ACCOUNT
                   -----------------------------------------

Name of Debtor:             Friedman's Inc.   Case Number:    05-40129
                            ---------------                   --------

Reporting Period beginning  July 3, 2005      and ending      July 30, 2005
                            ------------                      -------------




Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                 ATTACHMENT 5
                                 ------------

                       CHECK REGISTER - PAYROLL ACCOUNT
                       --------------------------------


Name of Debtor:             Friedman's Inc.  Case Number:    05-40129
                            ---------------                  --------

Reporting Period beginning  July 3, 2005     and ending      July 30, 2005
                            ------------                     -------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


                                                                 Friedman's         Friedman's
Pay Date:             July 15, 2005                                  Inc.            Management            Total
                                                                     ----            ----------            -----

              ADP Checks            (see ADP summary)               1,420,574.29        149,540.82         1,570,115.11
              Direct deposits       (see ADP summary)                 348,019.91        164,282.37           512,302.28
              Garnishments          (see ADP summary)                   8,299.57            409.83             8,709.40
              Federal inc tax       (see ADP summary)                 204,944.52         68,104.36           273,048.88
              EIC advances          (see ADP summary)                    (208.76)                               (208.76)
              Soc Sec EE            (see ADP summary)                 141,679.60         20,946.22           162,625.82
              Soc Sec ER            (see ADP summary)                 141,679.54         20,946.26           162,625.80
              Soc Sec Adj           (see ADP summary)                                                              0.00
              Medicare EE           (see ADP summary)                  33,181.82          6,227.20            39,409.02
              Medicare ER           (see ADP summary)                  33,181.59          6,227.15            39,408.74
              Medicare Adj          (see ADP summary)                                                              0.00
              FUTA                  (see ADP summary)                   4,072.67            381.69             4,454.36
              SIT                   (see ADP summary)                  73,145.07         11,222.76            84,367.83
              SUTA                  (see ADP summary)                  14,102.35            853.96            14,956.31
              Local Inc Tax         (see ADP summary)                   3,129.53                               3,129.53
              Adj/Prepay/Void       (see ADP summary)                  20,907.31          1,714.51            22,621.82
                                                             -----------------------------------------------------------
                                                                    2,446,709.01        450,857.13         2,897,566.14

Pay Date:             July 29, 2005
              ADP Checks            (see ADP summary)               1,915,270.28        207,668.26         2,122,938.54
              Direct deposits       (see ADP summary)                 432,573.91        209,304.60           641,878.51
              Garnishments          (see ADP summary)                  10,750.21            409.83            11,160.04
              Federal inc tax       (see ADP summary)                 412,616.69        105,855.95           518,472.64
              EIC advances          (see ADP summary)                    (183.38)                               (183.38)
              Soc Sec EE            (see ADP summary)                 195,732.26         27,560.96           223,293.22
              Soc Sec ER            (see ADP summary)                 195,732.39         27,560.88           223,293.27
              Soc Sec Adj           (see ADP summary)                                                              0.00
              Medicare EE           (see ADP summary)                  45,873.52          8,413.04            54,286.56
              Medicare ER           (see ADP summary)                  45,873.72          8,413.09            54,286.81
              Medicare Adj          (see ADP summary)                                                              0.00
              FUTA                  (see ADP summary)                   4,884.37            535.23             5,419.60
              SIT                   (see ADP summary)                 110,996.73         14,853.74           125,850.47
              SUTA                  (see ADP summary)                  17,158.69          1,132.68            18,291.37
              Local Inc Tax         (see ADP summary)                   4,605.17                               4,605.17
              Adj/Prepay/Void       (see ADP summary)                   4,019.01            790.81             4,809.82
                                                               ---------------------------------------------------------
                                                                    3,395,903.57        612,499.07         4,008,402.64

                                    Check variance                                                                39.99
                                    Wires to replace manual checks                                             5,714.49
                                    Wage Garnishment variances
                                    SUI tax adjsutment                                                            21.77
                                    Refunds of checks escheated                                               (4,060.66)
                                    other                                                                            -

                                                                                                         --------------
              Total all pay periods during the month                                                       6,907,684.37
                                                                                                         ==============



   -------------------------------------------------------------------------------------
   Liability   Taxes Debited    Federal Income Tax                           412,616.69
   Recap                                                                                  412,433.31                 5999.2130
                                --------------------------------------------------------
                                Earned Income Credit Advances                    183.38-
                                --------------------------------------------------------
                                Social Security - EE                         195,732.26
                                --------------------------------------------------------
                                Social Security - ER                         195,732.39
                                --------------------------------------------------------
                                Social Security Adj - EE                            .00
                                --------------------------------------------------------  483,211.89                 5999.2127
                                Medicare - EE                                 45,873.52
                                --------------------------------------------------------
                                Medicare - ER                                 45,873.72
                                --------------------------------------------------------
                                Medicare Adj - EE                                   .00
                                --------------------------------------------------------
                                Federal Unemployment Tax                       4,884.37   -5999.2131
                                --------------------------------------------------------
                                State Income Tax                             110,996.73   -5999.2133
                                --------------------------------------------------------
                                State Unemployment Insurance - EE                   .00
                                --------------------------------------------------------
                                State Unemployment/Disability Ins - ER        17,157.49   -5999.2134
                                --------------------------------------------------------
                                State Unemployment Insurance Adj - EE               .00
                                --------------------------------------------------------
                                State Disability Insurance - EE                     .00
                                --------------------------------------------------------
                                State Disability Insurance Adj - EE                 .00
                                --------------------------------------------------------
                                Workers' Benefit Fund Assessment - EE               .00
                                                                               ---------
                                Workers' Benefit Fund Assessment - ER               .00
                                --------------------------------------------------------
                                Local Income Tax                               4,605.17   -5999.2135
                                -----------------------------------------------
                                School District Tax                                 .00
                                ---------------------------------------------------------------------
                                Total Taxes Debited Acct. No. 003299831836
                                   Tran/ABA 061000052                                   1,033,288.96
               ---------------- ---------------------------------------------------------------------
               Other Transfers  ADP Direct Deposit Acct. No. 3299831836
                                   Tran/ABA 026009593                                     432,573.91
                                -------------------------------------------------------- ------------
                                Wage Garnishments Acct. No. 003299831836
                                   Tran/ABA 061000052                         10,750.21   -5999.2115          Total Liability
                                -------------------------------------------------------- -------------       |------------------
                                Total Amount Debited From Your Account                  1,476,613.08         |    1,476,613.08
               -------------------------------------------------------------------------                     |------------------
               Bank Debits and  Checks                                     1,915,270.28   -5999.2118         |    3,391,883.36
               Other Liability  --------------------------------------------------------                     |------------------
                                Adjustments/Prepay/Voids                       4,019.01   -5999.2118         |    3,395,902.37
               ---------------- --------------------------------------------------------                     |------------------
               Taxes - Your     State Disability Insurance - EE                    1.20   -5999.2134         |
               Responsibility   -----------------------------------------------------------------------      |------------------
                                Total Taxes Your Responsibility                                 1.20              3,395,903.57
                                                                                                                  Includes
                                                                                                                  Adjustments
                                                                                                                  that are your
                                                                                                                  responsibility

--------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC  Statistical Summary    FRIEDMAN'S  INC.                            Batch: 7020   Period Ending: 07/16/2005  Week 30
OMITTED]  Recap                  Company Code: J75                    Quarter Number: 3    Pay Date:      07/29/2005  Page  1
                                 Region Name:  ATLANTA NATIONAL ACCCOUNTS                  Current Date:  07/25/2005




-------------- --------------- -------------------------------------------------------
Liability      Taxes Debited   Federal Income Tax                          105,855.95
Recap                          -------------------------------------------------------   105,855.95                  5999.2130
                               Earned Income Credit Advances                      .00
                               -------------------------------------------------------
                               Social Security - EE                         27,560.96     71,947.97                  5999.2127
                               -------------------------------------------------------
                               Social Security - ER                         27,560.88
                               -------------------------------------------------------
                               Social Security Adi - EE                           .00
                               -------------------------------------------------------
                               Medicare - EE                                 8,413.04
                               -------------------------------------------------------
                               Medicare - ER                                 8,413.09
                               -------------------------------------------------------
                               Medicare Adj - EE                                  .00
                               -------------------------------------------------------
                               Federal Unemployment Tax                        535.23    -5999.2131
                               -------------------------------------------------------
                               State Income Tax                             14,853.74    -5999.2133
                               -------------------------------------------------------
                               State Unemployment Insurance - EE                  .00
                               -------------------------------------------------------
                               State Unemployment/Disability Ins - ER        1,132.68    -5999.2134
                               -------------------------------------------------------
                               State Unemployment Insurance Adj - EE              .00
                               -------------------------------------------------------
                               State Disability Insurance - EE                    .00
                               -------------------------------------------------------
                               State Disability Insurance Adj - EE                .00
                               -------------------------------------------------------
                               Workers' Benefit Fund Assessment - EE              .00
                               -------------------------------------------------------
                               Workers' Benefit Fund Assessment - ER              .00
                               -------------------------------------------------------
                               Local Income Tax                                   .00
                               -------------------------------------------------------
                               School District Tax                                .00
                               -----------------------------------------------------------------------
                               Total Taxes Debited  Acct. No. 003299831836
                                 Tran/ABA 061000052                                      194,325.57
               ---------------------------------------------------------------------------------------
               Other           ADP Direct Deposit  Acct. No. 3299831836
               Transfers         Tran/ABA 061000052                                      209,304.60
                               -----------------------------------------------------------------------
                               Wage Garnishments Acct. No. 003299831836                                                Total
                                 Tran/ABA 061000052                                          409.83    -5999.2115     Liability
                               -----------------------------------------------------------------------------------   |------------
                               Total Amount Debited From Your Accounts                                 404,040.00    |404,040.00
               --------------- ---------------------------------------------------------------------                 |------------
               Bank Debits     Checks                                                    207,668.26    -5999.2118    |611,708.26
               and             ---------------------------------------------------------------------                 |------------
               Other                                                                                                 |
               Liability       Adjustments/Prepay/Voids                                      790.81    -5999.2118    |612,499.07
               --------------- ---------------------------------------------------------------------                 |
               Taxes - Your    None This Payroll                                                                     |-----------
               Responsibility  ----------------------------------------------------------------------------------     612,499.07
                                                                                                                   Includes
                                                                                                                   Adjustments
                                                                                                                   that are your
                                                                                                                   responsibility


---------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC Statistical   FRIEDMAN'S MGMT INC                         Batch:          7052     Period Ending: 07/16/2005  Week 30
OMITTED] Summary Recap Company Code: 3HB                           Quarter Number: 3        Pay Date:      07/29/2005  Page  1
                       Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  07/25/2005



--------------------------------------------------------------------------------------
Liability      Taxes Debited    Federal Income Tax                        68,104.36       68,104.36                  5999.2130
Recap                           ------------------------------------------------------
                                Earned Income Credit Advances                   .00-
                                ------------------------------------------------------
                                Social Security - EE                      20,946.22
                                ------------------------------------------------------
                                Social Security - ER                      20,946.26
                                ------------------------------------------------------
                                Social Security Adj - EE                        .00
                                ------------------------------------------------------    54,346.83                  5999.2127
                                Medicare - EE                              6,227.20
                                ------------------------------------------------------
                                Medicare - ER                              6,227.15
                                ------------------------------------------------------
                                Medicare Adj - EE                               .00
                                ------------------------------------------------------
                                Federal Unemployment Tax                     381.69      -5999.2131
                                ------------------------------------------------------
                                State Income Tax                          11,222.76      -5999.2133
                                ------------------------------------------------------
                                State Unemployment Insurance - EE               .00
                                ------------------------------------------------------
                                State Unemployment/Disability Ins - ER       853.96      -5999.2134
                                ------------------------------------------------------
                                State Unemployment Insurance Adj - EE           .00
                                ------------------------------------------------------
                                State Disability Insurance - EE                 .00
                                ------------------------------------------------------
                                State Disability Insurance Adi - EE             .00
                                ------------------------------------------------------
                                Workers' Benefit Fund Assessment - EE           .00
                                ------------------------------------------------------
                                Workers' Benefit Fund Assessment - ER           .00
                                ------------------------------------------------------
                                Local Income Tax                                .00
                                ------------------------------------------------------
                                School District Tax                             .00
                                ------------------------------------------------------
                                Total Taxes Debited Acct. No. 003299831836
                                  Tran/ABA 061000052                                     134,909.60
               -------------------------------------------------------------------------------------
               Other Transfers  ADP Direct Deposit  Acct. No. 3299831836
                                  Tran/ABA 061000052                                     164,282.37
                                --------------------------------------------------------------------
                                Wage Garnishments   Acct. No. 003299831836                                             Total
                                  Tran/ABA 061000052                                         409.83   -5999.2115      Liability
                                ---------------------------------------------------------------------------------   |------------
                                Total Amount Debited From Your Accounts                               299,601.80    | 299,601.80
               ---------------- --------------------------------------------------------------------                |------------
               Bank Debits and  Checks                                                   149,540.82   -5999.2118    | 449,142.62
               Other Liability  -------------------------------------------------------------------                 |------------
                                Adjustments/Prepay/Voids                                   1,714.51   -5999.2118    | 450,857.13
                                -------------------------------------------------------------------                 |
                                                                                                                    -------------
               Taxes - Your     None This Payroll                                                                     450,857.13
               Responsibility   -------------------------------------------------------------------
                                                                                                                    Includes
                                                                                                                    Adjustments
                                                                                                                    that are your
                                                                                                                    responsibility


---------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC Statistical Summary     FRIEDMAN'S  MGMT INC               Batch:          3826   Period Ending: 07/02/2005  Week 28
OMITTED] Recap                   Company Code: 3HB                  Quarter Number: 3      Pay Date:      07/15/2005  Page  1
                                 Region Name:  ATLANTA NATIONAL ACCCOUNTS                  Current Date:  07/11/2005



-------------------------------------------------------------------------------------
Liability  Taxes       Federal Income Tax                                  204,944.52
Recap      Debited     ---------------------------------------------------------------  204,735.76                    5999.2130
                       Earned Income Credit Advances                           208.76-
                       ---------------------------------------------------------------
                       Social Security - EE                                141,679.60
                       ---------------------------------------------------------------
                       Social Security - ER                                141,679.54
                       ---------------------------------------------------------------
                       Social Security Adj - EE                                   .00   349,722.55                    5999.2127
                       ---------------------------------------------------------------
                       Medicare - EE                                        33,181.82
                       ---------------------------------------------------------------
                       Medicare - ER                                        33,181.59
                       ---------------------------------------------------------------
                       Medicare Adj - EE                                          .00
                       ---------------------------------------------------------------
                       Federal Unemployment Tax                              4,072.67   -5999.2131
                       ---------------------------------------------------------------
                       State Income Tax                                     73,145.07   -5999.2133
                       ---------------------------------------------------------------
                       State Unemployment Insurance - EE                          .00
                       ---------------------------------------------------------------
                       State Unemployment/Disability Ins - ER               14,102.35   -5999.2134
                       ---------------------------------------------------------------
                       State Unemployment Insurance Adj - EE                      .00
                       ---------------------------------------------------------------
                       State Disability Insurance - EE                            .00
                       ---------------------------------------------------------------
                       State Disability Insurance Adj - EE                        .00
                       ---------------------------------------------------------------
                       Workers' Benefit Fund Assessment - EE                      .00
                       ---------------------------------------------------------------
                       Workers' Benefit Fund Assessment - ER                      .00
                       ---------------------------------------------------------------
                       Local Income Tax                                      3,129.53    -5999.2135
                       ---------------------------------------------------------------
                       School District Tax                                        .00
                       ------------------------------------------------------------------------------
                       Total Taxes Debited  Acct. No. 003299831836
                         Tran/ABA 061000052                                              648,907.93
                       ------------------------------------------------------------------------------
           Other       ADP Direct Deposit  Acct. No. 3299831836                          348,019.91
           Transfers     Tran/ABA 026009593
                       ------------------------------------------------------------------------------
                       Wage Garnishments Acct. No. 003299831836                                                         Total
                         Tran/ABA 061000052                                                8,299.57      -5999.2115    Liability
                       --------------------------------------------------------------------------------------------  |------------
                       Total Amount Debited From Your Accounts                                                       |1,005,227.41
           -----------------------------------------------------------------------------------------   1,005,227.41  |------------
           Bank        Checks                                                          1,420,574.29      -5999.2118  |2,425,801.70
           Debits      -----------------------------------------------------------------------------                 |2,446,709.01
           and Other                                                                                                 |
           Liability   Adjustments/Prepay/Voids                                           20,907.31      -5999.2118  |
                       -----------------------------------------------------------------------------                 |
           Taxes -     None This Payroll                                                                             -------------
           Your                                                                                                       2,446,709.01
           Responsibility-------------------------------------------------------------------------------------------
                                                                                                                    Includes
                                                                                                                    Adjustments
                                                                                                                    that are your
                                                                                                                    responsibility


----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC Statistical Summary  FRIEDMAN'S INC                                  Batch:     3865  Period Ending: 07/02/2005  Week 28
OMITTED] Recap                Company Code: J75                          Quarter Number: 3     Pay Date:      07/15/2005  Page  1
                              Region Name:  ATLANTA NATIONAL ACCCOUNTS                         Current Date:  07/11/2005


                                ATTACHMENT 5
                                ------------

                   CHECK REGISTER - HEALTH INSURANCE ACCOUNT
                   -----------------------------------------

Name of Debtor:             Friedman's Inc.   Case Number:    05-40129
                            ---------------                   --------

Reporting Period beginning  July 3, 2005      and ending      July 30, 2005
                            ------------                      -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date       Check Number        Payee          Purpose           Amount
    ----       ------------        -----          -------           ------

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                 ATTACHMENT 5
                                 ------------

                      CHECK REGISTER - SALES TAX ACCOUNT
                      ----------------------------------

Name of Debtor:                 Friedman's Inc.   Case Number:   05-40129
                                ---------------                  --------

Reporting Period beginning      July 3, 2005      and ending     July 30, 2005
                                ------------                     -------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date       Check Number              Payee                                Purpose               Amount

    7/30/2005 Wire Transfer        AL local tx for 6/05 eft 7/05            Sales Tax               9,109.05
    7/30/2005 Wire Transfer        AL Stx for 6/05 EFT 7/05                 Sales Tax              27,548.55
    7/30/2005 Wire Transfer        AL Utx for 6/05 eft 7/05                 Sales Tax                 118.09
    7/30/2005 Wire Transfer        AR Est S&U tx for 7/05 eft               Sales Tax              14,267.00
    7/30/2005 Wire Transfer        AR Est S&U Tx for 7/05 eft               Sales Tax              24,200.00
    7/30/2005 Wire Transfer        AR S&U Tax Lia 6/05 EFT 7/05             Sales Tax              20,095.00
    7/30/2005 Wire Transfer        DE G/R Tx for 6/05                       Sales Tax                 456.00
    7/30/2005 Wire Transfer        FL Doc Stp for 6/05 EFT 7/05             Sales Tax               6,531.35
    7/30/2005 Wire Transfer        FL S&U tx lia for 6/05 eft 7/0           Sales Tax             225,470.68
    7/30/2005 Wire Transfer        GA FI S&U Tx for 6/05 EFT 7/05           Sales Tax             276,399.49
    7/30/2005 Wire Transfer        GA HO UTx Pd for 6/05 EFT 7/05           Sales Tax              33,048.68
    7/30/2005 Wire Transfer        IN S&U Tx for 6/05 pd 7/06               Sales Tax              68,552.44
    7/30/2005 Wire Transfer        KY S&U Tx pd 6/05 eft 7/05               Sales Tax              64,581.67
    7/30/2005 Wire Transfer        LA S&U tx for 6/05 eft 7/05              Sales Tax              55,522.00
    7/30/2005 Wire Transfer        MD S&U Lia for 6/05 EFT 7/05             Sales Tax              25,671.78
    7/30/2005 Wire Transfer        NC Est S&U Tax 7/05 paid 7/05            Sales Tax              46,048.71
    7/30/2005 Wire Transfer        NC S&U Tx Lia for 6/05 pd 7/05           Sales Tax              90,862.91
    7/30/2005 Wire Transfer        OH stx est for 7/05 eft 7/25/0           Sales Tax               3,524.68
    7/30/2005 Wire Transfer        OH Stx est for 7/05 pd 7/15/05           Sales Tax               3,524.68
    7/30/2005 Wire Transfer        OH Stx for 6/05 eft 7/05                 Sales Tax               5,207.96
    7/30/2005 Wire Transfer        OK Est Stx for 7/05 eft 7/05             Sales Tax               3,700.54
    7/30/2005 Wire Transfer        OK stx lia for 6/05 eft 7/05             Sales Tax              10,005.29
    7/30/2005 Wire Transfer        Overstated est tx pd for 12/04           Sales Tax               1,141.69
    7/30/2005 Wire Transfer        SC S&U Tax Lia for 6/05 EFT 7            Sales Tax             114,126.00
    7/30/2005 Wire Transfer        TN S&U tx for 6/05 pd 7/05               Sales Tax             161,344.00
    7/30/2005 Wire Transfer        TX S&U tx lia for 6/05 eft 7/0           Sales Tax             203,973.77
    7/30/2005 Wire Transfer        VA S&U Tx Pd for 6/05 EFT 7/05           Sales Tax               7,890.00
    7/30/2005 Wire Transfer        WV Stx Pd for 6/05 eft 7/05              Sales Tax              25,813.39
    7/30/2005 Wire Transfer        WV UTx Lia for 6/05 EFT 7/05             Sales Tax                 112.19
                                                                                              --------------
                                                                                                1,528,847.59
                                                                                              =============


                                 ATTACHMENT 5
                                 ------------

                 CHECK REGISTER - HOME OFFICE EXPENSE ACCOUNT
                 --------------------------------------------

Name of Debtor:               Friedman's Inc.    Case Number:    05-40129
                              ---------------                    --------

Reporting Period beginning    July 3, 2005       and ending      July 30, 2005
                              ------------                       -------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date         Check Number     Payee        Purpose            Amount
    ----         ------------     -----        -------            ------
    7/30/2005                    Suntrust       Bank fee 0605      12.93

                                 ATTACHMENT 5
                                 ------------

                  CHECK REGISTER - STANDSTILL ESCROW ACCOUNT
                  ------------------------------------------

Name of Debtor:             Friedman's Inc.    Case Number:    05-40129
                            ---------------                    --------

Reporting Period beginning  July 3, 2005       and ending      July 30, 2005
                            ------------                       -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date     Check Number        Payee           Purpose        Amount
    ----     ------------        -----           -------        ------

None

                                 ATTACHMENT 5
                                 ------------

                     CHECK REGISTER - FJ FIDUCIARY ACCOUNT
                     -------------------------------------

Name of Debtor:               Friedman's Inc.  Case Number:    05-40129
                              ---------------                  --------

Reporting Period beginning    July 3, 2005     and ending      July 30, 2005
                              ------------                     -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date        Check Number        Payee            Purpose           Amount
    ----        ------------        -----            -------           ------

None

                                 ATTACHMENT 5
                                 ------------

               CHECK REGISTER - CITIGROUP CONCENTRATION ACCOUNT
               ------------------------------------------------

Name of Debtor:             Friedman's Inc.    Case Number:      05-40129
                            ---------------                      --------

Reporting Period beginning  July 3, 2005       and ending        July 30, 2005
                            ------------                         -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date     Check Number      Payee            Purpose              Amount
    ----     ------------      -----            -------              ------

                              Citibank       LOC Payments      8,703,350.00

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:             Friedman's Inc., et al. Case Number:  05-40129
                            --------------------                  ---------

Reporting Period beginning  July 3, 2005            and ending    July 30, 2005
                            ------------                          -------------

                              TAXES OWED AND DUE
Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State Worker's compensation, etc.



Name of                                              Date Payment                                            Date Last Tax
Taxing Authority                                         Due      Description                  Amount         Return Filed
----------------                                         ---      -----------                  ------         ------------
Internal Revenue Service                                 08/01/05 Federal W/H                 412,433.31        7/29/2005
Internal Revenue Service                                 08/01/05 ER-FICA                     241,606.11        7/29/2005
Internal Revenue Service                                 08/01/05 EE-FICA                     241,605.78        7/29/2005
Georgia DOR                                              08/02/05 Withholding                  31,175.72        7/29/2005
North Carolina DOR                                       08/02/05 Withholding                  17,272.00        7/29/2005
Alabama DOR                                              08/31/05 Withholding                  16,009.93        7/29/2005
Internal Revenue Service                                 10/31/05 Federal Unemployment         14,187.99        1/31/2005
Kentucky DOR                                             08/10/05 Withholding                  14,086.56        7/29/2005
Indiana DOR                                              08/20/05 Withholding                  11,323.13        7/29/2005
South Carolina                                           08/01/05 Withholding                  10,300.89        7/29/2005
Virginia Dept of Rev                                     08/01/05 Withholding                   9,408.41        7/29/2005
Arkansas DOR                                             08/15/05 Withholding                   9,403.73        7/29/2005
North Carolina Dept. of Labor                            10/31/05 Unemployment                  9,095.79        7/29/2005
Georgia Dept. of Labor                                   10/31/05 Unemployment                  7,923.73        7/29/2005
Mississippi DOR                                          08/15/05 Withholding                   7,847.90        7/29/2005
Louisianna DOR                                           08/15/05 Withholding                   6,094.76        7/29/2005
West Virginia Dept of Revenue                            08/31/05 Withholding                   5,954.00        7/29/2005
Texas Workforce Commission                               10/31/05 Unemployment                  5,748.70        7/29/2005
Oklahoma DOR                                             08/15/05 Withholding                   5,537.00        7/29/2005
Kentucky Dept. of Labor                                  10/31/05 Unemployment                  3,405.49        7/29/2005
Indiana DOR                                              08/20/05 Withholding                   3,187.11        7/29/2005
Virgina Employment Commission                            10/31/05 Unemployment                  3,183.95        7/29/2005
Alabama Unemployment Compensation Agency                 10/31/05 Unemployment                  2,959.15        7/29/2005
Tennessee Dept. of Labor                                 10/31/05 Unemployment                  2,926.14        7/29/2005
Ohio DOR                                                 08/15/05 Withholding                   2,878.28        7/29/2005
Maryland DOR                                             08/03/05 Withholding                   2,871.67        7/29/2005
Indiana Dept of Workforce Development                    10/31/05 Unemployment                  2,550.22        7/29/2005
Arkansas Dept. of Labor                                  10/31/05 Unemployment                  2,336.45        7/29/2005
Mississippi Dept. of Labor                               10/31/05 Unemployment                  1,940.47        7/29/2005
South Carolina Employment Security Commission            10/31/05 Unemployment                  1,741.92        7/29/2005
Louisianna Dept. of Labor                                10/31/05 Unemployment                  1,527.44        7/29/2005
County of Jefferson                                      08/20/05 Withholding                   1,144.92        7/29/2005
Illinois Dept. of Employment Security                    10/31/05 Unemployment                  1,058.09        7/29/2005
Maryland Dept. of Labor                                  10/31/05 Unemployment                  1,007.15        7/29/2005
West Virginia Dept of Revenue                            10/31/05 Unemployment                    951.56        7/29/2005
Oklahoma Dept. of Labor                                  10/31/05 Unemployment                    840.12        7/29/2005
Illinois DOR                                             08/10/05 Withholding                     681.46        7/29/2005
Delaware DOR                                             08/15/05 Withholding                     579.88        7/29/2005
City of Richmond                                         10/31/05 Withholding                     436.24        7/29/2005
Ohio Dept of Job and Family Services                     10/31/05 Unemployment                    422.20        7/29/2005
County-Lexington/Fayette Urban                           10/31/05 Withholding                     347.28        7/29/2005
City of Troy                                             08/31/05 Withholding                     310.16        7/29/2005
City of Huber Heights                                    08/15/05 Withholding                     309.05        7/29/2005
City of Pikeville                                        10/31/05 Withholding                     282.28        7/29/2005
City of Bowling Green                                    08/31/05 Withholding                     268.17        7/29/2005
City of Gadsden                                          08/31/05 Withholding                     261.05        7/29/2005
City of Frankfort                                        10/31/05 Withholding                     221.35        7/29/2005
City of Russellville                                     10/31/05 Withholding                     201.37        7/29/2005
City of Middlesboro                                      10/31/05 Withholding                     198.96        7/29/2005
Village of New Boston                                    10/31/05 Withholding                     197.88        7/29/2005
Pennsylvania DOR                                         08/15/05 Withholding                     196.00        7/29/2005
City of Birmingham                                       08/31/05 Withholding                     181.69        7/29/2005
City of Ashland                                          10/31/05 Withholding                     180.28        7/29/2005
City of Madisonville                                     10/31/05 Withholding                     176.13        7/29/2005
New York Dept. of Revenue                                10/31/05 Unemployment                    173.46        7/29/2005
City of Owensboro                                        08/15/05 Withholding                     167.09        7/29/2005
City of Mayfield                                         10/31/05 Withholding                     163.98        7/29/2005
County of Pulaski                                        10/31/05 Withholding                     163.03        7/29/2005
City of Nicholasville                                    10/31/05 Withholding                     160.10        7/29/2005
City of Maysville                                        10/31/05 Withholding                     159.62        7/29/2005
City of Glasgow                                          10/31/05 Withholding                     153.58        7/29/2005
City of Prestonsburg                                     10/31/05 Withholding                     147.29        7/29/2005
County of Montgomery                                     10/31/05 Withholding                     147.24        7/29/2005
City of Mount Vernon                                     10/31/05 Withholding                     145.80        7/29/2005
Missouri DOR                                             08/15/05 Withholding                     145.04        7/29/2005
City of Winchester                                       10/31/05 Withholding                     142.28        7/29/2005
City of Hamilton                                         08/15/05 Withholding                     133.88        7/29/2005
City of Elizabethtown                                    10/31/05 Withholding                     123.55        7/29/2005
City of Wilmington                                       10/31/05 Withholding                     117.77        7/29/2005
City of Hopkinsville                                     08/31/05 Withholding                     115.99        7/29/2005
City of Danville                                         10/31/05 Withholding                     109.43        7/29/2005
City of Shepherdsville                                   10/31/05 Withholding                     107.84        7/29/2005
County of Jessamine                                      10/31/05 Withholding                     106.75        7/29/2005
Connecticut DOR                                          08/01/05 Withholding                     103.94        7/29/2005
County of Breathitt                                      10/31/05 Withholding                     103.51        7/29/2005
County of Laurel                                         10/31/05 Withholding                     101.80        7/29/2005
County of Taylor Occupational License                    10/31/05 Withholding                     101.28        7/29/2005
City of Auburn                                           10/31/05 Withholding                     100.58        7/29/2005
County of Jefferson                                      08/31/05 Withholding                      91.65        7/29/2005
City of Franklin                                         10/31/05 Withholding                      91.37        7/29/2005
County of Fayette-Public Schools                         10/31/05 Withholding                      77.18        7/29/2005
County of Logan                                          08/31/05 Withholding                      75.51        7/29/2005
County of Bourbon                                        08/15/05 Withholding                      63.05        7/29/2005
County of Warren                                         10/31/05 Withholding                      58.57        7/29/2005
City of Nelson-Occup License Admin                       10/31/05 Withholding                      44.53        7/29/2005
City of Urbana                                           10/31/05 Withholding                      29.44        7/29/2005
Delaware Dept. of Labor                                  10/31/05 Unemployment                     19.84        7/29/2005
City of Washington Court House                           10/31/05 Withholding                      16.24        7/29/2005
County of Woodford                                       10/31/05 Withholding                       3.70        7/29/2005
City of Versailles                                       10/31/05 Withholding                       2.46        7/29/2005
Baldwin County S & U Tax Dept                            08/22/05 Sales and Use Tax               571.18         07/20/05
City of Auburn, AL                                       08/22/05 Sales and Use Tax               526.23         07/20/05
City of Birmingham, AL                                   08/22/05 Sales and Use Tax               732.63         07/20/05
City of Fort Payne, AL                                   08/22/05 Sales and Use Tax             1,152.73         07/20/05
City of Huntsville, AL                                   08/22/05 Sales and Use Tax             2,400.85         07/20/05
City of Pell City, AL                                    08/22/05 Sales and Use Tax             1,304.30         07/20/05
City of Prattville, AL                                   08/22/05 Sales and Use Tax               546.91         07/20/05
City of Tuscaloosa, AL                                   08/22/05 Sales and Use Tax               423.44         07/20/05
Cullman County AL S & U Tax                              08/22/05 Sales and Use Tax               944.69         07/20/05
Dekalb Cty AL Revenue Commissioner                       08/22/05 Sales and Use Tax               382.25         07/20/05
Jefferson Co AL Dept of Revenue                          08/22/05 Sales and Use Tax               463.58         07/20/05
Shelby County AL                                         08/22/05 Sales and Use Tax               239.64         07/20/05
St Clair County AL                                       08/22/05 Sales and Use Tax               319.55         07/20/05
Madison County AL Tax Collector                          08/22/05 Sales and Use Tax               341.16         07/20/05
Tuscaloosa Co AL Sales & Use Tax                         08/22/05 Sales and Use Tax               632.13         07/20/05
AL Tax Trust Account-S&U Tax Division                    08/22/05 Sales and Use Tax             7,959.05         07/20/05
Alabama Department of Revenue                            08/22/05 Sales and Use Tax            27,899.04         07/20/05
Ascension Parish LA                                      08/22/05 Sales and Use Tax             1,161.09         07/20/05
Bossier City Parish LA                                   08/22/05 Sales and Use Tax             2,839.41         07/20/05
City of & Parish of Baton Rourge LA                      08/22/05 Sales and Use Tax             3,871.00         07/20/05
City of Natchitoches, LA                                 08/22/05 Sales and Use Tax               628.04         07/20/05
City of New Orleans, LA                                  08/22/05 Sales and Use Tax               566.00         07/20/05
Iberia Parish LA                                         08/22/05 Sales and Use Tax             1,032.53         07/20/05
Lafayette Parish LA                                      08/22/05 Sales and Use Tax             2,106.99         07/20/05
LaFourche Parish LA                                      08/22/05 Sales and Use Tax             1,513.85         07/20/05
Lincoln Parish LA                                        08/22/05 Sales and Use Tax             1,110.90         07/20/05
Livingston Parish LA                                     08/22/05 Sales and Use Tax             1,699.93         07/20/05
Parish of Rapides LA                                     08/22/05 Sales and Use Tax             1,164.03         07/20/05
Parish of St Tammany                                     08/22/05 Sales and Use Tax             1,072.20         07/20/05
Jefferson Parish LA (Sheriff Harry Lee)                  08/22/05 Sales and Use Tax             2,293.14         07/20/05
St Landry Parish LA                                      08/22/05 Sales and Use Tax             1,621.87         07/20/05
Tangipahoa Parish LA                                     08/22/05 Sales and Use Tax             2,227.80         07/20/05
Monroe LA Tax & Rev Dept                                 08/22/05 Sales and Use Tax             2,758.00         07/20/05
Terrebonne Parish LA S&U Tax                             08/22/05 Sales and Use Tax             1,583.21         07/20/05
Vermilion Parish LA S&U Tax                              08/22/05 Sales and Use Tax             1,269.96         07/20/05
Vernon Parish LA S&U Tax                                 08/22/05 Sales and Use Tax             1,195.05         07/20/05
Kentucky State Treasurer                                 08/22/05 Sales and Use Tax            47,276.86         07/20/05
Missouri Department of Revenue                           08/22/05 Sales and Use Tax               921.85         07/20/05
Oklahoma Tax Commission                                  08/22/05 Use Tax                          11.48         07/20/05
Oklahoma Tax Commission                                  08/22/05 Sales Tax                     8,199.70         07/20/05
South Carolina Department of Revenue                     08/22/05 Sales and Use Tax            84,257.00         07/20/05
Mississippi Tax Commission                               08/22/05 Sales and Use Tax            41,246.00         07/20/05
City of Panama City, FL                                  08/22/05 Sales and Use Tax               395.53         07/20/05
Louisiana Department of Revenue & Tax                    08/22/05 Sales and Use Tax            25,956.00         07/20/05
Arkansas Department of Revenue                           08/22/05 Sales and Use Tax            10,156.00         07/20/05
Delaware Division of Revenue                             08/22/05 Gross Receipts Tax              171.00         07/20/05
Florida Department of Revenue                            08/22/05 Documentary Stamps            5,096.70         07/20/05
Florida Department of Revenue                            08/22/05 Sales and Use Tax            76,678.60         07/20/05
Georgia Department of Revenue                            08/22/05 Sales and Use Tax           159,492.20         07/20/05
Georgia Department of Revenue                            08/22/05 Use Tax                       4,602.39         07/20/05
Illinois Department of Revenue                           08/22/05 Sales and Use Tax             1,486.21         07/20/05
Indiana Department of Revenue                            08/22/05 Sales and Use Tax            22,205.70         07/20/05
State of Maryland                                        08/22/05 Sales and Use Tax             9,767.85         07/20/05
North Carolina Department of Revenue                     08/10/05 Sales and Use Tax            46,088.86         07/11/05
Ohio Department of Revenue                               08/25/05 Sales and Use Tax             2,331.15         07/25/05
Tennessee Department of Revenue                          08/22/05 Sales and Use Tax            72,805.00         07/20/05
Texas Department of Revenue                              08/22/05 Sales and Use Tax           103,959.38         07/20/05
Virginia Department of Revenue                           08/22/05 Sales and Use Tax            60,966.78         07/20/05
West Virginia Department of Revenue                      08/22/05 Sales and Use Tax            20,789.25         07/15/05
Internal Revenue Service                                 8/1/2005 EE-FICA                      35,974.00        7/29/2005
Internal Revenue Service                                 8/1/2005 ER-FICA                      35,973.97        7/29/2005
Internal Revenue Service                                 8/1/2005 Federal W/H                 105,855.95        7/29/2005
Internal Revenue Service                               10/31/2005 Federal Unemployment          1,535.21        1/31/2005
Georgia Dept. of Labor                                 10/31/2005 Unemployment                      5.98        7/29/2005
Florida DOR                                            10/31/2005 Unemployment                  3,284.65        7/29/2005
Georgia DOR                                              8/2/2005 Withholding                  41,717.87        7/29/2005

                                                                                           -------------
                                                                                            2,230,508.85
                                                                                           =============


                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor:             Friedman's Inc., et al.  Case Number: 05-40129
                            -----------------------               --------

Reporting Period beginning  July 3, 2005             and ending   July 30, 2005
                            ------------                          -------------

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.


Name of Officer                                              Payment                   Amount
or Owner                        Title                        Description                Paid           Date
--------                        -----                        -----------                ----           ----

Cusano,Samuel                   Chief Executive Officer      Salary                     28,846.16      7/15/2005
Maher,Kenneth                   Chief Financial Officer      Salary                     11,538.46      7/15/2005
Moore,Charles S                 Chief Administrative Officer Salary                     13,461.54      7/15/2005
Romano,Pamela J                 President and COO            Salary                     19,230.77      7/15/2005
Cusano,Samuel                   Chief Executive Officer      Salary                     28,846.16      7/29/2005
Cusano,Samuel                   Chief Executive Officer      Auto Allowance                750.00      7/29/2005
Maher,Kenneth                   Chief Financial Officer      Salary                     11,538.46      7/29/2005
Moore,Charles S                 Chief Administrative Officer Salary                     13,461.54      7/29/2005
Moore,Charles S                 Chief Administrative Officer Auto Allowance                500.00      7/29/2005
Romano,Pamela J                 President and COO            Signing Bonus              40,000.00      7/29/2005
Romano,Pamela J                 President and COO            Salary                     19,230.77      7/29/2005
Romano,Pamela J                 President and COO            Auto Allowance                600.00      7/29/2005




                               PERSONNEL REPORT

                                                 Full Time        Part Time
Number of Employees at beginning of period          2,018         1,023
Number hired during the period                        113           143
Number terminated or resigned during period           (63)         (160)
                                                   --------------------
                                                   --------------------
Number of employees on payroll at end of period     2,068         1,006
                                                   ====================
                                                   ====================

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.)



Agent and/                                       Phone            Policy              Coverage           Expiration   Date Premium
or Carrier                                       Number           Number                Type                Date         Due
----------                                       ------           ------                ----                ----         ---

(Palmer & Cay) Fireman's Fund Insurance Co.   912-231-6961   MZC80410069      General Liability Policy        9/1/2005   9/1/2005
(Palmer & Cay) Fireman's Fund Insurance       912-231-6961   WZC80924901      Workers Compensation Policy     9/1/2005   9/1/2005
(Palmer & Cay) Fireman's Fund Insurance Co.   912-231-6961   MZA80245532      Automobile Policy               9/1/2005   9/1/2005
(Palmer & Cay) Fireman's Fund Insurance Co.   888-347-3428   XYM86462652      Umbrella Policy                 9/1/2005   9/1/2005
(Palmer & Cay) Fireman's Fund Insurance Co.   912-231-6961   MZI97704804      Property/Jewelers Block Policy  9/1/2005   9/1/2005
(Palmer & Cay) U.S. Fire Insurance Company    912-231-6961   2450048859       Excess Property                 9/1/2005   9/1/2005
(Palmer & Cay) Great American                 912-231-6961   SAA554394701     Crime Policy                    9/1/2005  8/22/2005
(Palmer & Cay) National Union Fire            912-231-6961   004928927        Employment Practices Liability 7/22/2006  8/22/2005
Insurance Co.
(Palmer & Cay) National Union Fire            912-231-6961   004928931        Fiduciary Liability            7/22/2006  8/22/2005
Insurance Co.
AIG                                           212-345-3716   005482471        D&O                            7/22/2006  8/22/2005
U.S. Specialty                                212-345-3716   24-MGA-04-A4085  D&O                            7/22/2006  8/22/2005
Ohio Bureau of Workers Compensation                          1165234-0        Workers Compensation Policy    6/30/2005  7/31/2005
West Virginia Workers Compensation Commission                97000606         Workers Compensation Policy    6/30/2005  7/31/2005
Ohio Bureau of Workers Compensation                          1165234-0        Workers Compensation Policy   12/31/2005  2/28/2006
West Virginia Workers Compensation Commission                97000606         Workers Compensation Policy    9/30/2005 10/31/2005



Policy                Date                  Date
Type                  Lapsed                Reinstated       Reason for Lapse
----                  ------                ----------       ----------------

None

[ ] Check here if U.S. Trustee has been listed as a Certificate Holder for all insurance policies.

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------

Name of Debtor:              Friedman's Inc., et al. Case Number: 05-40129
                             -----------------------              --------

Reporting Period beginning  July 3, 2005             and ending   July 30, 2005
                            ------------                          -------------



Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement): (2) non-financial transactions., such as the substitution of assets or collateral, (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

Financial Transactions

None

Non-Financial Transactions

None

Modifications to Loan Agreements

None

Changes in Senior Management

None

Other

None


We filed a Plan of Reorganizaiton and Disclosure Statement on August 4, 2005.

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )    Case No.    05-40130
                                      )
FI STORES LIMITED                     )    Judge       Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.                   )
                                      )    Chapter     11
                                      )
Debtor                                )
--------------------------------------

                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

                      FROM   July 3, 2005   TO   July 30, 2005
                             ------------        -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:     Attorney's Address and Phone Number:

Friedman's Inc.                        John Wm. Butler, Jr.
171 Crossroads Parkway                 George N. Panagakis
Savannah, Georgia 31422                Timothy P. Olson
(912) 233-9333                         SKADDEN, ARPS, SLATE, MEAGHER
                                          & FLOM LLP
                                       333 West Wacker Drive, Suite 2100
                                       Chicago, Illinois 60606-1285


                                       /s/ Matthew Mills
                                       ---------------------------
                                       Attorney for Debtor's
                                       Kathleen Horne
                                       Dolly Chisholm
                                       Matthew Mills
                                       INGLESBY, FALLIGANT, HORNE,
                                         COURINGTON & CHISHOLM,
                                         A Professional Corporation
                                       17 West McDonough Street
                                       P.O. Box
                                       1368
                                       Savannah,
                                       Georgia
                                       31402-1368
                                       (912)
                                       232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                         FI Stores Limited Partnership

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                              Month                        YTD

Beginning Balance                                       0                  0

    Cash deposits                               3,666,125         40,967,732
    Credit card collections                     1,247,603         23,200,385
    Down payments/layaways                              0                  0
    Sales tax                                           0                  0
    Borrowings on line of credit                        0                  0
    Interbank transfers                                 0                  0
    Intercompany allocations                  (4,913,728)       (64,168,117)
    Other deposits                                      0                  0

                                             ---------        -----------
Total cash receipts                                 0                (0)

                                             ---------        -----------
Total cash available                                0                (0)

    Merchandise payments                          266,856         13,275,305
    Rent                                          499,758          4,205,275
    Advertising                                   162,232          3,069,892
    Jewelry repair                                159,715          1,625,243
    Customer refunds                               58,496            595,990
    Utilities and telephone                        94,652            733,205
    Employee travel                                12,511             98,612
    Benefits and benefit administration           105,108            740,160
    Freight and inventory distribution             27,582            570,467
    Capital expenditures                           62,512            254,461
    Taxes and licenses                             44,370          1,047,801
    Ordinary course professionals                       0                  0
    Credit and collection expenses               (29,049)            564,533
    Payroll                                     1,588,767         11,496,587
    Professional fees                                   0                  0
    Banking, interest and loan fees                     0                  0
    Income taxes                                        0                  0
    Sales tax                                     388,327          2,965,643
    American Bankers Ins Group                          0                  0
    ACH/Debits/Charges                                  0                  0
    Healthcare                                          0            182,472
    Line of credit paydowns                             0                  0
    Intercompany transfers                    (3,782,651)        (48,139,036)
    Other disbursements                           340,812          6,713,391

                                       ------------------    ---------------
Total cash disbursements                                0                  0

                                       ------------------    ---------------
Ending cash balance                                     0                 (0)
                                       ==================    ===============

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 25th day of August, 2005                          /s/ Ken Maher
                                                      -----------------------
                                                      Chief Financial Officer

Name of Debtor:    FI Stores Limited Partnership   Case Number:  05-40130
                  ------------------------------                 --------

Reporting Period beginning  July 3, 2005           and ending    July 30, 2005
                            ------------                         -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )     Case No. 05-40131
                                      )
                                      )
FRIEDMAN'S FLORIDA                    )     Judge    Hon. Lamar W. Davis, Jr.
                                      )
PARTNERSHIP, et al.                   )
                                      )     Chapter  11
                                      )
Debtor                                )
--------------------------------------

                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

   FROM          July 3, 2005      TO        July 30, 2005
                 -----------                -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:         Attorney's Address and Phone Number:

Friedman's Inc.                            John Wm. Butler, Jr.
171 Crossroads Parkway                     George N. Panagakis
Savannah, Georgia 31422                    Timothy P. Olson
(912) 233-9333                             SKADDEN, ARPS, SLATE, MEAGHER
                                              & FLOM LLP
                                           333 West Wacker Drive, Suite 2100
                                           Chicago, Illinois 60606-1285


                                           /s/ Matthew Mills
                                           -----------------------------------
                                           Attorney for Debtor's
                                           Kathleen Horne
                                           Dolly Chisholm
                                           Matthew Mills
                                           INGLESBY, FALLIGANT, HORNE,
                                             COURINGTON & CHISHOLM,
                                             A Professional Corporation
                                           17 West McDonough Street
                                           P.O. Box
                                           1368
                                           Savannah,
                                           Georgia
                                           31402-1368
                                           (912)
                                           232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                        Friedman's Florida Partnership

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                                Month                 YTD

Beginning Balance                                     0                    0

   Cash deposits                              1,039,217           11,612,901
   Credit card collections                      353,651            6,576,486
   Down payments/layaways                             0                    0
   Sales tax                                          0                    0
   Borrowings on line of credit                       0                    0
   Interbank transfers                                0                    0
   Intercompany allocations                  (1,392,868)         (18,189,387)
   Other deposits                                     0                    0
                                           ------------        -------------
Total cash receipts                                   0                    0
                                           ------------        -------------
Total cash available                                  0                    0

   Merchandise payments                          75,053            3,733,680
   Rent                                         186,632            1,570,435
   Advertising                                   47,318              895,386
   Jewelry repair                                44,920              457,099
   Customer refunds                              16,582              168,943
   Utilities and telephone                       27,996              216,864
   Employee travel                                  792                6,242
   Benefits and benefit administration           27,420              193,085
   Freight and inventory distribution             7,758              160,444
   Capital expenditures                          23,345               95,027
   Taxes and licenses                            12,577              297,014
   Ordinary course professionals                      0                    0
   Credit and collection expenses                (8,234)             160,025
   Payroll                                      414,461            2,999,109
   Professional fees                                  0                    0
   Banking, interest and loan fees                    0                    0
   Income taxes                                       0                    0
   Sales tax                                    110,077              840,654
   American Bankers Ins Group                         0                    0
   ACH/Debits/Charges                                 0                    0
   Healthcare                                         0               47,601
   Line of credit paydowns                            0                    0
   Intercompany transfers                    (1,082,548)         (13,729,748)
   Other disbursements                           95,853            1,888,141
                                       ----------------        -------------
Total cash disbursements                              0                  (0)
                                       ----------------        -------------
Ending cash balance                                   0                    0
                                       ================        =============

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 25th day of August, 2005                         /s/ Ken Maher
                                                      ------------------------
                                                      Chief Financial Officer

Name of Debtor:  Friedman's Florida Partnership  Case Number:    05-40131
                 ------------------------------                  --------

Reporting Period beginning   July 3, 2005        and ending      July 30, 2005
                             ------------                        -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )    Case No.   05-40132
                                      )
                                      )
FCJV HOLDING CORP.,                   )    Judge      Hon. Lamar W. Davis, Jr.
et al                                 )
     .                                )
                                      )    Chapter    11
                                      )
                                      )
Debtor                                )
--------------------------------------

                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

         FROM          July 3, 2005       TO         July 30, 2005
                       ------------                  -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:      Attorney's Address and Phone Number:

Friedman's Inc.                         John Wm. Butler, Jr.
171 Crossroads Parkway                  George N. Panagakis
Savannah, Georgia 31422                 Timothy P. Olson
(912) 233-9333                          SKADDEN, ARPS, SLATE, MEAGHER
                                           & FLOM LLP
                                        333 West Wacker Drive, Suite 2100
                                        Chicago, Illinois 60606-1285


                                        /s/ Matthew Mills
                                        ----------------------------------
                                        Attorney for Debtor's
                                        Kathleen Horne
                                        Dolly Chisholm
                                        Matthew Mills
                                        INGLESBY, FALLIGANT, HORNE,
                                          COURINGTON & CHISHOLM,
                                          A Professional Corporation
                                        17 West McDonough Street
                                        P.O. Box
                                        1368
                                        Savannah,
                                        Georgia
                                        31402-1368
                                        (912)
                                        232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                               FCJV Holding Corp

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                                   Month          YTD

Beginning Balance                                    0             0

   Cash deposits                                     0             0
   Credit card collections                           0             0
   Down payments/layaways                            0             0
   Sales tax                                         0             0
   Borrowings on line of credit                      0             0
   Interbank transfers                               0             0
   Intercompany allocations                          0             0
   Other deposits                                    0             0
                                           -----------        ------
Total cash receipts                                  0             0
                                           -----------        ------
Total cash available                                 0             0

   Merchandise payments                              0             0
   Rent                                              0             0
   Advertising                                       0             0
   Jewelry repair                                    0             0
   Customer refunds                                  0             0
   Utilities and telephone                           0             0
   Employee travel                                   0             0
   Benefits and benefit administration               0             0
   Freight and inventory distribution                0             0
   Capital expenditures                              0             0
   Taxes and licenses                                0             0
   Ordinary course professionals                     0             0
   Credit and collection expenses                    0             0
   Payroll                                           0             0
   Professional fees                                 0             0
   Banking, interest and loan fees                   0             0
   Income taxes                                      0             0
   Sales tax                                         0             0
   American Bankers Ins Group                        0             0
   ACH/Debits/Charges                                0             0
   Healthcare                                        0             0
   Line of credit paydowns                           0             0
   Intercompany transfers                            0             0
   Other disbursements                               0             0
                                            ----------        ------
Total cash disbursements                             0             0
                                           -----------        ------
Ending cash balance                                  0             0
                                            ==========        ======

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 25th day of August, 2005                          /s/ Ken Maher
                                                      -----------------------
                                                      Chief Financial Officer

Name of Debtor:           FCJV Holding Corp.   Case Number:  05-40132
                          ------------------                 --------

Reporting Period beginning   July 3, 2005       and ending   July 30, 2005
                             ------------                    -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )    Case No.  05-40133
                                      )
                                      )
FRIEDMAN'S BENEFICIARY                )    Judge     Hon. Lamar W. Davis, Jr.
INC., et al.                          )
                                      )
                                      )    Chapter   11
                                      )
                                      )
Debtor                                )
--------------------------------------

                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

   FROM          July 3, 2005         TO           July 30, 2005
                 ------------                      -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:       Attorney's Address and Phone Number:

Friedman's Inc.                          John Wm. Butler, Jr.
171 Crossroads Parkway                   George N. Panagakis
Savannah, Georgia 31422                  Timothy P. Olson
(912) 233-9333                           SKADDEN, ARPS, SLATE, MEAGHER
                                            & FLOM LLP
                                         333 West Wacker Drive, Suite 2100
                                         Chicago, Illinois 60606-1285


                                         /s/ Matthew Mills
                                         -------------------------------------
                                         Attorney for Debtor's
                                         Kathleen Horne
                                         Dolly Chisholm
                                         Matthew Mills
                                         INGLESBY, FALLIGANT, HORNE,
                                           COURINGTON & CHISHOLM,
                                           A Professional Corporation
                                         17 West McDonough Street
                                         P.O. Box
                                         1368
                                         Savannah,
                                         Georgia
                                         31402-1368
                                         (912)
                                         232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                          Friedman's Beneficiary Inc.

                 Statement of Cash Receipts and Disbursements

                                    Jul-05

                                                            Month        YTD

Beginning Balance                                              0          0

            Cash deposits                                      0          0
            Credit card collections                            0          0
            Down payments/layaways                             0          0
            Sales tax                                          0          0
            Borrowings on line of credit                       0          0
            Interbank transfers                                0          0
            Intercompany allocations                           0          0
            Other deposits                                     0          0

                                                      ----------    -------
Total cash receipts                                            0          0

                                                      ----------    -------
Total cash available                                           0          0

            Merchandise payments                               0          0
            Rent                                               0          0
            Advertising                                        0          0
            Jewelry repair                                     0          0
            Customer refunds                                   0          0
            Utilities and telephone                            0          0
            Employee travel                                    0          0
            Benefits and benefit administration                0          0
            Freight and inventory distribution                 0          0
            Capital expenditures                               0          0
            Taxes and licenses                                 0          0
            Ordinary course professionals                      0          0
            Credit and collection expenses                     0          0
            Payroll                                            0          0
            Professional fees                                  0          0
            Banking, interest and loan fees                    0          0
            Income taxes                                       0          0
            Sales tax                                          0          0
            American Bankers Ins Group                         0          0
            ACH/Debits/Charges                                 0          0
            Healthcare                                         0          0
            Line of credit paydowns                            0          0
            Intercompany transfers                             0          0
            Other disbursements                                0          0
                                                      ----------    -------
Total cash disbursements                                       0          0
                                                      ----------    -------
Ending cash balance                                            0          0
                                                      ==========    =======

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 25th day of August, 2005
                                                      /s/ Ken Maher
                                                      -----------------------
                                                      Chief Financial Officer

Name of Debtor:   Friedman's Beneficiary Inc. Case Number:   05-40133
                  ---------------------------                --------

Reporting Period beginning    July 3, 2005    and ending     July 30, 2005
                              ------------                   -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )      Case No. 05-40134
                                      )
                                      )
FRIEDMAN'S HOLDING CORP.,             )      Judge    Hon. Lamar W. Davis, Jr.
et al.                                )
                                      )
                                      )      Chapter  11
                                      )
                                      )
Debtor                                )
--------------------------------------


                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

   FROM          July 3, 2005       TO       July 30, 2005
                 ------------                -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:        Attorney's Address and Phone Number:

Friedman's Inc.                           John Wm. Butler, Jr.
171 Crossroads Parkway                    George N. Panagakis
Savannah, Georgia 31422                   Timothy P. Olson
(912) 233-9333                            SKADDEN, ARPS, SLATE, MEAGHER
                                             & FLOM LLP
                                          333 West Wacker Drive, Suite 2100
                                          Chicago, Illinois 60606-1285


                                          /s/ Matthew Mills
                                          ------------------------------------
                                          Attorney for Debtor's
                                          Kathleen Horne
                                          Dolly Chisholm
                                          Matthew Mills
                                          INGLESBY, FALLIGANT, HORNE,
                                            COURINGTON & CHISHOLM,
                                            A Professional Corporation
                                          17 West McDonough Street
                                          P.O. Box
                                          1368
                                          Savannah,
                                          Georgia
                                          31402-1368
                                          (912)
                                          232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                           Friedman's Holding Corp.

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                                     Month           YTD

Beginning Balance                                       0             0

            Cash deposits                               0             0
            Credit card collections                     0             0
            Down payments/layaways                      0             0
            Sales tax                                   0             0
            Borrowings on line of credit                0             0
            Interbank transfers                         0             0
            Intercompany allocations                    0             0
            Other deposits                              0             0
                                                    -----          ----
Total cash receipts                                     0             0
                                                    -----          ----
Total cash available                                    0             0

            Merchandise payments                        0             0
            Rent                                        0             0
            Advertising                                 0             0
            Jewelry repair                              0             0
            Customer refunds                            0             0
            Utilities and telephone                     0             0
            Employee travel                             0             0
            Benefits and benefit administration         0             0
            Freight and inventory distribution          0             0
            Capital expenditures                        0             0
            Taxes and licenses                          0             0
            Ordinary course professionals               0             0
            Credit and collection expenses              0             0
            Payroll                                     0             0
            Professional fees                           0             0
            Banking, interest and loan fees             0             0
            Income taxes                                0             0
            Sales tax                                   0             0
            American Bankers Ins Group                  0             0
            ACH/Debits/Charges                          0             0
            Healthcare                                  0             0
            Line of credit paydowns                     0             0
            Intercompany transfers                      0             0
            Other disbursements                         0             0
                                                    -----          ----
Total cash disbursements                                0             0
                                                    -----          ----
Ending cash balance                                     0             0
                                                    =====          ====

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 25th day of August, 2005
                                                       /s/ Ken Maher
                                                      -----------------------
                                                      Chief Financial Officer

Name of Debtor:         Friedman's Holding Corp.  Case Number: 05-40134
                        ------------------------               --------

Reporting Period beginning         July 3, 2005   and ending   July 30, 2005
                                   ------------                -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )    Case No. 05-40135
                                      )
                                      )
FRIEDMAN'S INVESTMENTS                )    Judge    Hon. Lamar W. Davis, Jr.
LLC, et al.                           )
                                      )
                                      )    Chapter  11
                                      )
                                      )
Debtor                                )
--------------------------------------


                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

    FROM          July 3, 2005        TO           July 30, 2005
                  ------------                     -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:    Attorney's Address and Phone Number:

Friedman's Inc.                       John Wm. Butler, Jr.
171 Crossroads Parkway                George N. Panagakis
Savannah, Georgia 31422               Timothy P. Olson
(912) 233-9333                        SKADDEN, ARPS, SLATE, MEAGHER
                                         & FLOM LLP
                                      333 West Wacker Drive, Suite 2100
                                      Chicago, Illinois 60606-1285


                                      /s/ Matthew Mills
                                      ----------------------------------
                                      Attorney for Debtor's
                                      Kathleen Horne
                                      Dolly Chisholm
                                      Matthew Mills
                                      INGLESBY, FALLIGANT, HORNE,
                                        COURINGTON & CHISHOLM,
                                        A Professional Corporation
                                      17 West McDonough Street
                                      P.O. Box
                                      1368
                                      Savannah,
                                      Georgia
                                      31402-1368
                                      (912)
                                      232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                          Friedman's Investments LLC

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                                     Month         YTD

Beginning Balance                                        0          0

            Cash deposits                                0          0
            Credit card collections                      0          0
            Down payments/layaways                       0          0
            Sales tax                                    0          0
            Borrowings on line of credit                 0          0
            Interbank transfers                          0          0
            Intercompany allocations                     0          0
            Other deposits                               0          0
                                                    ------       ----
Total cash receipts                                      0          0
                                                    ------       ----
Total cash available                                     0          0

            Merchandise payments                         0          0
            Rent                                         0          0
            Advertising                                  0          0
            Jewelry repair                               0          0
            Customer refunds                             0          0
            Utilities and telephone                      0          0
            Employee travel                              0          0
            Benefits and benefit administration          0          0
            Freight and inventory distribution           0          0
            Capital expenditures                         0          0
            Taxes and licenses                           0          0
            Ordinary course professionals                0          0
            Credit and collection expenses               0          0
            Payroll                                      0          0
            Professional fees                            0          0
            Banking, interest and loan fees              0          0
            Income taxes                                 0          0
            Sales tax                                    0          0
            American Bankers Ins Group                   0          0
            ACH/Debits/Charges                           0          0
            Healthcare                                   0          0
            Line of credit paydowns                      0          0
            Intercompany transfers                       0          0
            Other disbursements                          0          0
                                                    ------       ----
Total cash disbursements                                 0          0
                                                    ------       ----
Ending cash balance                                      0          0
                                                    ======       ====

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 25th day of August, 2005                         /s/ Ken Maher
                                                      -----------------------
                                                      Chief Financial Officer

Name of Debtor:  Friedman's Investments LLC    Case Number:  05-40135
                 --------------------------                  --------

Reporting Period beginning   July 3, 2005      and ending    July 30, 2005
                             ------------                    -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                                )     Case No.  05-40136
                                      )
                                      )
FRIEDMAN'S MANAGEMENT                 )     Judge     Hon. Lamar W. Davis, Jr.
CORP., et al.                         )
                                      )
                                      )     Chapter   11
                                      )
                                      )
Debtor                                )
--------------------------------------


                 DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                FOR THE PERIOD

     FROM          July 3, 2005         TO          July 30, 2005
                   ------------                     -------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:    Attorney's Address and Phone Number:

Friedman's Inc.                       John Wm. Butler, Jr.
171 Crossroads Parkway                George N. Panagakis
Savannah, Georgia 31422               Timothy P. Olson
(912) 233-9333                        SKADDEN, ARPS, SLATE, MEAGHER
                                         & FLOM LLP
                                      333 West Wacker Drive, Suite 2100
                                      Chicago, Illinois 60606-1285


                                      /s/ Matthew Mills
                                      ---------------------------------------
                                      Attorney for Debtor's
                                      Kathleen Horne
                                      Dolly Chisholm
                                      Matthew Mills
                                      INGLESBY, FALLIGANT, HORNE,
                                        COURINGTON & CHISHOLM,
                                        A Professional Corporation
                                      17 West McDonough Street
                                      P.O. Box
                                      1368
                                      Savannah,
                                      Georgia
                                      31402-1368
                                      (912)
                                      232-7000

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                          Friedman's Management Corp

                 Statement of Cash Receipts and Disbursements

                                    Jul-05


                                                   Monthly             YTD

Beginning Balance                                    400               400

            Cash deposits                              0                 0
            Credit card collections                    0                 0
            Down payments/layaways                     0                 0
            Sales tax                                  0                 0
            Borrowings on line of credit               0                 0
            Interbank transfers                        0                 0
            Intercompany allocations                   0                 0
            Other deposits                             0                 0
                                               ---------      ------------
Total cash receipts                                    0                 0
                                               ---------      ------------
Total cash available                                 400               400

            Merchandise payments                       0                 0
            Rent                                   4,147            34,899
            Advertising                                0                 0
            Jewelry repair                             0                 0
            Customer refunds                           0                 0
            Utilities and telephone               10,221            78,018
            Employee travel                            0                 0
            Benefits and benefit administration   31,989           209,447
            Freight and inventory distribution         0                 0
            Capital expenditures                       0                 0
            Taxes and licenses                         0                 0
            Ordinary course professionals              0                 0
            Credit and collection expenses             0                 0
            Payroll                              483,538         3,152,362
            Professional fees                          0                 0
            Banking, interest and loan fees            0                 0
            Income taxes                               0                 0
            Sales tax                                  0                 0
            American Bankers Ins Group                 0                 0
            ACH/Debits/Charges                         0                 0
            Healthcare                                 0            55,535
            Line of credit paydowns                    0                 0
            Intercompany transfers              (529,895)       (3,530,260)
            Other disbursements                        0                 0
                                               ---------      ------------
Total cash disbursements                               0                (0)
                                               ---------      ------------
Ending cash balance                                  400               400
                                               =========      ============

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 25th day of August, 2005                         /s/ Ken Maher
                                                      ------------------------
                                                      Chief Financial Officer

                                 ATTACHMENT 4

          MONTHLY SUMMARY OF BANK ACTIVITY - FRIEDMAN'S MGMT ACCOUNT

Name of Debtor:             Friedman's Inc.   Case Number:    05-40129
                            ---------------                   --------

Reporting Period beginning  July 3, 2005      and ending      July 30, 2005
                            ------------                      -------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

==============================================================================
                    Friedman's Management Acct # 3275522334
                          Friedman's Management Corp.
                                Bank of America
                              GL Acct # 5999.1012
                                 July 30, 2005




                              GL
                                               Ending
Beginning GL  Balance         400.00           Bank Balance       400.00



                          -----------                           ---------
Ending Balances               400.00                              400.00
                          -----------                           =========

Reconciling items:



                          -----------
                              400.00
                          ===========

==============================================================================

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D (|_| Check here if cash disbursements were authorized by United States Trustee)

          Date
          ----

None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 5

                CHECK REGISTER - FRIEDMAN'S MANAGEMENT ACCOUNT

Name of Debtor:     Friedman's Management Corp.   Case Number:  05-40136
                    ---------------------------                 --------

Reporting Period beginning    July 3, 2005        and ending    July 30, 2005
                              ------------                      -------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number         Payee          Purpose         Amount
    ----          ------------         -----          -------         ------

None

Name of Debtor:   Friedman's Management Corp.     Case Number:   05-40136
                  ---------------------------                    --------

Reporting Period beginning     July 3, 2005       and ending     July 30, 2005
                               ------------                      -------------


The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 6
Attachment 7
Attachment 8